As filed with the Securities and Exchange    1933 Act Registration No. 033-22740
Commission on April 24, 2007                 1940 Act Registration No. 811-05585

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 22 TO
                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G (Formerly: LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G)
                             (Exact Name of Trust)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

          1300 South Clinton Street P.O. Box 1110 Fort Wayne, IN 46801 (Complete Address of Depositor's Principal Executive Offices)

Dennis L. Schoff, Esquire                                    Copy To:
The Lincoln National Life                         Frederick C. Tedeschi, Esquire
    Insurance Company                                The Lincoln National Life
1300 South Clinton Street                                Insurance Company
      P.O. Box 1110                                      One Granite Place
Fort Wayne, Indiana 46801                          Concord, New Hampshire 03301
(NAME AND COMPLETE ADDRESS
  OF AGENT FOR SERVICE)

            Approximate date of proposed public offering: Continuous

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (Title of Securities Being Registered)

    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Form 24f-2 for Registrant, for the fiscal year ending
                  December 31, 2006 was filed March 28, 2007.

It is proposed that this filing will become effective:

      |_|      immediately upon filing pursuant to paragraph (b)
      |X|      on April 30, 2007 pursuant to paragraph (b) of rule 485
               60 days after filing pursuant to paragraph (a) (1)
               on (date) pursuant to paragraph (a) (1) of rule 485

                      Reconciliation and Tie Between Items

                       in Form N-8B-2 and the Prospectus

           for Lincoln Life Flexible Premium Variable Life Account G

N-8B-2
ITEM     CAPTION IN PROSPECTUS
------   ---------------------
1        Cover Page
2        Cover Page
3        Not Applicable
4        Lincoln Life
5        Lincoln Life
6        The Separate Account
7        Not Required
8        Not Required
9        Legal Proceedings
10 The Separate Account; Right to Examine Policy; Surrender of the Policy; Withdrawals; Proceeds and payment options; Addition, Deletion, or Substitution of Investments; Transfer Between Subaccounts; Policy Lapse and Reinstatement; Voting Rights; Premium Payment and Allocation of Premiums; Death Benefits and Death Benefit Types; Policy Changes; Policy Value; Proceeds and Payment Options
11       Lincoln Life; The General Account; The Separate Account
12       The Separate Account; Lincoln Life
13       Charges and Deductions
14       Requirements for Issuance of a Policy
15       Premium Payment and Allocation of Premiums
16 Premium Payment and Allocation of Premiums; Percent of Premium Charge; Charges and Deductions
17       Surrender of the Policy
18       The Separate Account
19       Reports and Records
20       Not Applicable
21       Loans
22       Not Applicable
23       Safekeeping of the Account's Assets

24       General Provisions
25       Lincoln Life
26       Not Applicable
27       Lincoln Life
28       Executive Officers and Directors of The Lincoln National Life Insurance
         Company
29       Lincoln Life
30       Not Applicable
31       Not Applicable
32       Not Applicable
33       Not Applicable
34       Not Applicable
35       Distribution of the Policies and Compensation
36       Not Required
37       Not Applicable
38       Distribution of the Policies and Compensation
39       Distribution of the Policies and Compensation
40       Not Applicable
41       Lincoln Life; Distribution of the Policies and Compensation
42       Not Applicable
43       Not Applicable
44       Not Applicable
45       Not Applicable
46       Not Applicable
47       The Separate Account
48       Not Applicable
49       Not Applicable
50       The Separate Account
51 Lincoln Life; Premium Payment and Allocation of Premiums; Surrender of the Policy; Withdrawals; Proceeds; Policy Lapse and Reinstatement; Charges and Deductions
52       Addition, Deletion and Substitution of Investments
53       Federal Tax Matters
54       Not Applicable

55       Not Applicable
56       Not Required
57       Not Required
58       Not Required
59       Not Required

                                                             VUL III
Home Office:                Administrative Office:    LINCOLN LIFE FLEXIBLE
1300 South Clinton Street   Customer Service Center      PREMIUM VARIABLE
P.O. Box 1110               One Granite Place             LIFE ACCOUNT G
Fort Wayne, IN 46801        Concord, NH 03301               PROSPECTUS
(800-454-6265)              (877-200-8213)            DATED: APRIL 30, 2007



     This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "We", "Us", "Our", the "Company").


     The Policy features: - flexible premium payments,

                          - a choice of two death benefit options, and

                          - a choice of underlying investment options.

     It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with this policy. This Separate Account prospectus is being furnished along with the prospectuses for the funds. Both should be read carefully to understand the policy being offered.

     You may allocate net premiums to subaccounts which invest in the following funds:

     -    AMERICAN FUNDS INSURANCE SERIES

               -    ASSET ALLOCATION FUND (CLASS 1)

               -    BOND FUND (CLASS 1)

               -    CASH MANAGEMENT FUND (CLASS 1)

               -    GLOBAL GROWTH FUND (CLASS 1)

               -    GLOBAL SMALL CAPITALIZATION FUND (CLASS 1)

               -    GROWTH FUND (CLASS 1)

               -    GROWTH-INCOME FUND (CLASS 1)

               -    HIGH-INCOME BOND FUND (CLASS 1)

               -    INTERNATIONAL FUND (CLASS 1)

               -    U.S. GOVERNMENT/AAA-RATED SECURITIES FUND (CLASS 1)

     -    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST


               - LVIP DELAWARE GROWTH AND INCOME FUND (STANDARD CLASS) (FORMERLY GROWTH AND INCOME)

               - LVIP DELAWARE SPECIAL OPPORTUNITIES FUND (STANDARD CLASS) (FORMERLY SPECIAL OPPORTUNITIES)



Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. Review this prospectus and the funds prospectus to achieve a clear understanding of the investment objectives of the subaccounts and of the respective underlying funds you are considering. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.


TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

TABLE OF CONTENTS


Summary of the Policy                                                          3
Lincoln Life, the General Account and the Separate Account                     7
   Lincoln Life                                                                7
   The General Account                                                         7
   The Separate Account                                                        8
   Principal Underwriter                                                       8
   Fund Participation Agreements                                               8
   The Investment Advisors                                                     9
   Addition, Deletion, or Substitution of Investments                          9
The Policy                                                                    10
   Requirements for Issuance of a Policy                                      10
   Units and Unit Values                                                      10
   Premium Payment and Allocation of Premiums                                 11
   Dollar Cost Averaging Program                                              12
   Effective Date                                                             13
   Right to Examine Policy                                                    13
   Policy Termination                                                         13
Charges and Deductions                                                        13
   Percent of Premium Charge                                                  14
   Contingent Deferred Sales Charge                                           14
   Contingent Deferred Administrative Charge                                  14
   Surrender Charge                                                           15
   Monthly Deductions                                                         15
   Cost of Insurance Charges                                                  16
   Monthly Administrative Charge                                              16
   Fund Charges and Expenses                                                  16
   Mortality and Expense Risk Charge                                          17
   Other Charges                                                              17
   Reduction of Charges                                                       18
   Term Conversion Credits                                                    18
Policy Benefits                                                               18
   Death Benefit and Death Benefit Types                                      18
   Death Benefit Guarantee                                                    20
   Policy Changes                                                             20
   Policy Value                                                               21
   Transfer Between Subaccounts                                               22
   Transfer to and from the General Account                                   23
   Market Timing                                                              23
   Loans                                                                      25
   Withdrawals                                                                26
   Policy Lapse and Reinstatement                                             26
   Surrender of the Policy                                                    27
   Proceeds and Payment Options                                               27
General Provisions                                                            28
   The Contract                                                               28
   Suicide                                                                    29
   Representations and Contestability                                         29
   Incorrect Age or Sex                                                       29
   Change of Owner or Beneficiary                                             29
   Assignment                                                                 30
   Reports and Records                                                        30
   Projection of Benefits and Values                                          30
   Postponement of Payments                                                   30
   Riders                                                                     31
Distribution of the Policies and Compensation                                 32
Advertising                                                                   33
Tax Issues                                                                    33
   Taxation of Life Insurance Contracts in General                            34
   Policies which are MECs                                                    35
   Policies which are not MECs                                                35
   Other Considerations                                                       36
   Tax Status of Lincoln Life                                                 37
   Fair Value of Your Policy                                                  37
Voting Rights                                                                 37
State Regulation of Lincoln Life and the Separate Account                     38
Safekeeping of the Separate Account's Assets                                  38
Legal Proceedings                                                             38
Independent Registered Public Accounting Firm                                 38
Experts                                                                       39
Officers & Directors of the Lincoln National Life Insurance Company           39
Additional Information                                                        40
Appendix A: Table of Base Minimum Premiums                                    41
Appendix B: Table of Surrender Charges                                        43
Appendix C: Illustrations of Policy Values                                    45
Financial Statements
   Separate Account Financial Statements                                     G-1
   Company Financial Statements                                              S-1

SUMMARY OF THE POLICY

This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:

     1)   fixed basis;

     2)   variable basis; or a

     3)   combination of both fixed and variable bases.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy's failing to meet federal tax law requirements.

The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.

INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named the insured (the person whose life is insured under the policy) is the owner. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important initial choices to make:

-    one of two death benefit options;

-    the amount of premium you want to pay; and

-    how your premium is allocated among the funding options you select.

Several riders are also available under the policy. (See Riders)

LEVEL OR VARYING DEATH BENEFIT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.

When you purchase your policy, you must choose one of two death benefit options. If you choose option 1, the death benefit will be the greater of: the specified amount of the policy (as explained in the Death Benefits Section) or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose option 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death Benefit and Death Benefit Types)


For the first two years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount regardless of the gains or losses of the subaccounts you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for two years even though your policy value is insufficient to pay current monthly deductions. If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death Benefit and Death Benefit Types)

AMOUNT OF PREMIUM PAYMENT

When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium Payments and Allocation of Premiums) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy Lapse and Reinstatement)


When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be allocated to the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid.


State laws where you live might change the number of days in the right-to-examine time period. (See Right to Examine Policy)

HOW ARE MY PREMIUMS PROCESSED?


You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date, the policy value and all subsequent net premiums will automatically be allocated according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

SELECTION OF SUBACCOUNTS

You must choose the subaccount(s) to which you want to allocate each net premium payment. The subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual fund(s) you select goes up in value, so does the cash value of your policy.

We select the funds purchased by the subaccounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor.

We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to the subaccount which purchases shares of a fund if we determine the fund no longer meets one or more of the factors and/or if the subaccount has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.


You may also choose to allocate all or part of your premium payment into the General Account. Premium payments allocated the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4% per year. For additional information see The General Account.

WHAT SUBACCOUNTS ARE AVAILABLE TO SELECT?

You can allocate amounts to one or more subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account G, established by Lincoln Life to receive and invest net premiums paid under the policy. Below is a brief description of the investment objective and principal strategy of each fund the shares of which are purchased by the respective subaccount. There can be no assurance that any of the stated investment objectives will be achieved.


American Funds Insurance Series:

     Asset Allocation Fund -- Current income.

     Bond Fund -- Current income.

     Cash Management Fund -- Preservation of capital.

     Global Growth Fund -- Long-term growth.

     Global Small Capitalization Fund -- Long-term growth.

     Growth Fund -- Long-term growth.

     Growth-Income Fund -- Growth and income.

     High-Income Bond Fund -- High current income.

     International Fund -- Long-term growth.

     U.S. Government/AAA-Rated Securities Fund -- High current income.

Lincoln Variable Insurance Products Trust:


     LVIP Delaware Growth and Income Fund -- Capital appreciation.

     LVIP Delaware Special Opportunities Fund -- Capital appreciation.


     For more detail, see the funds' prospectuses.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?

Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges. We deduct a premium charge of 5.95% from each premium payment. We make monthly deductions for administrative expenses (currently $6 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .80%, and is guaranteed not to exceed ..90%.

Each fund has its own management fee charge, also deducted daily. Each fund's expense levels will affect its investment results. The Fund charges and expenses table shows your current expense levels for each fund.

Each policy year you may make 12 transfers between subaccounts or between subaccounts and the General Account. For each transfer a charge of $10 is deducted from the amount transferred. This charge is currently being waived. (See Transfer Between Subaccounts)

The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and Deductions)

You may borrow within described limits under your policy. If you borrow, interest will be charged to the loan account. Currently, the interest rate is 6%. Interest will be credited to the loaned amount. Currently, the interest credited is at an annual rate of 4.95%. Outstanding policy loans increase the risk of lapse. (See Loans) You may also surrender the policy totally or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years. Withdrawals may reduce the cash value and death benefit, and may increase the risk of lapse.

BUYING VARIABLE LIFE INSURANCE


The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment allocation choices they have made.


A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.


Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of subaccounts available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment allocation choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one subaccount to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.


The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see Policies Which Are MECS), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge, and will result in penalty tax if made before age 59 1/2.

Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (see table under Policy Benefits). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges, which decrease over time, and premium taxes may be applicable to your policy. These charges are explained in more detail in Charges and Deductions. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE


The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our)(EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.


On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife, the assets and liabilities of JPLife became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy and prospectus have not changed as a result of either merger.


In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.

THE GENERAL ACCOUNT

The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT

We established Lincoln Life Flexible Premium Variable Life Account G ("Account G") on May 25, 1988. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open and trading is unrestricted ("valuation day").

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under Federal Securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Securities and Exchange Commission.


The Separate Account is divided into twelve subaccounts. Each subaccount invests exclusively in shares of one of the following funds: One of ten portfolios of the American Funds Insurance Series, the LVIP Delaware Growth and Income Fund or the LVIP Delaware Special Opportunities Fund. The ten portfolios available in the American Funds Insurance Series are: Asset Allocation Fund, Bond Fund, Cash Management Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund, High-Income Bond Fund, International Fund and U.S. Government/AAA-Rated Securities Fund.

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contract owners, we have agreed to notify the Series' Board of Trustees and the funds' Board of Trustees and to remedy, at our own expense, any such conflict. Each series within the American Funds Insurance Series and the Lincoln Variable Insurance Products Trust has two classes of shares, designated as class 1 shares and class 2 shares. Class 1 or Standard Class and class 2 or Service Class, respectively differ in that class 2 and Service Class (but not class 1 or Standard Class) shares are subject to a 12b-1 plan for the payment by the fund of certain distribution-related expenses. Only class 1 and Standard Class shares are available under the policy.


There is no assurance that any of the available funds will achieve its stated objective.

PRINCIPAL UNDERWRITER


Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802 is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life retains no underwriting commissions from the sale of the policies. On and after May 1, 2007, Lincoln Financial Distributors, Inc., an affiliate of
Lincoln Life, may also act as principal underwriter.


FUND PARTICIPATION AGREEMENTS


In order to make the funds in which the subaccounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between .12% and .16% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor
(or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

THE INVESTMENT ADVISORS


Lincoln Investment Advisors Corporation ("LIAC") is the investment advisor for, and Delaware Management Company ("DMC") is the subadvisor for the LVIP Delaware Growth and Income Fund and the LVIP Delaware Special Opportunities Fund. LIAC and DMC are a part of the Lincoln Financial Group of companies. LIAC principal offices are in Fort Wayne, IN and Concord, NH. DMC is headquartered at 2005 Market Street, Philadelphia, PA 19103. LIAC and DMC are registered with the Securities and Exchange Commission as investment advisors.


Capital Research and Management Company ("CRMC"), an investment management organization founded in 1931, is the investment advisor to American Funds Insurance Series, and other mutual funds, including those in The American Funds Group. CRMC is located at 333 South Hope Street, Los Angeles, CA 90071. It is also registered with the Securities and Exchange Commission as an investment adviser.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Lincoln Life does not have control over the funds and therefore cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.


We reserve the right to close a subaccount and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.


Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $200,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability to us. Acceptance is subject to our underwriting rules and, except in California, we reserve the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES


The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan repayments, or transfer of values into a subaccount), that amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges or monthly administrative charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.


The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day. Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange
(NYSE) is open and trading is unrestricted (valuation day). On any day other than a valuation day, the unit value will not change. A valuation period is the period starting at the close of trading on the NYSE on a valuation day, and ending at the close of trading on the next valuation day.

The unit value for a subaccount on a specified valuation day is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first two policy years, the policy will lapse unless the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death Benefit Guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first two policy years will guarantee that the policy will remain in force for the first two policy years despite negative net cash surrender value (see Death Benefit Guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly administrative charges, and extra cost of insurance charges for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first two policy years. Unless the policy is being continued under the death benefit guarantee, (see Death Benefit Guarantee), the policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (see Policy Lapse and Reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all prmiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of premium charge (see Percent of Premium Charge.)

ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4.0%. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same date each month as the policy date) on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

RIGHT-TO-EXAMINE POLICY

A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

     1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

     2)   the policy is surrendered,

     3)   the insured dies, or

     4)   the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

     1) providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

     2)   administering the policy;

     3)   assuming certain risks in connection with the policy;

     4)   incurring expenses in distributing the policy.

We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE

A sales charge of 5.95% is deducted from each premium paid.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the base minimum found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDSC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDSC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDSC exceeds $22.00 per $1,000 of specified amount, the CDSC is reduced to $22.00 per $1,000 of specified amount. Furthermore, upon surrender of the policy at any time during the first two policy years, the maximum total sales charges actually deducted (percent of premium charge plus CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus 5.95% of premiums paid in excess of those amounts.

During the third and subsequent policy years, the CDSC will equal the CDSC during the second policy year times the percent indicated in the table below.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC)

During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted only if the policy lapses or is surrendered. This charge is to recover costs for underwriting, issue and initial administration of the policy. During the first policy year, the CDAC is approximately equal to 30% of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the base minimum premium found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDAC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDAC exceeds $22.00 per $1,000 of specified amount, the CDAC will be reduced to $22.00 per $1,000 of specified amount.

During the third and subsequent policy years the CDAC will equal the CDAC during the second policy year times the percent indicated in the table below.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon the surrender of the policy at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the following table, where policy year is calculated from the date of the increase.

DURING POLICY YEAR       PERCENT OF CDSC AND
(OR AFTER AN INCREASE)   CDAC TO BE DEDUCTED
----------------------   -------------------
3, 4 or 5                        100%
6                                 95
7                                 90
8                                 85
9                                 80
10                                70
11                                60
12                                50
13                                40
14                                30
15                                20
16                                10

When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE

The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, additional surrender charges apply. During the first year after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by one-fourth. During years 2-5 after an increase, the values in Appendix B should be multiplied by one-half. During years 6 through 16 after an increase, the values in Appendix B are multiplied by one-half and by the percentage given in the table above. Surrender charges are higher in the earlier years of the policy reducing its net cash surrender value. Thus if you surrender the policy in the early years there may be little or no money to return to you.

MONTHLY DEDUCTIONS

On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: a monthly administrative charge and a monthly cost of insurance charge. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

COST OF INSURANCE CHARGES

On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

     a)   the death benefit on the monthly anniversary day; divided by

     b) 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

     c) the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

     d)   1,000; the result multiplied by

     e)   the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), and rate class of the person insured. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker, and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

MONTHLY ADMINISTRATIVE CHARGE

A monthly administrative charge of $6 is deducted from the policy value each month the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

FUND CHARGES AND EXPENSES


The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from ..28% to .77%. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts.

                                                               TOTAL ANNUAL                      TOTAL FUND
                                                              FUND OPERATING                     OPERATING
                                                                 EXPENSES                         EXPENSES
                                                                  WITHOUT          TOTAL            WITH
                                   MANAGEMENT      OTHER        WAIVERS OR      WAIVERS AND      WAIVERS OR
ASSET FUND                           FEE(1)     EXPENSES(1)    REDUCTIONS(1)   REDUCTIONS(1)   REDUCTIONS(1)
------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES:
Asset Allocation                      .32%          .01%           .33%             .00%            .33%
Bond                                  .41%          .01%           .42%             .00%            .42%
Cash Management                       .32%          .01%           .33%             .00%            .33%
Global Growth                         .55%          .03%           .58%             .00%            .58%
Global Small Capitalization           .72%          .05%           .77%             .00%            .77%
Growth                                .32%          .02%           .34%             .00%            .34%
Growth-Income                         .27%          .01%           .28%             .00%            .28%
High-Income Bond                      .48%          .01%           .49%             .00%            .49%
International                         .50%          .04%           .54%             .00%            .54%
U.S. Gov't/AAA-Rated                  .46%          .01%           .47%             .00%            .47%

LINCOLN VARIABLE INSURANCE
   PRODUCTS TRUST:
LVIP Delaware Growth and
   Income(2)                          .33%          .07%           .40%             .00%            .40%
LVIP Delaware Special
   Opportunities(2)                   .37%          .08%           .45%             .00%            .45%



(1)  Expressed as an annual percentage of each fund's average daily net assets.

(2) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.


See the funds' prospectuses for more complete information about the expenses of the funds.

Take note that during extended periods of low interest rates, the yields of money market subaccounts (Cash Management) may become extremely low, and possibly negative.

MORTALITY AND EXPENSE RISK CHARGE

Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0021917% (which is approximately equal to an annual rate of .80%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

OTHER CHARGES

Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is $10 for each withdrawal.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

We also reserve the right to deduct from the policy value any amounts charged for federal or other governmental income taxes that might result from a change in the current tax laws. Current tax laws do not charge income taxes on the policy value.

REDUCTION OF CHARGES

The percent of premium charge, surrender charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyowners, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

TERM CONVERSION CREDITS

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy that meets certain requirements. Term insurance policies issued by Lincoln Life or by any other life insurance company may be considered for conversion to the policy under this program and for possible term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES

As long as the policy remains in force (see Policy Lapse and Reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and Payment Options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Proceeds and Payment Options.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

The specified amount, which may not be less than $200,000, is the amount requested by the policy owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the Policy Specification Page.


If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The

SecureLine(R) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened. Refer to the description of the SecureLine(R) account under the section headed "Proceeds and Payment Options" for more information.

THE POLICY OFFERS TWO DEATH BENEFIT TYPES: Option 1, basic coverage, and Option 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy Changes.)

OPTION 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

OPTION 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a OPTION 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a OPTION 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Option 2 basic plus policy value coverage than on a Option 1 basic coverage. As a result, policy values under a Option 1 basic coverage tend to increase faster than under a Option 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Option 1 basic coverage. In contrast, the death benefit under Option 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Option 2 basic plus policy value coverage.

The table below lists the specified percentage applicable to the given attained age.

                SPECIFIED                    SPECIFIED                   SPECIFIED
ATTAINED AGE    PERCENTAGE   ATTAINED AGE   PERCENTAGE   ATTAINED AGE   PERCENTAGE
----------------------------------------------------------------------------------
40 or younger      250%         59             134%       91               104%
41                 243          60             130        92               103
42                 236          61             128        93               102
43                 229          62             126        94               101
44                 222          63             124        95 or older      100
45                 215          64             122
46                 209          65             120
47                 203          66             119
48                 197          67             118
49                 191          68             117
50                 185          69             116
51                 178          70             115
52                 171          71             113
53                 164          72             111
54                 157          73             109
55                 150          74             107
56                 146          75             105
57                 142          through
58                 138          90

EXAMPLES. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under OPTION 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under OPTION 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first two policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first two policy years, provided the death benefit guarantee monthly premium requirement continues to be met taking into consideration loans or partial withdrawals. Lincoln Life makes no charge for this additional benefit.

POLICY CHANGES

CHANGE IN TYPE OF DEATH BENEFIT. You may also change the type of death benefit coverage from Option 1 to Option 2 or from Option 2 to Option 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Option 1 to Option 2, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Option 2 to Option 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

Changes in the initial specified amount, partial withdrawals, and/or death benefit option during the first two policy years may affect the death benefit guarantee monthly premium. These events and loans may also affect the policy's ability to remain in force.

POLICY VALUE


The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the amount of interest credited to the General Account and the investment performance of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value.


On the policy date the policy value will be the initial net premium, minus the sum of the following:

     a)   The monthly administrative charge;

     b)   The cost of insurance for the first month;

     c)   Any charges for extra benefits.

On each monthly anniversary day the policy value is equal to the sum of the following:

     a)   The policy value on the preceding day;

     b) Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     c) Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

     d) Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

     e)   Any net premiums received since the preceding day.

Minus the sum of the following:

     f) Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     g)   Any withdrawals;

     h) Any amount charged against the investment amount for federal or other governmental income taxes;

     i)   The monthly administrative charge;

     j)   The cost of insurance for the following month;

     k)   Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

     a)   The policy value on the preceding day;

     b) Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     c) Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

     d) Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

     e)   Any net premiums received since the preceding day.

Minus the sum of the following:

     f) Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     g)   Any withdrawals;

     h) Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in the Charges and Deductions section beginning on page 14.


NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets reduced by the per unit share of the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund during the period. The market value of fund assets reflect the asset management charge and any miscellaneous expenses incurred by the fund.


The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer.
Transfers will take effect on the date that the request is received at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to several restrictions:

     1) only one transfer from the General Account to the Separate Account is allowed during any twelve consecutive months; and

     2) as of the date of the transfer, the amount transferred may be any amount up to, but not exceeding, 20% of the unloaned policy value in the General Account. Currently, the 20% maximum transfer limitation does not apply for the first 6 months after the policy issue date.

There is no minimum transfer amount. However, if the unloaned portion of the General Account is $500 or less, the owner may transfer all or a portion of this amount to the Separate Account and the 20% maximum transfer restriction does not apply. For each transfer there is a $10 charge deducted from the amount transferred. Currently, this transfer charge is being waived.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

MARKET TIMING


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the fund.

You should be aware that purchase and redemption orders received by funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccounts to subaccounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1-2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will
detect every potential market timer.   If we are unable to detect market
timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis to restrict or refuse transfers which are suspected to be market timing
activity.   In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to subaccounts investing in particular funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment advisor, the fund would be unable to invest effectively in accordance with its investment objectives or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the subaccount units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we received notice of the refusal. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. Some funds may also impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase.) We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to us as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of Payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Tax Issues.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if you have requested a substantial reduction in specified amount, there may be little or no policy value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy Lapse and Reinstatement.)

DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 4.95%. Any interest not paid when due will be added to the existing loan amount and will also be charged interest at the same policy loan rate.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase the potential for policy lapse.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS

Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. A charge of $10 is made for each withdrawal and is deducted from the withdrawn amount; the balance is paid to the owner. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax Issues.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Option 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Option 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death Benefit and Death Benefit Types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of Payments.)

POLICY LAPSE AND REINSTATEMENT

During the first two policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death Benefit Guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions; due to poor investment performance, withdrawals, indebtedness for policy loans, substantial reductions in specified amount, the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months as well as the repayment of any indebtedness. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. The above will not apply if the policy had been previously surrendered.

SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address, or at a later date if you so request.

Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. However, if you have money due from the General Account, payment from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account interest will be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment. The tax treatment of a surrender policy is discussed under Tax Issues.


If you request lump sum surrender and the policy's surrender value is over $5,000, your surrender proceeds will be placed into a SecureLine(R) account in your name. Refer to the description of the SecureLine(R) account under the section headed "Proceeds and Payment Options" for more information.


All coverage under the policy will automatically terminate and may not be reinstated if the owner makes a full surrender. A full or partial surrender of the policy may have tax consequences.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday), on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.


For surrenders and death benefit settlements where the proceeds are over $5,000, the proceeds will be placed into a SecureLine(R) account. The SecureLine(R) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine(R) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine(R) account.


PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we may determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the Initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years from the policy date during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. We will not be responsible for the validity of any assignment, and reserve the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds.

Policy owners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.

We have entered into an agreement with Delaware Management Company, Inc., and Delaware Service Company, Inc. 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Separate Account.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing to our administrative mailing address on a form suitable to us. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

     (i) The New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

     (ii) the Commission by order permits postponement for the protection of owners; or

     (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

RIDERS

The availability of the riders listed below is subject to approval by the Insurance Department of the state in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish the policy value of your base policy or of other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Term insurance is less costly for you to purchase. If term insurance is purchased, there is no increase in the cash value of your policy.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary Insured may be added as an Other Insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $10,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date eliminates the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider is available for ages 5 through
64. It waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. This rider is available for ages 5 through 64. If the Covered Insured (Primary Insured or other insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the planned periodic premium. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the option life). Available to issue ages 20 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 20 through 70. The cost of insurance for this rider is based on the Retirement Option Amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the Rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.


DISTRIBUTION OF THE POLICIES AND COMPENSATION

Lincoln Life offers the policy in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the policies, is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802. On and after May 1, 2007, Lincoln Financial Distributors, Inc., an affiliate of Lincoln Life, may also offer the policy.

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company.
One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. Broker-dealer firms may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or be provided reimbursements for portions of policy sales expenses.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in NASD Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives;

(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

ADVERTISING

We are ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

TAX ISSUES

INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL


TAX STATUS OF THE POLICY. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, under the guideline premium test, which provides for a maximum amount of premium paid depending on the insured's age, gender and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than the you, are considered the owner of the assets of the Separate Account for Federal income tax purposes. The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.


INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.


NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.


If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in the your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.


POLICIES WHICH ARE MECS


CHARACTERIZATION OF A POLICY AS A MEC. A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of Section 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares to actual paid premium in the first seven years against a pre-determined premium amount as defined the 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in death benefit during the first seven contract years following the last material change.


TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).
None of the penalty tax exceptions apply to a taxpayer who is not an individual.


SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS


TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.


CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS.
Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS


INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such a case, we believe the policy would continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.


COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. Interest on policy loan indebtedness is not deductible. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY AND CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE


Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal Law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


FAIR VALUE OF YOUR POLICY

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.


VOTING RIGHTS


The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our subaccount invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

Will we notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We calculate the number of votes for which you may instruct us based on the amount you have allocated to that subaccount, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.

Each fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of the fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the fund which it owns at a meeting of the shareholders of the fund, all shares voted by the company will be counted when the fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.


STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Indiana Department of Insurance ("Department"). An annual statement is filed with the Department on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $50,000,000 for a single loss and a $100,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS


In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the Separate Account, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appearing in this Prospectus and Registration Statement have been audited by

Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this Prospectus and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


EXPERTS


Actuarial matters included in this Prospectus have been examined by Vaughn Robbins, FSA, as stated in the Actuarial Opinion filed with the SEC on April 26, 2006, as an exhibit to the Registration Statement.

Legal matters in connection with the policies described herein are being passed upon by Robert A. Picarello, Esquire, as stated in the Opinion of Counsel filed with the SEC on April 26, 2006, as an exhibit to the Registration Statement.

OFFICERS AND DIRECTORS OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (TO BE COMPLETED)



NAME, ADDRESS AND
POSITION(S) WITH REGISTRANT             PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------             -------------------------------------
Frederick J. Crawford                   Chief Financial Officer
Chief Financial Officer and Director    [4/3/06-present], Director,
Centre Square                           [3/05-present], The Lincoln National
West Tower                              Life Insurance Company. Senior Vice
1500 Market Street                      President and Chief Financial Officer
Philadelphia, PA 19102                  [present], Lincoln National Corporation.
                                        Formerly: Senior Vice President, The
                                        Lincoln National Life Insurance Company;
                                        Vice President and Treasurer,
                                        [1/01-2005], Lincoln National
                                        Corporation.

Dennis R. Glass                         President and Director
President                               [4/3/06-present], The Lincoln National
Centre Square                           Life Insurance Company and Lincoln Life
West Tower                              & Annuity Company of New York.
1500 Market Street                      Formerly: President, Chief
Philadelphia, PA 19103                  Executive Officer, Executive Vice
                                        President, Chief Financial Officer,
                                        Treasurer [1993-4/06], Jefferson-Pilot
                                        Life Insurance Company.

Mark E. Konen                           Senior Vice President and Director
Senior Vice President                   [4/06-present], The Lincoln
and Director                            National Life Insurance Company,
100 North Greene Street                 Director [4/06-present] Lincoln
Greensboro, NC                          Life & Annuity Company of New York;
                                        Formerly: Senior Vice President
                                        [8/94-4/06], Jefferson Pilot Financial
                                        Insurance Company,

Barbara S. Kowalczyk                    Senior Vice President, Corporation
Director                                Planning [5/94-present], Lincoln
Centre Square                           National Corporation; Director and
West Tower                              Member of the Investment Committee
1500 Market Street                      [12/01-present], The Lincoln National
Suite 3900                              Life Insurance Company, Director
Philadelphia, PA 19102                  [present] Lincoln National Management
                                        Corporation; Director [present],
                                        Lincoln Life & Annuity Company of New
                                        York.

See Yeng Quek                           Chief Investment Officer, Director
Chief Investment Officer,               [5/01-present] and Chairman of the
Director and Chairman of the            Investment Committee [10/02], The
Investment Committee                    Lincoln National Life Insurance Company;
One Commerce Square                     Senior Vice President [8/00-present],
Philadelphia, PA 19103                  Delaware Investments.

NAME, ADDRESS AND
POSITION(S) WITH REGISTRANT             PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------             -------------------------------------


Westley V. Thompson                     Senior Vice President and Director,
Senior Vice President                   The Lincoln National Life Insurance
and Director                            Company; President, Employer Markets,
350 Church Street                       The Lincoln National Life Insurance
Hartford, CT 06103                      Company [4/06-present]; Director,
                                        Lincoln Life & Annuity Company of New
                                        York 5/06-present]. Previous:
                                        President and Chief Executive
                                        Officer, Lincoln Financial
                                        Distributors [1/98-4/06].


ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

You may review or copy this prospectus or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

This prospectus with the funds prospectuses are also available on our Internet site, www.LFG.com.

Lincoln Life Flexible Premium Variable Life Account G
1933 Act Registration No. 033-22740
1940 Act Registration No. 811-05585

                                   APPENDIX A

                              BASE MINIMUM PREMIUMS
                         PER $1,000 OF SPECIFIED AMOUNT*
                      MALE (OR UNISEX), AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM
---   ------   ------   ------   ------
0         **     3.62       **       **
1                2.12
2                2.12
3                2.12
4                2.12
5                2.12
6                2.12
7                2.12
8                2.13
9                2.21
10               2.31
11               2.41
12               2.65
13               3.00
14               3.18
15               3.35
16      3.59     3.71     4.29     4.41
17      3.94     4.06     4.64     4.76
18      4.12     4.24     4.82     4.94
19      4.12     4.24     4.82     4.94
20      4.12     4.24     5.00     5.12
21      4.12     4.24     5.05     5.29
22      4.12     4.24     5.05     5.29
23      4.12     4.24     5.23     5.47
24      4.12     4.24     5.41     5.65
25      4.12     4.24     5.41     5.65
26      4.17     4.29     5.41     5.65
27      4.36     4.48     5.41     5.65
28      4.57     4.69     5.41     5.65
29      4.78     4.90     5.60     5.84
30      5.01     5.13     5.94     6.18
31      5.26     5.38     6.18     6.42
32      5.52     5.64     6.50     6.74
33      5.80     5.92     6.84     7.08
34      6.09     6.21     7.20     7.44
35      6.40     6.52     7.58     7.82
36      6.73     6.85     7.99     8.23
37      7.08     7.20     8.42     8.66
38      7.21     7.57     9.11     9.35
39      7.60     7.96     9.88    10.24
40      8.02     8.38    10.76    11.12
41      8.33     8.81    11.82    12.18
42      8.80     9.28    12.88    13.24
43      9.17     9.77    13.81    14.29
44      9.69    10.29    15.17    15.53
45     10.12    10.84    16.46    16.94
46     10.59    11.43    17.58    18.18
47     11.34    12.18    18.69    19.41
48     11.98    13.06    20.10    20.82
49     12.86    13.94    21.52    22.24
50     13.80    15.00    22.98    23.82
51     14.92    16.24    24.75    25.59
52     16.03    17.47    26.57    27.53
53     17.27    18.71    28.74    29.82
54     18.73    20.29    31.04    32.12
55     20.26    22.06    33.39    34.59
56     21.90    23.82    35.66    36.98
57     23.72    25.76    36.62    38.06
58     25.72    27.88    37.59    39.15
59     27.78    30.18    38.68    40.36
60     30.13    32.65    39.90    41.70
61     32.83    35.47    41.25    43.17
62     34.55    37.43    42.79    44.83
63     35.58    38.70    44.46    46.74
64     36.80    40.04    46.01    48.65
65     38.03    41.51    47.93    50.57
66     39.32    43.04    49.73    52.61
67     40.80    44.64    51.53    54.65
68     42.34    46.42    53.46    56.82
69     44.08    48.40    55.58    59.18
70     46.07    50.51    57.83    61.67
71     48.06    52.74    60.20    64.28
72     50.55    55.23    62.77    67.09
73     53.11    58.03    65.66    70.22
74     56.43    61.35    68.93    73.85
75     60.02    65.18    72.89    77.81
76     63.97    69.13    77.15    81.83
77     68.06    73.22    81.16    85.72
78     72.51    77.55    85.35    89.55
79     77.69    82.37    89.73    93.57
80     83.61    87.93    94.48    97.84

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**   This classification is not available below the age of 16.

                                   APPENDIX A

                              BASE MINIMUM PREMIUMS
                         PER $1,000 OF SPECIFIED AMOUNT*
                           FEMALE, AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker


AGE   PRF NS   STD NS   PRF SM   STD SM
---   ------   ------   ------   ------
0         **     2.98       **
1                1.76
2                1.76
3                1.76
4                1.76
5                1.76
6                1.76
7                1.76
8                1.76
9                1.83
10               1.90
11               1.98
12               2.12
13               2.15
14               2.24
15               2.33
16      2.30     2.42     2.76     2.88
17      2.40     2.52     2.88     3.00
18      2.51     2.63     2.06     3.18
19      2.62     2.74     3.13     3.25
20      2.73     2.85     3.28     3.40
21      2.85     2.97     3.43     3.55
22      2.98     3.10     3.58     3.70
23      3.12     3.24     3.74     3.86
24      3.25     3.37     3.92     4.04
25      3.41     3.53     4.10     4.22
26      3.56     3.68     4.29     4.41
27      3.73     3.85     4.49     4.61
28      3.90     4.02     4.71     4.83
29      4.09     4.21     4.93     5.05
30      4.28     4.40     5.17     5.29
31      4.37     4.61     5.42     5.54
32      4.59     4.83     5.69     5.81
33      4.82     5.06     5.97     6.09
34      5.06     5.30     6.27     6.39
35      5.32     5.56     6.58     6.70
36      5.59     5.83     6.79     7.03
37      5.76     6.12     7.14     7.38
38      6.06     6.42     7.50     7.74
39      6.38     6.74     7.88     8.12
40      6.71     7.07     8.58     8.82
41      7.06     7.42     9.29     9.53
42      7.43     7.79     9.88    10.24
43      7.70     8.18    10.58    10.94
44      7.99     8.59    11.64    12.00
45      8.42     9.02    12.70    13.06
46      8.76     9.48    13.46    13.94
47      9.24     9.96    14.34    14.82
48      9.63    10.47    15.28    15.88
49     10.06    11.02    16.52    17.12
50     10.69    11.65    17.75    18.35
51     11.57    12.53    19.04    19.76
52     12.33    13.41    20.46    21.18
53     13.21    14.29    21.75    22.59
54     14.15    15.35    23.16    24.00
55     14.92    16.24    24.57    25.41
56     15.62    16.94    25.69    26.65
57     16.38    17.82    26.92    27.88
58     17.15    18.71    28.04    29.12
59     18.03    19.59    29.27    30.35
60     19.26    20.82    31.04    32.12
61     20.73    22.41    33.21    34.41
62     22.73    24.53    35.60    36.92
63     25.08    27.00    36.75    38.19
64     27.61    29.65    37.97    39.53
65     30.19    32.47    39.19    40.87
66     32.72    35.12    40.35    42.15
67     34.52    37.04    41.38    43.42
68     35.42    38.06    42.54    44.70
69     36.64    39.28    43.82    46.10
70     37.86    40.74    45.43    47.83
71     39.59    42.47    47.29    49.93
72     41.39    44.51    49.48    52.36
73     43.63    46.87    51.98    55.10
74     46.38    49.74    54.99    58.35
75     49.58    53.18    58.70    62.18
76     53.16    56.88    62.66    66.14
77     57.06    60.78    66.73    70.09
78     61.33    65.05    71.06    74.30
79     66.30    69.90    75.89    78.89
80     71.98    75.58    81.17    83.93


* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100.00 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**   This classification is not available below the age of 16.

                                   APPENDIX B

                                SURRENDER CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                      MALE (OR UNISEX), AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM
---   ------   ------   ------   ------
0         **     3.20       **       **
1                2.54
2                2.54
3                2.54
4                2.54
5                2.54
6                2.54
7                2.54
8                2.54
9                2.64
10               2.76
11               2.88
12               3.16
13               3.60
14               3.80
15               4.02
16      4.30     4.44     5.14     5.28
17      4.72     4.86     5.56     5.70
18      4.94     5.08     5.78     5.92
19      4.94     5.08     5.78     5.92
20      4.94     5.08     5.98     6.14
21      4.94     5.08     6.06     6.34
22      4.94     5.08     6.06     6.34
23      4.94     5.08     6.26     6.56
24      4.94     5.08     6.48     6.76
25      4.94     5.08     6.48     6.76
26      5.00     5.14     6.48     6.76
27      5.22     5.38     6.48     6.76
28      5.48     5.62     6.48     6.76
29      5.74     5.88     6.70     7.00
30      6.00     6.16     7.12     7.40
31      6.30     6.44     7.40     7.70
32      6.62     6.76     7.78     8.08
33      6.96     7.10     8.20     8.48
34      7.30     7.44     8.64     8.92
35      7.68     7.82     9.08     9.38
36      8.06     8.22     9.58     9.86
37      8.50     8.64    10.10    10.38
38      8.64     9.08    10.92    11.22
39      9.12     9.54    11.84    12.28
40      9.62    10.04    12.90    13.34
41      9.98    10.56    14.18    14.60
42     10.54    11.12    15.44    15.88
43     11.00    11.72    16.56    17.14
44     11.62    12.34    18.20    18.62
45     12.14    13.00    19.74    20.32
46     12.70    13.72    21.08    21.80
47     13.60    14.60    22.42    23.28
48     14.36    15.66    24.12    24.98
49     15.42    16.72    25.82    26.68
50     16.56    18.00    27.58    28.58
51     17.90    19.48    29.68    30.70
52     19.22    20.96    31.88    33.02
53     20.72    22.44    34.48    35.78
54     22.48    24.34    37.24    38.54
55     24.30    26.46    40.06    41.50
56     26.28    28.58    42.78    44.00
57     28.46    30.90    43.94    44.00
58     30.86    33.46    44.00    44.00
59     33.32    36.20    44.00    44.00
60     36.14    39.16    44.00    44.00
61     39.38    42.56    44.00    44.00
62     41.44    44.00    44.00    44.00
63     42.70    44.00    44.00    44.00
64     44.00    44.00    44.00    44.00
65     44.00    44.00    44.00    44.00
66     44.00    44.00    44.00    44.00
67     44.00    44.00    44.00    44.00
68     44.00    44.00    44.00    44.00
69     44.00    44.00    44.00    44.00
70     44.00    44.00    44.00    44.00
71     44.00    44.00    44.00    44.00
72     44.00    44.00    44.00    44.00
73     44.00    44.00    44.00    44.00
74     44.00    44.00    44.00    44.00
75     44.00    44.00    44.00    44.00
76     44.00    44.00    44.00    44.00
77     44.00    44.00    44.00    44.00
78     44.00    44.00    44.00    44.00
79     44.00    44.00    44.00    44.00
80     44.00    44.00    44.00    44.00

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**   This classification is not available below the age of 16.

                                   APPENDIX B

                                SURRENDER CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                           FEMALE, AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM
---   ------   ------   ------   ------
0         **     2.64       **       **
1                2.10
2                2.10
3                2.10
4                2.10
5                2.10
6                2.10
7                2.10
8                2.10
9                2.18
10               2.28
11               2.38
12               2.54
13               2.56
14               2.68
15               2.78
16      2.76     2.90     3.30     3.44
17      2.88     3.02     3.44     3.60
18      3.00     3.14     3.66     3.80
19      3.14     3.28     3.76     3.90
20      3.28     3.42     3.92     4.06
21      3.42     3.56     4.10     4.24
22      3.56     3.72     4.28     4.44
23      3.74     3.88     4.48     4.62
24      3.90     4.04     4.70     4.84
25      4.08     4.22     4.90     5.06
26      4.26     4.42     5.14     5.28
27      4.46     4.62     5.38     5.52
28      4.68     4.82     5.64     5.78
29      4.90     5.04     5.92     6.06
30      5.14     5.28     6.20     6.34
31      5.24     5.52     6.50     6.64
32      5.50     5.78     6.82     6.96
33      5.78     6.06     7.16     7.30
34      6.06     6.36     7.52     7.66
35      6.38     6.66     7.90     8.04
36      6.70     7.00     8.14     8.42
37      6.90     7.34     8.56     8.84
38      7.26     7.70     9.00     9.28
39      7.64     8.08     9.46     9.74
40      8.04     8.48    10.30    10.58
41      8.46     8.90    11.14    11.42
42      8.90     9.34    11.84    12.28
43      9.22     9.80    12.68    13.12
44      9.58    10.30    13.96    14.40
45     10.10    10.82    15.24    15.66
46     10.50    11.36    16.14    16.72
47     11.08    11.94    17.20    17.78
48     11.56    12.56    18.34    19.06
49     12.06    13.22    19.82    20.54
50     12.82    13.96    21.30    22.02
51     13.88    15.02    22.84    23.70
52     14.80    16.08    24.54    25.40
53     15.84    17.14    26.08    27.10
54     16.98    18.42    27.78    28.80
55     17.90    19.48    29.48    30.48
56     18.74    20.32    30.82    31.96
57     19.66    21.38    32.30    33.46
58     20.56    22.44    33.64    34.94
59     21.62    23.50    35.12    36.42
60     23.10    24.98    37.24    38.54
61     24.88    26.88    39.84    41.28
62     27.26    29.42    42.70    44.00
63     30.08    32.40    44.00    44.00
64     33.12    35.56    44.00    44.00
65     36.22    38.96    44.00    44.00
66     39.26    42.14    44.00    44.00
67     41.42    44.00    44.00    44.00
68     42.50    44.00    44.00    44.00
69     43.96    44.00    44.00    44.00
70     44.00    44.00    44.00    44.00
71     44.00    44.00    44.00    44.00
72     44.00    44.00    44.00    44.00
73     44.00    44.00    44.00    44.00
74     44.00    44.00    44.00    44.00
75     44.00    44.00    44.00    44.00
76     44.00    44.00    44.00    44.00
77     44.00    44.00    44.00    44.00
78     44.00    44.00    44.00    44.00
79     44.00    44.00    44.00    44.00
80     44.00    44.00    44.00    44.00



+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**   This classification is not available below the age of 16.

                                   APPENDIX C

                         ILLUSTRATIONS OF POLICY VALUES

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current Cost of Insurance Charges are deducted and that the current Mortality and Expense Risk Charge is deducted. Although the contract allows for maximum Cost of Insurance Charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables and for a Maximum Mortality and Expense Risk Charge of .90% per year, Lincoln Life expects that it will continue to charge the current Cost of Insurance Charges and the illustrated current Mortality and Expense Risk Charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum Cost of Insurance Charges and the guaranteed Maximum Mortality and Expense Risk Charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current Cost of Insurance Charges and lower current Mortality and Expense Risk Charge.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (current average .48%), the mortality and expense risk charge (.80% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .04%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.68% using current charges and 10.58% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.68% and -1.32% respectively using current charges and 4.58% and -1.42% respectively using guaranteed charges.

                                    VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                               MALE ISSUE AGE 35
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                   $1,325 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                                                     NET CASH SURRENDER
              PREMIUMS         DEATH BENEFIT ASSUMING            POLICY VALUE ASSUMING                 VALUE ASSUMING
            ACCUMULATED          HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
   END           AT         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
   YEAR       PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1             $ 1,391     $100,000   $100,000    $100,000    $   994    $ 1,060    $ 1,127     $   603    $   669    $    736
2               2,852      100,000    100,000     100,000      1,965      2,159      2,362       1,183      1,377       1,580
3               4,386      100,000    100,000     100,000      2,925      3,311      3,729       2,143      2,529       2,947
4               5,996      100,000    100,000     100,000      3,851      4,494      5,219       3,069      3,712       4,437
5               7,688      100,000    100,000     100,000      4,756      5,724      6,858       3,974      4,942       6,076
6               9,463      100,000    100,000     100,000      5,640      7,001      8,662       4,897      6,258       7,919
7              11,328      100,000    100,000     100,000      6,491      8,317     10,637       5,788      7,613       9,933
8              13,285      100,000    100,000     100,000      7,323      9,687     12,815       6,659      9,022      12,150
9              15,341      100,000    100,000     100,000      8,125     11,101     15,206       7,499     10,476      14,581
10             17,499      100,000    100,000     100,000      8,896     12,564     17,837       8,349     12,017      17,289
15             30,021      100,000    100,000     100,000     12,266     20,649     35,579      12,110     20,493      35,422
20             46,003      100,000    100,000     101,828     14,754     30,253     64,858      14,754     30,253      64,858
25             66,400      100,000    100,000     151,550     16,028     41,657    113,097      16,028     41,657     113,097
30             92,433      100,000    100,000     233,689     15,526     55,339    191,548      15,526     55,339     191,548

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                    VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                 $1,325 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                                                     NET CASH SURRENDER
              PREMIUMS         DEATH BENEFIT ASSUMING            POLICY VALUE ASSUMING                 VALUE ASSUMING
            ACCUMULATED          HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
   END           AT         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
   YEAR       PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1             $ 1,391     $100,000   $100,000    $100,000    $   988    $ 1,054    $  1,120    $   597    $   663    $    729
2               2,852      100,000    100,000     100,000      1,955      2,149       2,350      1,173      1,367       1,568
3               4,386      100,000    100,000     100,000      2,899      3,283       3,698      2,117      2,501       2,916
4               5,996      100,000    100,000     100,000      3,818      4,458       5,177      3,036      3,676       4,395
5               7,688      100,000    100,000     100,000      4,714      5,674       6,799      3,932      4,892       6,017
6               9,463      100,000    100,000     100,000      5,583      6,933       8,578      4,840      6,190       7,835
7              11,328      100,000    100,000     100,000      6,425      8,234      10,530      5,721      7,531       9,826
8              13,285      100,000    100,000     100,000      7,240      9,580      12,673      6,575      8,916      12,008
9              15,341      100,000    100,000     100,000      8,026     10,972      15,027      7,401     10,346      14,401
10             17,499      100,000    100,000     100,000      8,783     12,410      17,614      8,236     11,862      17,067
15             30,021      100,000    100,000     100,000     12,072     20,327      35,003     11,915     20,171      34,847
20             46,003      100,000    100,000     100,000     14,295     29,507      63,427     14,295     29,507      63,427
25             66,400      100,000    100,000     147,258     14,846     39,923     109,894     14,846     39,923     109,894
30             92,433      100,000    100,000     225,187     12,671     51,631     184,580     12,671     51,631     184,580

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln National or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                   $1,705 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                                                     NET CASH SURRENDER
              PREMIUMS         DEATH BENEFIT ASSUMING            POLICY VALUE ASSUMING                 VALUE ASSUMING
            ACCUMULATED          HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
   END           AT         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
   YEAR       PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1             $  1,790    $100,000   $100,000    $100,000    $ 1,277    $ 1,362    $  1,448    $   808    $   893    $    979
2                3,670     100,000    100,000     100,000      2,517      2,767       3,027      1,579      1,829       2,089
3                5,644     100,000    100,000     100,000      3,722      4,217       4,753      2,784      3,279       3,815
4                7,716     100,000    100,000     100,000      4,902      5,726       6,655      3,964      4,788       5,717
5                9,892     100,000    100,000     100,000      6,037      7,276       8,728      5,099      6,338       7,790
6               12,177     100,000    100,000     100,000      7,140      8,880      11,005      6,249      7,989      10,114
7               14,576     100,000    100,000     100,000      8,199     10,531      13,498      7,354      9,687      12,654
8               17,095     100,000    100,000     100,000      9,216     12,233      16,232      8,418     11,435      15,435
9               19,740     100,000    100,000     100,000     10,192     13,989      19,236      9,441     13,239      18,486
10              22,518     100,000    100,000     100,000     11,128     15,804      22,542     10,471     15,147      21,886
15              38,631     100,000    100,000     100,000     15,124     25,795      44,916     14,936     25,608      44,729
20              59,196     100,000    100,000     128,581     17,900     37,697      81,899     17,900     37,697      81,899
25              85,443     100,000    100,000     189,967     18,951     52,003     141,767     18,951     52,003     141,767
30             118,942     100,000    100,000     290,940     17,502     69,785     238,475     17,502     69,785     238,475

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                 $1,705 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                                                     NET CASH SURRENDER
              PREMIUMS         DEATH BENEFIT ASSUMING            POLICY VALUE ASSUMING                 VALUE ASSUMING
            ACCUMULATED          HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
   END           AT         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
   YEAR       PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1             $  1,790    $100,000   $100,000    $100,000    $ 1,244    $ 1,329    $  1,413    $   775    $   860   $    944
2                3,670     100,000    100,000     100,000      2,455      2,701       2,957      1,517      1,763      2,019
3                5,644     100,000    100,000     100,000      3,629      4,115       4,641      2,691      3,177      3,703
4                7,716     100,000    100,000     100,000      4,763      5,570       6,480      3,825      4,632      5,542
5                9,892     100,000    100,000     100,000      5,855      7,066       8,486      4,917      6,128      7,548
6               12,177     100,000    100,000     100,000      6,902      8,601      10,674      6,011      7,710      9,783
7               14,576     100,000    100,000     100,000      7,903     10,175      13,064      7,058      9,331     12,220
8               17,095     100,000    100,000     100,000      8,854     11,788      15,675      8,056     10,991     14,878
9               19,740     100,000    100,000     100,000      9,753     13,439      18,532      9,003     12,689     17,781
10              22,518     100,000    100,000     100,000     10,598     15,128      21,658      9,941     14,472     21,002
15              38,631     100,000    100,000     100,000     13,949     24,188      42,599     13,761     24,000     42,411
20              59,196     100,000    100,000     120,654     15,415     34,239      76,849     15,415     34,239     76,849
25              85,443     100,000    100,000     176,239     13,993     45,212     131,522     13,993     45,212    131,522
30             118,942     100,000    100,000     266,276      7,998     57,417     218,259      7,998     57,417    218,259

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                               MALE ISSUE AGE 55
                               STANDARD NONSMOKER
                           $100,000 SPECIFIED AMOUNT
                  $3,348 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                                                     NET CASH SURRENDER
              PREMIUMS         DEATH BENEFIT ASSUMING            POLICY VALUE ASSUMING                 VALUE ASSUMING
            ACCUMULATED          HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
   END           AT         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
   YEAR       PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1             $  3,515    $100,000   $100,000    $100,000    $ 2,343   $  2,506    $  2,669    $ 1,020   $  1,183    $  1,346
2                7,207     100,000    100,000     100,000      4,616      5,088       5,580      1,970      2,442       2,934
3               11,082     100,000    100,000     100,000      6,822      7,754       8,765      4,176      5,108       6,119
4               15,152     100,000    100,000     100,000      8,952     10,500      12,249      6,306      7,854       9,603
5               19,425     100,000    100,000     100,000     11,010     13,335      16,070      8,364     10,689      13,424
6               23,911     100,000    100,000     100,000     12,989     16,259      20,264     10,476     13,745      17,750
7               28,622     100,000    100,000     100,000     14,893     19,280      24,882     12,512     16,899      22,501
8               33,569     100,000    100,000     100,000     16,705     22,391      29,964     14,456     20,142      27,715
9               38,763     100,000    100,000     100,000     18,420     25,596      35,570     16,303     23,479      33,453
10              44,216     100,000    100,000     100,000     20,041     28,907      41,775     18,189     27,054      39,923
15              75,857     100,000    100,000     100,000     26,598     47,402      85,313     26,069     46,872      84,784
20             116,240     100,000    100,000     170,635     29,964     70,695     159,472     29,964     70,695     159,472
25             167,780     100,000    108,031     295,213     27,675    102,886     281,155     27,675    102,886     281,155
30             233,559     100,000    151,477     500,905     14,829    144,264     477,053     14,829    144,264     477,053

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown, the death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                               MALE ISSUE AGE 55
                               STANDARD NONSMOKER
                           $100,000 SPECIFIED AMOUNT
                 $3,348 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                                                     NET CASH SURRENDER
              PREMIUMS         DEATH BENEFIT ASSUMING            POLICY VALUE ASSUMING                 VALUE ASSUMING
            ACCUMULATED          HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
   END           AT         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
   YEAR       PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1             $  3,515    $100,000   $100,000    $100,000    $ 2,242    $ 2,402    $  2,561    $   919    $ 1,079    $  1,238
2                7,207     100,000    100,000     100,000      4,392      4,851       5,329      1,746      2,205       2,683
3               11,082     100,000    100,000     100,000      6,448      7,349       8,326      3,802      4,703       5,680
4               15,152     100,000    100,000     100,000      8,406      9,895      11,577      5,760      7,249       8,931
5               19,425     100,000    100,000     100,000     10,259     12,485      15,105      7,613      9,839      12,459
6               23,911     100,000    100,000     100,000     12,000     15,118      18,941      9,486     12,604      16,427
7               28,622     100,000    100,000     100,000     13,622     17,789      23,120     11,241     15,408      20,738
8               33,569     100,000    100,000     100,000     15,112     20,492      27,679     12,863     18,243      25,430
9               38,763     100,000    100,000     100,000     16,456     23,222      32,666     14,339     21,105      30,549
10              44,216     100,000    100,000     100,000     17,643     25,974      38,138     15,790     24,122      36,286
15              75,857     100,000    100,000     100,000     20,790     40,106      76,022     20,260     39,577      75,493
20             116,240     100,000    100,000     152,221     16,739     54,847     142,263     16,739     54,847     142,263
25             167,780           0    100,000     262,633          0     71,223     250,127          0     71,223     250,127
30             233,559           0    100,999     440,786          0     96,190     419,796          0     96,190     419,796

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                               MALE ISSUE AGE 55
                                STANDARD SMOKER
                           $100,000 SPECIFIED AMOUNT
                  $4,358 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                                            NET CASH SURRENDER
             PREMIUMS       DEATH BENEFIT ASSUMING         POLICY VALUE ASSUMING              VALUE ASSUMING
           ACCUMULATED        HYPOTHETICAL GROSS            HYPOTHETICAL GROSS              HYPOTHETICAL GROSS
   END          AT       ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
OF POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
   YEAR      PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
---------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1           $  4,576   $100,000  $100,000   $100,000   $ 2,897  $  3,104   $  3,311   $   822  $  1,029   $  1,236
 2              9,381    100,000   100,000    100,000     5,699     6,296      6,919     1,549     2,146      2,769
 3             14,426    100,000   100,000    100,000     8,401     9,576     10,853     4,251     5,426      6,703
 4             19,723    100,000   100,000    100,000    11,018    12,968     15,174     6,868     8,818     11,024
 5             25,285    100,000   100,000    100,000    13,547    16,476     19,927     9,397    12,326     15,777
 6             31,125    100,000   100,000    100,000    15,982    20,103     25,165    12,039    16,160     21,222
 7             37,257    100,000   100,000    100,000    18,319    23,858     30,953    14,584    20,123     27,218
 8             43,696    100,000   100,000    100,000    20,554    27,750     37,369    17,026    24,222     33,842
 9             50,456    100,000   100,000    100,000    22,675    31,783     44,497    19,355    28,463     41,177
10             57,555    100,000   100,000    100,000    24,679    35,972     52,448    21,774    33,067     49,543
15             98,741    100,000   100,000    126,854    33,050    60,240    109,357    32,220    59,410    108,527
20            151,306    100,000   100,343    218,118    38,413    93,779    203,848    38,413    93,779    203,848
25            218,394    100,000   145,768    377,010    39,120   138,827    359,058    39,120   138,827    359,058
30            304,018    100,000   203,249    639,098    32,659   193,571    608,664    32,659   193,571    608,664

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                               MALE ISSUE AGE 55
                                STANDARD SMOKER
                           $100,000 SPECIFIED AMOUNT
                 $4,358 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                                            NET CASH SURRENDER
             PREMIUMS       DEATH BENEFIT ASSUMING         POLICY VALUE ASSUMING              VALUE ASSUMING
           ACCUMULATED        HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
   END          AT       ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
OF POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
   YEAR      PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
---------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1           $  4,576   $100,000  $100,000   $100,000   $ 2,451  $  2,645   $  2,838   $   376  $    570   $    763
 2              9,381    100,000   100,000    100,000     4,769     5,311      5,877       619     1,161      1,727
 3             14,426    100,000   100,000    100,000     6,952     8,000      9,142     2,802     3,850      4,992
 4             19,723    100,000   100,000    100,000     8,997    10,716     12,665     4,847     6,566      8,515
 5             25,285    100,000   100,000    100,000    10,902    13,456     16,480     6,752     9,306     12,330
 6             31,125    100,000   100,000    100,000    12,654    16,219     20,623     8,712    12,276     16,680
 7             37,257    100,000   100,000    100,000    14,237    18,993     25,133    10,502    15,258     21,398
 8             43,696    100,000   100,000    100,000    15,634    21,771     30,060    12,106    18,243     26,533
 9             50,456    100,000   100,000    100,000    16,823    24,544     35,467    13,503    21,224     32,147
10             57,555    100,000   100,000    100,000    17,787    27,308     41,435    14,882    24,403     38,530
15             98,741    100,000   100,000    100,000    18,726    41,245     84,626    17,896    40,415     83,796
20            151,306    100,000   100,000    172,212     9,575    55,959    160,946     9,575    55,959    160,946
25            218,394          0   100,000    299,130         0    73,870    284,886         0    73,870    284,886
30            304,018          0   111,158    502,511         0   105,865    478,582         0   105,865    478,582

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                              2006       2005
                                                            --------   ---------
                                                                (IN MILLIONS)
                                                            --------------------
ASSETS
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity (cost: 2006 -- $31,204; 2005 --
         $31,267)                                           $ 31,840   $ 32,245
      Equity (cost: 2006 -- $191; 2005 -- $95)                   203        101
   Trading securities                                          2,820      2,985
   Mortgage loans on real estate                               3,571      3,662
   Real estate                                                   175        182
   Policy loans                                                1,898      1,858
   Derivative investments                                         49         41
   Other investments                                             657        423
                                                            --------   --------
         Total Investments                                    41,213     41,497
Cash and invested cash                                         1,308      1,962
Deferred acquisition costs and value of business acquired      4,859      4,418
Premiums and fees receivable                                     283        285
Accrued investment income                                        477        500
Amounts recoverable from reinsurers                            6,798      6,955
Goodwill                                                         919        919
Other assets                                                   1,112      1,091
Assets held in separate accounts                              69,099     56,427
                                                            --------   --------
         Total Assets                                       $126,068   $114,054
                                                            ========   ========
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
Insurance and Investment Contract Liabilities:
   Insurance policy and claim reserves                      $ 10,350   $ 10,384
   Investment contract and policyholder funds                 34,753     35,273
                                                            --------   --------
         Total Insurance and Investment Contract
            Liabilities                                       45,103     45,657
Short-term debt                                                   21         34
Long-term debt                                                 1,390      1,250
Reinsurance related derivative liability                         218        278
Funds withheld reinsurance liabilities                         1,816      1,711
Deferred gain on indemnity reinsurance                           759        835
Other liabilities                                              2,069      2,536
Liabilities related to separate accounts                      69,099     56,427
                                                            --------   --------
         Total Liabilities                                   120,475    108,728
                                                            --------   --------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 9)
SHAREHOLDER'S EQUITY:
Common stock -- 10,000,000 shares authorized                      25         25
Retained earnings                                              5,268      4,848
Accumulated Other Comprehensive Income:
   Net unrealized gain on securities available-for-sale          315        452
   Net unrealized gain/(loss) on derivative instruments           (9)         7
   Minimum pension liability adjustment                           --         (6)
   Adjustment to initially apply SFAS 158                         (6)        --
                                                            --------   --------
         Total Accumulated Other Comprehensive Income            300        453
                                                            --------   --------
         Total Shareholder's Equity                            5,593      5,326
                                                            --------   --------
         Total Liabilities and Shareholder's Equity         $126,068   $114,054
                                                            ========   ========

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
REVENUE:
Insurance premiums                        $   54   $   67   $  158
Insurance fees                             1,841    1,575    1,405
Net investment income                      2,594    2,592    2,593
Realized gain (loss) on investments            2      (16)     (45)
Amortization of deferred gain on
   indemnity reinsurance                      76       77       87
Other revenue and fees                       258      316      275
                                          ------   ------   ------
   Total Revenue                           4,825    4,611    4,473
                                          ------   ------   ------
BENEFITS AND EXPENSES:
Benefits                                   2,178    2,122    2,143
Underwriting, acquisition, insurance
   and other expenses                      1,577    1,544    1,475
Interest and debt expense                     80       78       79
                                          ------   ------   ------
   Total Benefits and Expenses             3,835    3,744    3,697
                                          ------   ------   ------
Income before Federal Income Taxes           990      867      776
Federal income taxes                         247      223      193
                                          ------   ------   ------
Income before Cumulative Effect of
   Accounting Changes                        743      644      583
Cumulative Effect of Accounting Changes
   (net of Federal income taxes)              --       --      (26)
                                          ------   ------   ------
   Net Income                             $  743   $  644   $  557
                                          ======   ======   ======

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                            2006     2005     2004
                                           ------   ------   ------
                                                 (IN MILLIONS)
                                           ------------------------
COMMON STOCK:
Balance at beginning and end-of-year       $   25   $   25   $   25
RETAINED EARNINGS:
Balance at beginning-of-year                4,848    4,385    3,856
Comprehensive income                          596      315      566
Less other comprehensive income (loss)
   (net of federal income tax):
   Net unrealized gain (loss) on
      securities available-for-sale,
      net of reclassification adjustment     (137)    (329)      23
   Net unrealized loss on derivative
      instruments                             (16)      (7)     (10)
   Minimum pension liability adjustment         6        7       (4)
                                           ------   ------   ------
Net Income                                    743      644      557
Additional investment by Lincoln
   National Corporation/Stock
   Compensation                                27       19      122
Dividends declared                           (350)    (200)    (150)
                                           ------   ------   ------
      Balance at End-of-Year                5,268    4,848    4,385
                                           ------   ------   ------
NET UNREALIZED GAIN ON SECURITIES
   AVAILABLE-FOR-SALE:
Balance at beginning-of-year                  452      781      758
Change during the year                       (137)    (329)      23
                                           ------   ------   ------
      Balance at End-of-Year                  315      452      781
                                           ------   ------   ------
NET UNREALIZED GAIN ON DERIVATIVE
   INSTRUMENTS:
Balance at beginning-of-year                    7       14       24
Change during the year                        (16)      (7)     (10)
                                           ------   ------   ------
      Balance at End-of-Year                   (9)       7       14
                                           ------   ------   ------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                   (6)     (13)      (9)
Change during the year                          6        7       (4)
                                           ------   ------   ------
      Balance at End-of-Year                   --       (6)     (13)
                                           ------   ------   ------
ADJUSTMENT TO INITIALLY APPLY SFAS 158:        (6)      --       --
                                           ------   ------   ------
Total Shareholder's Equity at End-of-Year  $5,593   $5,326   $5,192
                                           ======   ======   ======

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                              2006      2005      2004
                                                            -------   -------   -------
                                                                   (IN MILLIONS)
                                                            ---------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                  $   743   $   644   $   557
Adjustments to reconcile net income to net cash provided
   by operating activities:
   Deferred acquisition costs and value of business
      acquired                                                 (391)     (430)     (350)
   Premiums and fees receivable                                   2        54       112
   Accrued investment income                                     23        (4)       (5)
   Insurance policy and claim reserves                          (14)   (1,082)   (1,347)
   Net trading securities purchases, sales and maturities       165       (72)      (99)
   Cumulative effect of accounting change                        --        --        39
   Investment contract and policyholder funds                   778     1,893     1,536
   Amounts recoverable from reinsurers                          157       101       375
   Federal income taxes                                          43       144       121
   Stock-based compensation expense                              --        18        19
   Depreciation                                                  27        64        48
   Realized gain (loss) on investments and derivative
      instruments                                                (2)       16        59
   Gain on sale of subsidiaries/business                         --        --       (14)
   Amortization of deferred gain                                (76)      (77)      (87)
   Other                                                       (210)     (607)     (275)
                                                            -------   -------   -------
      Net Adjustments                                           502        18       132
                                                            -------   -------   -------
      Net Cash Provided by Operating Activities               1,245       662       689
                                                            -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Securities available-for-sale:
   Purchases                                                 (6,487)   (5,725)   (9,001)
   Sales                                                      4,181     3,767     4,740
   Maturities                                                 2,282     2,392     2,468
Purchase of other investments                                  (408)   (1,008)   (1,938)
Sale or maturity of other investments                           104     1,151     2,187
Proceeds from disposition of business                            --        --        10
Other                                                          (155)        9       146
                                                            -------   -------   -------
      Net Cash Provided by (Used in) Investing Activities      (483)      586    (1,388)
                                                            -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                      140        --        47
Payment of long-term debt                                        --       (47)       --
Net decrease in short-term debt                                 (13)        2       (10)
Universal life and investment contract deposits               4,791     4,783     4,928
Universal life and investment contract withdrawals           (4,268)   (3,755)   (3,353)
Investment contract transfers                                (1,821)   (1,483)   (1,336)
Increase in cash collateral on loaned securities                 --        45       181
Increase in funds withheld liability                            105       131        87
Capital contribution from shareholder                            --        --       100
Dividends paid to shareholders                                 (350)     (200)     (150)
                                                            -------   -------   -------
      Net Cash Provided by (Used in) Financing Activities    (1,416)     (524)      494
                                                            -------   -------   -------
      Net Increase (Decrease) in Cash and Invested Cash        (654)      724      (205)
                                                            -------   -------   -------
Cash and Invested Cash at Beginning-of-Year                   1,962     1,238     1,443
                                                            -------   -------   -------
      Cash and Invested Cash at End-of-Year                 $ 1,308   $ 1,962   $ 1,238
                                                            =======   =======   =======

See accompanying notes to the Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION.

The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries ("LNL" or the "Company" which may be referred to as "we" or "us"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries:
First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively.

On April 3, 2006, LNC acquired the Jefferson-Pilot Corporation ("Jefferson-Pilot"). As a result of this transaction, the following affiliates of Jefferson-Pilot became affiliates of LNC: Jefferson Pilot Financial Insurance Company ("JPFIC"), which is domiciled in Nebraska; Jefferson-Pilot Life Insurance Company ("JPL"), which is domiciled in North Carolina; and JPFIC's wholly owned subsidiary Jefferson-Pilot LifeAmerica Insurance Company ("JP LifeAmerica"), which is domiciled in the state of New Jersey and commercially domiciled in New York.

On January 17, 2007, The Nebraska Insurance Department approved the merger of JPFIC with and into LNL. The Indiana Department of Insurance has not yet issued its final approval due to a limitation in its laws regarding approval of a transaction in excess of 90 days before closing. The anticipated effective date of the proposed transaction is July 2, 2007.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of JPL, with and into LNL. The Indiana Department of Insurance approved the merger on February 15, 2007. The expected effective date of the merger is April 2, 2007.

On February 22, 2007, the New Jersey Department of Banking and Insurance approved a request to redomicle JPLA from New Jersey to New York. The New York Insurance Department is reviewing for approval a request to redomicile JPLA to New York, and then merge Lincoln Life & Annuity Company of New York with and into JPLA. Subject to the New York Insurance Department approval, the effective date of these proposed transactions is April 2, 2007. The surviving merged company will adopt the name Lincoln Life & Annuity Company of New York.

LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Individual Markets and Employer Markets (see Note 11). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States.

ACCOUNTING ESTIMATES AND ASSUMPTIONS.

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, deferred sales inducements, insurance and investment contract liabilities, deferred front end loads, pension plans, income taxes and the potential effects of resolving litigated matters.

INVESTMENTS.

Securities available-for-sale consist of fixed maturity and equity securities, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA"). Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, we apply professional judgment and make adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses with a corresponding reduction in the cost of available-for-sale fixed maturity and equity securities. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate;
2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain
(loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses), gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain (loss) on investments is recognized in net income, net of associated amortization of DAC and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

DERIVATIVE INSTRUMENTS.

We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in current income during the period of change in the corresponding income statement line as the transaction being hedged.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets.

These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 9 for further discussion of our accounting policy for derivative instruments.

CASH AND INVESTED CASH.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DEFERRED ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, DEFERRED FRONT END LOADS, DEFERRED SALES INDUCEMENTS.

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain
(loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

Bonus credits and excess interest for dollar cost averaging ("DCA") contracts are considered sales inducements and are deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") and the unamortized balance is reported in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC. DSI is reported within the other assets caption of the Consolidated Balance Sheets.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. DFEL is reported within the investment contract and policyholder funds caption of the Consolidated Balance Sheets. The deferral and amortization of DFEL is reported within insurance fees in the Consolidated Statements of Income.

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions underlying the amortization of DAC, VOBA, DSI and DFEL. We review the various assumptions including investment margins, mortality and retention. These assumptions also impact the reserves for the guarantee features within our variable annuity and life insurance products. In addition to the annual third quarter review of assumptions, if factors or trends indicate that actual experience varies significantly from these assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as prospective unlockings, are reflected in amortization expense within the Consolidated Statements of Income. Prospective unlockings affecting DSI are reflected in benefits expense and affecting DFEL are included in insurance fees within the Consolidated Statements of Income.

DAC and VOBA are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

REINSURANCE.

We enter into reinsurance agreements with other companies in the normal course of our business. Assets/Liabilities and premiums/benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis in the balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.

GOODWILL AND OTHER INTANGIBLE ASSETS.

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

Other intangible assets, which consist of only of DSI as of December 31, 2006 and 2005, net of accumulated amortization are reported in other assets. DSI is amortized as discussed above, under the heading Deferred Acquisition Costs, Value of Business Acquired, Deferred Front End Loads, Deferred Sales Inducements.

PROPERTY AND EQUIPMENT.

Property and equipment owned for company use is included in other assets in our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held and used until disposed of.

Long-lived assets to be sold are classified as held for sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held for sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

ASSETS HELD IN SEPARATE ACCOUNTS/LIABILITIES RELATED TO SEPARATE ACCOUNTS.

These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us and our insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the Consolidated Statements of Income.

INSURANCE AND INVESTMENT CONTRACT LIABILITIES.

The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these policy benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefits ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and
3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2006 and 2005 participating policies comprised 1% of the face amount of insurance in-force, and dividend expenses were $70 million, $78 million, and $77 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Universal life and variable life products with secondary guarantees represent approximately 31% of permanent life insurance in-force at December 31, 2006 and approximately 67% of sales of these products in 2006. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI. The risk for the secondary guarantee is ceded to an affiliate of the Company in an arrangement that does not qualify as reinsurance. If the Company incurs a claim under the secondary guarantee benefit, then the affiliate will reimburse the Company for the cost of insurance charges. The reinsurance of the secondary guarantee is considered a derivative as it does not meet the insurance risk transfer requirements of FAS 113. The fair value of the derivative is determined based on the fair value of the cash flows related to this agreement.

LOANED SECURITIES.

Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

BORROWED FUNDS.

Short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

COMMITMENTS AND CONTINGENCIES.

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS.

Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS.

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

OTHER REVENUES AND FEES.

Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS AND EXPENSES.

Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2004 through 2006 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed income benefits ("GIB") or guaranteed minimum withdrawal benefits ("GMWB").

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS.

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate, expected return on plan assets and a salary increase assumption to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 7 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION.

We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to shareholder's equity. For additional information on stock-based incentive compensation see Note 8.

INCOME TAXES.

We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

RECLASSIFICATIONS.

Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

2. CHANGES IN ACCOUNTING PRINCIPLES AND CHANGES IN ESTIMATES

SFAS NO. 123(R) -- SHARE-BASED PAYMENT.

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, LNC adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). LNC's results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the amount of stock-based compensation expense allocated to the Company in 2006.

See Note 8 for more information regarding our stock-based compensation plans.

FSP 115-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 -- "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments" references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R).

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheet the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. Retroactive application of SFAS 158 is not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in a reduction to accumulated other comprehensive income of $6 million.

See Note 7 for more information regarding our adoption of SFAS 158.

SAB NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our consolidated financial statements.

STATEMENT OF POSITION 05-1.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for Deferred Acquisition Costs ("DAC") on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We will adopt this new accounting guidance effective January 1, 2007, primarily impacting our Individual Markets Annuities business. The adoption of this new guidance will impact our assumptions for lapsation used in the amortization of DAC and VOBA on certain blocks of our business. Our adoption will result in a reduction to our DAC and VOBA balances between $20 million to $50 million pre-tax, which will be recorded as a reduction to retained earnings with no impact on net income. The impact of SOP 05-1 is expected to prospectively increase DAC and VOBA amortization $3 million to $20 million, pre-tax, in 2007 assuming that replacement activity, as defined by SOP 05-1, is comparable to recent years. Our estimates are based upon our interpretation of SOP 05-1 and the proposed implementation guidance and do not consider our interpretations of final implementation guidance that could be issued in 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ from our estimates as the issuance of new implementation guidance and evolving industry practice may affect our interpretation and implementation.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB cleared Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 will not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. We will adopt the provisions of FIN 48 on January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the effects of SFAS 157 on our consolidated financial condition and results of operations.

SOP 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

GUARANTEED MINIMUM DEATH BENEFIT RESERVES. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Individual Annuities segment had been recording a reserve for GMDBs. At December 31, 2003, our GMDB reserve was $46 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $10 million pre-tax. GMDB reserves were $23 million and $15 million at December 31, 2006 and 2005, respectively, of which $21 and $15 million were ceded to an affiliated reinsurance company.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, VOBA, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/VOBA/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35 million pre-tax ($23 million after-tax) in 2004.

SALES INDUCEMENTS. Our Individual Markets -- Annuities segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

UNIVERSAL LIFE CONTRACTS. Our Individual Markets -- Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4 million pre-tax ($3 million after-tax) for the extension of benefit feature in MoneyGuard(R).

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first remeasurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the potential effects of SFAS 159 on our consolidated financial condition and results of operations.

3. INVESTMENTS

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                              AMORTIZED
                                                COST       GAINS   LOSSES   FAIR VALUE
                                              ---------   ------   ------   ----------
                                                            (IN MILLIONS)
                                              ----------------------------------------
2006:
   Corporate bonds                             $24,262    $  807   $(238)     $24,831
   U.S. Government bonds                           141         7      --          148
   Foreign government bonds                        689        58      (2)         745
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             389         3      (5)         387
      Collateralized mortgage obligations        3,156        18     (43)       3,131
      Commercial Mortgage Backed Securities      2,235        37     (19)       2,253
      Other asset-backed securities                130         3      --          133
   State and municipal bonds                       113         2      (1)         114
   Redeemable preferred stocks                      89         9      --           98
                                               -------    ------   -----      -------
         Total fixed maturity securities        31,204       944    (308)      31,840
   Equity securities                               191        14      (2)         203
                                               -------    ------   -----      -------
         Total                                 $31,395    $  958   $(310)     $32,043
                                               =======    ======   =====      =======
2005:
   Corporate bonds                             $24,190    $1,106   $(241)     $25,055
   U.S. Government bonds                           143        12      --          155
   Foreign government bonds                        839        62      (3)         898
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             453         5      (6)         452
      Collateralized mortgage obligations        2,982        25     (34)       2,973
      Commercial Mortgage Backed Securities      2,350        52     (20)       2,382
      Other asset-backed securities                 99         3      --          102
   State and municipal bonds                       123         4      (1)         126
   Redeemable preferred stocks                      88        14      --          102
                                               -------    ------   -----      -------
         Total fixed maturity securities        31,267     1,283    (305)      32,245
Equity securities                                   95         6      --          101
                                               -------    ------   -----      -------
         Total                                 $31,362    $1,289   $(305)     $32,346
                                               =======    ======   =====      =======

Future maturities of fixed maturity securities available-for-sale are as follows:

                                          AMORTIZED     FAIR
                                            COST        VALUE
                                          ---------   --------
                                              (IN MILLIONS)
                                          --------------------
Due in one year or less                    $ 1,052    $ 1,056
Due after one year through  five years       6,605      6,759
Due after five years through  ten years      8,538      8,630
Due after ten years                          9,099      9,491
                                           -------    -------
   Subtotal                                 25,294     25,936
Asset and mortgage-backed securities         5,910      5,904
                                           -------    -------
   Total                                   $31,204    $31,840
                                           =======    =======

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                          AMORTIZED     FAIR
                                            COST        VALUE
                                          ---------   --------
                                              (IN MILLIONS)
                                          --------------------
Below 5%                                    $   91     $   91
5%-6%                                        2,458      2,419
6%-7%                                        2,179      2,178
Above 7%                                     1,182      1,216
                                            ------     ------
   Total                                    $5,910     $5,904
                                            ======     ======

The quality ratings of fixed maturity securities available-for-sale are as follows:

    NAIC           RATING AGENCY
DESIGNATION   EQUIVALENT DESIGNATION   FAIR VALUE   % OF TOTAL
-----------   ----------------------   ----------   ----------
                                            (IN MILLIONS)
                                       -----------------------
     1        AAA / AA / A               $19,335       60.7%
     2        BBB                         10,147       31.9%
     3        BB                           1,420        4.5%
     4        B                              748        2.3%
     5        CCC and lower                  169        0.5%
     6        In or near default              21        0.1%
                                         -------      -----
                                         $31,840      100.0%
                                         =======      =====

The major categories of net investment income are as follows:

                                                2006     2005     2004
                                               ------   ------   ------
                                                     (IN MILLIONS)
                                               ------------------------
Fixed maturity securities available-for-sale   $1,970   $1,959   $1,932
Equity securities  available-for-sale              10        7        8
Trading securities                                181      176      173
Mortgage loans on real estate                     271      288      350
Real estate                                        37       48       25
Policy loans                                      120      118      119
Invested cash                                      53       46       21
Other investments                                  61       61       54
                                               ------   ------   ------
   Investment revenue                           2,703    2,703    2,682
Investment expense                                109      111       89
                                               ------   ------   ------
   Net investment income                       $2,594   $2,592   $2,593
                                               ======   ======   ======

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                         2006     2005
                                        ------   ------
                                         (IN MILLIONS)
                                        ---------------
Corporate bonds                         $2,140   $2,282
U.S. Government bonds                      331      322
Foreign government bonds                    45       52
Asset and mortgage-backed securities:
   Mortgage pass-through securities         24       29
   Collateralized mortgage obligations     111      113
   Commercial Mortgage Backed Securities   133      149
   Other asset-backed securities             8        9
State and municipal bonds                   18       19
Redeemable preferred stocks                  8        8
                                        ------   ------
      Total fixed maturity securities    2,818    2,983
Equity securities                            2        2
                                        ------   ------
      Total                             $2,820   $2,985
                                        ======   ======

The portion of the market adjustment for trading securities still held at December 31, 2006 and 2005 was a loss of $48 million and $70 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                                                    2006    2005   2004
                                                                    ----    ----   -----
                                                                        (IN MILLIONS)
                                                                    --------------------
Realized loss on investments and derivative instruments             $(2)   $(21)   $(58)
Gain (loss) on reinsurance embedded derivative/trading securities     4       5      (1)
Gain on sale of subsidiaries/business                                --      --      14
                                                                    ---    ----    ----
Total realized gain (loss) on investments                           $ 2    $(16)   $(45)
                                                                    ===    ====    ====

The detail of the realized loss on investments and derivative instruments is as follows:

                                                 2006   2005    2004
                                                -----   ----   -----
                                                    (IN MILLIONS)
                                                --------------------
Fixed maturity securities  available-for-sale
   Gross gain                                    $103   $113   $ 107
   Gross loss                                     (82)   (90)   (115)
Equity securities available-for-sale
   Gross gain                                       1      8      19
   Gross loss                                      --     --      (1)
Other investments                                   9     10       4
Associated amortization of  deferred
   acquisition costs and  provision for
   policyholder  commitments                      (31)   (52)    (51)
Investment expenses                                (2)    (9)    (10)
                                                -----   ----   -----
Total Investments                                  (2)   (20)    (47)
Derivative instruments net of  associated
   amortization of  deferred acquisition
   costs                                           --     (1)    (11)
                                                -----   ----   -----
   Total investments and derivative
      instruments                                $ (2)  $(21)  $ (58)
                                                =====   ====   =====

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                2006   2005   2004
                                ----   ----   ----
                                   (IN MILLIONS)
                                ------------------
Fixed maturity securities        $56    $19    $67
available-for-sale
Mortgage loans on real estate      1     (6)    (2)
                                 ---    ---    ---
Total                            $57    $13    $65
                                 ===    ===    ===

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                             2006    2005   2004
                            -----   -----   ----
                                (IN MILLIONS)
                            --------------------
Fixed maturity securities   $(342)  $(839)   $61
Equity securities               6      (6)    (6)
                            -----   -----    ---
Total                       $(336)  $(845)   $55
                            =====   =====    ===

For securities available for sale held by us at December 31, 2006 and 2005 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                               FAIR    % FAIR   AMORTIZED   % AMORTIZED   UNREALIZED   % UNREALIZED
                              VALUE     VALUE      COST          COST        LOSS           LOSS
                             -------   ------   ---------   -----------   ----------   ------------
                                                          (IN MILLIONS)
                             ----------------------------------------------------------------------
2006
less than or equal to
 90 days                     $ 3,646     27.5%   $ 3,672        27.0%       $ (26)          8.4%
greater than 90 days but
 less than or equal 180 days     112      0.8%       115         0.9%          (3)          1.0%
greater than 180 days but
 less than or equal 270 days     842      6.3%       861         6.3%         (19)          6.1%
greater than 270 days but
 less than or equal 1 year     1,456     11.0%     1,492        11.0%         (36)         11.6%
greater than 1 year            7,226     54.4%     7,452        54.8%        (226)         72.9%
                             -------    -----    -------       -----        -----         -----
   Total                     $13,282    100.0%   $13,592       100.0%       $(310)        100.0%
                             =======    =====    =======       =====        =====         =====
2005
less than or equal to
 90 days                     $ 3,006     27.6%   $ 3,039        27.1%       $ (33)         10.8%
greater than 90 days but
 less than or equal 180 days   5,152     47.4%     5,258        47.1%        (106)         34.8%
greater than 180 days but
 less than or equal 270 days     374      3.4%       384         3.4%         (10)          3.3%
greater than 270 days but
 less than or equal 1 year       789      7.2%       822         7.3%         (33)         10.8%
greater than 1 year            1,570     14.4%     1,693        15.1%        (123)         40.3%
                             -------    -----    -------       -----        -----         -----
   Total                     $10,891    100.0%   $11,196       100.0%       $(305)        100.0%
                             =======    =====    =======       =====        =====         =====

For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                                    LESS THAN
                                               OR EQUAL TO TWELVE     GREATER THAN TWELVE
                                                     MONTHS                 MONTHS                  TOTAL
                                              --------------------   --------------------   ---------------------
                                                           GROSS                  GROSS                   GROSS
                                                FAIR    UNREALIZED    FAIR     UNREALIZED     FAIR     UNREALIZED
                                               VALUE      LOSSES      VALUE      LOSSES       VALUE      LOSSES
                                              -------   ----------   -------   ----------   --------   ----------
                                                                         (IN MILLIONS)
                                              -------------------------------------------------------------------
2006:
   Corporate bonds                            $ 4,527    $   (71)    $ 4,892    $  (167)    $  9,419     $(238)
   U.S. Government bonds                            3         --          --         --            3        --
   Foreign government bonds                        56         (1)         62         (1)         118        (2)
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             63         --         223         (5)         286        (5)
      Collateralized mortgage obligations         890         (7)      1,320        (36)       2,210       (43)
      Commercial Mortgage Backed Securities       451         (3)        663        (16)       1,114       (19)
      Other asset-backed securities                --         --          21         --           21        --
   State and municipal bonds                       16         --          44         (1)          60        (1)
   Redeemable preferred stocks                     --         --           1         --            1        --
                                              -------    -------     -------    -------     --------     -----
         Total fixed maturity securities        6,006        (82)      7,226       (226)      13,232      (308)
Equity securities                                  50         (2)         --         --           50        (2)
                                              -------    -------     -------    -------     --------     -----
         Total                                $ 6,056    $   (84)    $ 7,226    $  (226)    $ 13,282     $(310)
                                              =======    =======     =======    =======     ========     =====
2005:
   Corporate bonds                            $ 6,300    $  (132)    $ 1,235    $  (109)    $  7,535     $(241)
   U.S. Government bonds                           --         --          --         --           --        --
   Foreign government bonds                       169         (3)         38         --          207        (3)
   Asset and mortgage-backed securities:
      Mortgage pass-through securities            320         (4)         39         (2)         359        (6)
      Collateralized mortgage obligations       1,589        (27)        145         (7)       1,734       (34)
      Commercial Mortgage Backed Securities       888        (16)        100         (4)         988       (20)
      Other asset-backed securities                23         --          --         --           23        --
   State and municipal bonds                       31         --          13         (1)          44        (1)
   Redeemable preferred stocks                      1         --          --         --            1        --
                                              -------    -------     -------    -------     --------     -----
         Total fixed maturity securities        9,321       (182)      1,570       (123)      10,891      (305)
Equity securities                                  --         --          --         --           --        --
                                              -------    -------     -------    -------     --------     -----
         Total                                $ 9,321    $  (182)    $ 1,570    $  (123)    $ 10,891     $(305)
                                              =======    =======     =======    =======     ========     =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 10 - Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real estate" and "Other assets," which includes property and equipment, include accumulated depreciation as follows:

                          2006   2005
                          ----   ----
                         (IN MILLIONS)
                         -------------
Real estate               $ 25   $ 19
Property and equipment     240    255


Impaired mortgage loans along with the related allowance for losses are as follows:

                                            2006   2005
                                            ----   ----
                                           (IN MILLIONS)
                                           -------------
Impaired loans with allowance for losses     $27    $66
Allowance for losses                          (1)    (9)
                                             ---    ---
   Net impaired loans                        $26    $57
                                             ===    ===

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                     2006   2005   2004
                                     ----   ----   ----
                                        (IN MILLIONS)
                                     ------------------
Balance at beginning-of-year          $ 9    $15    $17
Provisions for losses                   1      2      5
Releases due to principal paydowns     (9)    (8)    (7)
                                      ---    ---    ---
   Balance at end-of-year             $ 1    $ 9    $15
                                      ===    ===    ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                2006   2005   2004
                                                ----   ----   ----
                                                  (IN MILLIONS)
                                                ------------------
Average recorded investment in impaired loans    $41    $62   $101
Interest income recognized on impaired loans       4      5      9

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2006 and 2005, we had no mortgage loans on non-accrual status. As of December 31, 2006 and 2005, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2006 and 2005, we had restructured mortgage loans of $15 million and $45 million, respectively. We recorded $1 million and $2 million of interest income on these restructured mortgage loans in 2006 and 2005, respectively. Interest income in the amount of $1 million and $4 million would have been recorded on these mortgage loans according to their original terms in 2006 and 2005, respectively. As of December 31, 2006 and 2005, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2006, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $1,072 million. This includes $283 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $40 million and $67 million at December 31, 2006 and 2005, respectively.

4. FEDERAL INCOME TAXES

The Federal income tax expense is as follows:

                       2006   2005   2004
                       ----   ----   ----
                          (IN MILLIONS)
                       ------------------
Current                $148   $111   $ 98
Deferred                 99    112     95
                       ----   ----   ----
   Total tax expense   $247   $223   $193
                       ====   ====   ====

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                     2006   2005   2004
                                     ----   ----   ----
                                        (IN MILLIONS)
                                     ------------------
Tax rate times pre-tax income        $347   $303   $272
Effect of:
   Tax-preferred investment income    (80)   (63)   (69)
   Tax credits                        (16)   (14)   (14)
   Other                               (4)    (3)     4
                                     ----   ----   ----
      Provision for income taxes     $247   $223   $193
                                     ====   ====   ====
      Effective tax rate               25%    26%    25%

The Federal income tax liability, included in other liabilities on the Consolidated Balance Sheets is as follows:

                                         2006   2005
                                         ----   ----
                                        (IN MILLIONS)
                                         -----------
Current                                   $20    $77
Deferred                                   28     24
                                          ---   ----
   Total Federal income tax liability     $48   $101
                                          ===   ====

Significant components of our deferred tax assets and liabilities are as follows:

                                                        2006     2005
                                                       ------   ------
                                                        (IN MILLIONS)
                                                       ---------------
Deferred tax assets:
Insurance and investment contract liabilities          $1,275   $1,206
Reinsurance deferred gain                                 265      291
Modco embedded derivative                                  76       98
Postretirement benefits other than pension                 14       15
Compensation related                                      111      100
Ceding commission asset                                     9       11
Other                                                      89       53
                                                        -----    -----
   Total deferred tax assets                            1,839    1,774
                                                        -----    -----
Deferred tax liabilities:
Deferred acquisition costs                              1,208      998
Net unrealized gain on securities available-for-sale      230      351
Trading security gains                                     74       91
Present value of business in-force                        238      260
Other                                                     117       98
                                                        -----    -----
   Total deferred tax liabilities                       1,867    1,798
                                                        -----    -----
Net deferred tax liability                             $   28   $   24
                                                       ======   ======

We and our affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2006, 2005 and 2004 was $208 million, $75 million and $56 million, respectively.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, was suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to our consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which we continue to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004.

5. SUPPLEMENTAL FINANCIAL DATA

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                     2006    2005    2004
                                    -----   -----   -----
                                        (IN MILLIONS)
                                    ---------------------
Insurance assumed                   $  --   $   1   $  --
Insurance ceded                      (827)   (767)   (640)
                                    -----   -----   -----
   Net reinsurance
      premiums and fees             $(827)  $(766)  $(640)
                                    =====   =====   =====

The 2005 and 2004 amounts reported above for insurance ceded to other companies have been adjusted to conform to the 2006 presentation. These adjustments had no effect on insurance premiums, fees or net income presented in the Consolidated Statements of Income as the gross premiums and fees were offset by equal amounts.

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.7 billion for 2006 and 2005 and $0.6 billion for 2004.

A roll forward of DAC is as follows:

                                    2006     2005     2004
                                   ------   ------   ------
                                         (IN MILLIONS)
                                   ------------------------
Balance at beginning-of-year       $3,676   $2,904   $2,552
Deferral                            1,062      934      868
Amortization                         (608)    (427)    (415)
Adjustment related to realized
   gains on securities
   available-for-sale                 (39)     (48)     (46)
Adjustment related to unrealized
   losses on securities
   available-for-sale                  90      313      (16)
Cumulative effect of
   accounting change                   --       --      (39)
                                   ------   ------   ------
Balance at end-of-year             $4,181   $3,676   $2,904
                                   ======   ======   ======

A roll forward of VOBA is as follows:

                                 2006   2005    2004
                                 ----   ----   -----
                                    (IN MILLIONS)
                                 -------------------
Balance at beginning-of-year     $742   $819   $ 922
   Amortization, net              (63)   (77)   (103)
   Adjustment related to
      realized gains on
      securities
      available-for-sale           (1)    --      --
                                 ----   ----   -----
Balance at end-of-year           $678   $742   $ 819
                                 ====   ====   =====

Future estimated amortization of VOBA is as follows (in millions):

2007-$63   2008-$66          2009-$64
2010-$62   2011-$41   Thereafter-$382

Realized losses on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2006, 2005 and 2004 are net of amounts amortized against DAC of $39 million, $48 million and $46 million, respectively. In addition, realized gains and losses for the year ended December 31, 2006, 2005 and 2004 are net of adjustments made to policyholder reserves of $9 million, $(2) million and $(2) million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of DSI, included in Other assets on the Consolidated Balance Sheets, is as follows:

                               2006   2005   2004
                               ----   ----   ----
                                 (IN MILLIONS)
                               ------------------
Balance at beginning-of-year   $129   $ 85   $ 45
   Capitalized                   70     60     50
   Amortization                 (21)   (16)   (10)
                               ----   ----   ----
Balance at end-of-year         $178   $129   $ 85
                               ====   ====   ====

Details underlying the income statement caption, "Underwriting, acquisition, insurance and other expenses," are as follows:

                                    2006     2005     2004
                                   ------   ------   ------
                                        (IN MILLIONS)
                                   ------------------------
Commissions                        $1,043   $  899   $1,208
General and administrative
   expenses                           816      966      532
DAC and VOBA deferrals,
   net of amortization               (391)    (431)    (350)
Taxes, licenses and fees               96       81       85
Restructuring charges - includes
   merger-integration expenses         13       29       --
                                   ------   ------   ------
   Total                           $1,577   $1,544   $1,475
                                   ======   ======   ======

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                         2006   2005
                         ----   ----
                        (IN MILLIONS)
                         -----------
Individual Markets:
   Life Insurance        $855   $855
   Annuities               44     44
Employer Markets:
   Retirement Products     20     20
                         ----   ----
   Total                 $919   $919
                         ====   ====

Details underlying the balance sheet caption, "Insurance contract and policyholder funds," are as follows:

                              2006      2005
                            -------   -------
                              (IN MILLIONS)
                            -----------------
Premium deposit funds       $20,499   $21,755
Other policyholder funds     13,666    12,975
Deferred front end loads        486       432
Undistributed earnings on
   participating business       102       111
                            -------   -------
   Total                    $34,753   $35,273
                            =======   =======

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                          2006     2005
                                         ------   ------
                                          (IN MILLIONS)
                                         ---------------
Short-term debt                          $   21   $   34
                                         ======   ======
Long-term debt:
Note due Lincoln National Corporation,
   due September 2008                    $  140   $   --
Surplus notes due Lincoln National
   Corporation:
   6.56% surplus note, due 2028             500      500
   6.03% surplus note, due 2028             750      750
                                         ------   ------
Total Surplus Notes                       1,250    1,250
                                         ------   ------
   Total long-term debt                  $1,390   $1,250
                                         ======   ======

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. As of December 31, 2006, $140 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

Cash paid for interest on both the short-term debt and the surplus notes was $99 million, $59 million and $79 million for 2006, 2005 and 2004, respectively.

6. INSURANCE BENEFIT RESERVES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2006 and 2005. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                       2006    2005
                                      -----   -----
                                    IN EVENT OF DEATH
                                  ---------------------
                                  (DOLLARS IN BILLIONS)
                                  ---------------------
Return of net deposit
   Account value                      $38.3   $31.9
   Net amount at risk                   0.1     0.1
   Average attained age of
      contractholders                    54      53
Return of net deposits plus a
   minimum return
   Account value                      $ 0.4   $ 0.3
   Net amount at risk                    --      --
   Average attained age of
      contractholders                    67      66
Guaranteed minimum return                 5%      5%
Highest specified anniversary
   account value minus
   withdrawals post anniversary
   Account value                      $22.5   $18.8
   Net amount at risk                   0.2     0.3
   Average attained age of
      contractholders                    64      63

Approximately $13.2 billion and $8.2 billion of separate account values at December 31, 2006 and 2005 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2006 and 2005, we had approximately $2.7 billion and $1.2 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                      2006    2005
                                     -----   ------
                                     (IN BILLIONS)
                                     --------------
Asset Type
Domestic equity                      $39.0   $32.2
International equity                   5.9     4.2
Bonds                                  6.4     5.1
                                     -----   -----
   Total                              51.3    41.5
                                     -----   -----
Money market                           5.6     4.0
                                     -----   -----
   Total                             $56.9   $45.5
                                     =====   =====
Percent of total variable
   annuity separate account values      87%     87%
                                     =====   =====

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following table summarizes the liabilities for GMDB:

                                 GMDB
                             2006    2005
                            -----   ------
                            (IN MILLIONS)
                            --------------
Total:
   Balance at January 1     $ 15     $ 18
   Changes in reserves        14        9
   Benefits paid              (6)    $(12)
                            ----     ----
   Balance at December 31   $ 23     $ 15
                            ====     ====
Ceded:
   Balance at January 1     $(15)    $(18)
   Changes in reserves       (12)      (9)
   Benefits paid               6       12
                            ----     ----
   Balance at December 31   $(21)    $(15)
                            ====     ====
Net:
   Balance at January 1     $ --     $ --
   Changes in reserves         2       --
   Benefits paid              --       --
                            ----     ----
   Balance at December 31   $  2     $ --
                            ====     ====

The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. We have an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we cede a portion of our GMDB, GMWB and GIB risks to LNR Barbados. In connection with this reinsurance agreement, we paid premiums to LNR Barbados totaling $154 million and $109 million in 2006 and 2005, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

7. RETIREMENT BENEFIT PLANS

The Company's employees, other than its insurance agents, are included in various benefit plans sponsored by LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans. The Company `s insurance agents are included in various benefit plans sponsored by either LNL or LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains a funded defined benefit pension plan for most of its U.S. employees (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. LNL sponsors a defined benefit pension plan which, prior to January 1, 1995, covered most full-time insurance agents of the Company. All benefits applicable to this plan were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"), and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who have worked for LNC 10 years and attained age 55 (including those of LNL). LNL sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time agents who have worked for LNL 10 years and attained age 60. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information with respect to plan asset activity and defined benefit plan obligations for the agent defined benefit and other postretirement benefit plans sponsored by LNL is as follows:

                                                                                   OTHER
                                                                 PENSION      POSTRETIREMENT
                                                                BENEFITS         BENEFITS
                                                              -------------   --------------
                                                               2006    2005    2006    2005
                                                              -----   -----   -----   ------
                                                                      (IN MILLIONS)
                                                              ------------------------------
Change in plan assets:
   Fair value of plan assets at beginning-of-year             $  93   $  82   $  --   $  --
   Actual return on plan assets                                  12       6      --      --
   Company contributions                                         --      10       2       2
   Benefits paid                                                 (5)     (5)     (2)     (2)
                                                              -----   -----   -----   -----
      Fair value of plan assets at end-of-year                $ 100   $  93   $  --   $  --
                                                              =====   =====   =====   =====
Change in benefit obligation:
   Benefit obligation at beginning-of-year                    $  92   $  87   $  22   $  19
   Interest cost                                                  5       5       1       1
   Plan participants' contributions                              --      --       1       1
   Actuarial (gains)/ losses                                     (2)      4      (3)      3
   Benefits paid                                                 (5)     (4)     (2)     (2)
                                                              -----   -----   -----   -----
      Benefit obligation at end-of-year                       $  90   $  92   $  19   $  22
                                                              =====   =====   =====   =====
   Funded status of the plans                                 $  10   $   1   $ (19)  $ (22)
   Unrecognized net actuarial losses                                     20              (1)
                                                                      -----           -----
   Prepaid (accrued) benefit cost                                        21             (23)
   Other assets                                                  11      --      --      --
   Other liabilities                                             (1)     --     (19)     --
                                                              -----   -----   -----   -----
      Amounts recognized in the Consolidated Balance Sheets   $  10   $  21   $ (19)  $ (23)
                                                              =====   =====   =====   =====
Amounts recognized in accumulated other comprehensive
   income (net of tax):
   Net loss (gain)                                                8              (2)
                                                              -----           -----
      Total                                                   $   8           $  (2)
Weighted-average assumptions as of December 31:
   Weighted-average discount rate                              5.75%   6.00%   5.75%   6.00%
   Expected return on plan assets                              8.00%   8.25%     --      --
Rate of increase in compensation                               4.00%   4.00%   4.00%   4.00%

The Company uses December 31 as the measurement date for our pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12.0% for 2006. It further assumes the rate will gradually decrease to 5.0% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                       ONE-PERCENTAGE   ONE-PERCENTAGE
                                       POINT INCREASE   POINT DECREASE
                                       --------------   --------------
                                                (IN MILLIONS)
                                       -------------------------------
Effect on accumulated postretirement
   benefit obligation                        $ 1               $(1)
Effect on total service and interest
   cost components                            --                --

As discussed in Note 2, we applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on our Consolidated Balance Sheets at December 31, 2006 is as follows:

                                           BEFORE                    AFTER
                                        APPLICATION               APPLICATION
                                             OF        SFAS 158        OF
                                          SFAS 158   ADJUSTMENTS    SFAS 158
                                        -----------  -----------  -----------
                                                    (IN MILLIONS)
                                        -------------------------------------
Other assets                              $  1,101       $11        $  1,112
Total assets                               126,057        11         126,068
Other liabilities                            2,052        17           2,069
Total liabilities                          120,458        17         120,475
Accumulated other comprehensive income         306        (6)            300
Total shareholder's equity                   5,599        (6)          5,593

Information for the Company's agent pensi on plans with accumulated benefit obligations in excess of plan assets is as follows:

                                  2006    2005
                                 -----   -----
                                 (IN MILLIONS)
                                 -------------
Accumulated benefit obligation    $ 1    $ 1
Projected benefit obligation        1      1
Fair value of plan assets          --     --

COMPONENTS OF NET PERIODIC PENSION COST

The components of net defined benefit pension plan and postretirement benefit plan expense are as follows:

                                                                        PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                                                       ------------------   -----------------------------
                                                                       2006   2005   2004        2006   2005   2004
                                                                       ----   ----   ----        ----   ----   ----
                                                                                          (IN MILLIONS)
                                                                       --------------------------------------------------
Service cost                                                           $ 18   $ 17   $ 17         $ 1    $ 2    $ 2
Interest cost                                                            29     29     28           5      5      5
Expected return on plan assets                                          (38)   (38)   (35)         --     --     --
Amortization of prior service cost                                       (2)    (2)    (2)         --     --     --
Recognized net actuarial (gains) losses                                   4      2      1           1     --     (1)
Recognized actuarial (gain) loss due to special termination benefits      2     --     --          --     --     --
                                                                       ----   ----   ----         ---    ---    ---
Net periodic benefit expense                                           $ 13   $  8   $  9         $ 7    $ 7    $ 6
                                                                       ====   ====   ====         ===    ===    ===

We maintain a defined contribution plan for our insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3 million in 2006, 2005 and 2004, respectively. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

PLAN ASSETS

Defined benefit pension plan asset allocations for the Company's agent plan at December 31, 2006 and 2005, by asset category are as follows:

                            2006   2005
                            ----   ----
ASSET CATEGORY
Equity securities             60%    64%
Fixed income securities       40%    34%
Real estate                    0%     1%
Cash and cash equivalents      0%     1%
                             ---    ---
   Total                     100%   100%
                             ===    ===

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                     WEIGHTING RANGE
                                     ---------------
ASSET CATEGORY
Cash                                           0-20%
Guaranteed Products                            0-20%
Fixed Income                                  20-80%
   Long-term                           0-10%
   High-Yield                          0-10%
   International/Emerging Markets*     0-10%
Real Estate                                    0-20%
Equities                                      20-80%
   Small-cap                           0-20%
   International*                      0-20%
   Emerging Markets*                   0-10%
Other                                          0-20%
Total International**                          0-25%

----------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.

*    Currency exposure can be hedged up to 100%

**   International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

PLAN CASH FLOWS

The Company does not expect to make a contribution to the defined benefit pension plans in 2007. The Company expects to fund approximately the following amounts for benefit payments for unfunded non-qualified defined benefit plans and postretirement benefit plans:

              PENSION PLANS                 POSTRETIREMENT PLANS
             ---------------   ----------------------------------------------
              NON-QUALIFIED      REFLECTING                    NOT REFLECTING
             DEFINED BENEFIT   MEDICARE PART   MEDICARE PART   MEDICARE PART
              PENSION PLANS      D SUBSIDY       D SUBSIDY       D SUBSIDY
             ---------------   -------------   -------------   --------------
                                      (IN MILLIONS)
             ----------------------------------------------------------------
Year
2007               $ 3              $ 5             $(1)             $ 6
2008                 3                5              (1)               6
2009                 3                5              (1)               6
2010                 4                5              (1)               6
2011                 4                5              (1)               6
Thereafter          25               28              (4)              32

401(k).

LNC sponsors a contributory defined contribution plan for eligible U.S. employees (including those of LNL) and LNL sponsors a contributory defined contribution plan for eligible insurance agents (401(k) plans). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $22 million, $25 million, and $25 million in 2006, 2005 and 2004, respectively.

DEFERRED COMPENSATION PLANS.

LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $17 million, $11 million, and $7 million in 2006, 2005 and 2004, respectively. These expenses reflect both our employer matching contributions of $4 million, $3 million and $2 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $13 million, $8 million and $5 million for 2006, 2005 and 2004, respectively.

Our total liabilities associated with these plans were $158 million and $138 million at December 31, 2006 and 2005, respectively.

8. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black-Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement.

Total pre-tax compensation expense (income) for stock-based awards to employees of the company is as follows:

                         2006   2005   2004
                         ----   ----   ----
                            (IN MILLIONS)
                         ------------------
Stock options             $ 2    $--    $ 1
Shares                     17     13     11
Cash awards                 1      1      1
SARs                       (1)     2      4
Restricted stock            1      1      1
                          ---    ---    ---
Total                     $20    $17    $18
                          ===    ===    ===
Recognized tax benefit    $ 7    $ 6    $ 6

The compensation cost is included in the underwriting, acquisition, insurance, and other expenses line item on the Company's Consolidated Statements of Income.

9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

STATUTORY INFORMATION AND RESTRICTIONS

Net income as determined in accordance with statutory accounting practices for us was $229 million, $544 million and $310 million for 2006, 2005 and 2004, respectively. Statutory surplus as determined in accordance with statutory accounting practices for us was $3.0 billion and $3.2 billion for December 31, 2006 and 2005, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect our reported statutory surplus. We utilize the Indiana universal life method to calculate reserves for universal life policies, which increased statutory surplus by $227 million and $210 million at December 31, 2006 and 2005, respectively. We also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $14 million and $15 million at December 31, 2006 and 2005, respectively.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $350 million, $200 million and $150 million to LNC during 2006, 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, we expect that we could pay dividends of $301 million in 2007 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2007 will be constrained as a result of our status in New York.

REINSURANCE CONTINGENCIES

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Swiss Re Life & Health America, Inc. ("Swiss Re") represents our largest reinsurance exposure. In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2006 and 2005 we amortized $49 million after-tax ($76 million pre-tax) per year and in 2004 we amortized $57 million after-tax ($87 million pre-tax) of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, we adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9 million after-tax.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2006 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2006 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $3.8 billion at December 31, 2006, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.9 billion at December 31, 2006, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivative liabilities at December 31, 2006 included $1.8 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

MARKETING AND COMPLIANCE ISSUES

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, National Association of Securities Dealers ("NASD"), and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, certain of these inquiries. We continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. Our management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

LEASES

We lease our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining options for extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases in 2006, 2005 and 2004 was $47 million, $55 million and $55 million, respectively. Future minimum rental commitments are as follows (in millions):

2007-$45
2008-$40
2009-$28
2010-$17
2011-$13
Thereafter-$40

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

INSURANCE CEDED AND ASSUMED

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy is to retain no more than $5 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively. Beginning in September 2005, we changed our reinsurance program for our primary term products from coinsurance to renewable term and from 90% to 80% on a first dollar quota share basis. In January 2006, we changed this program from 80% first dollar quota share to an excess of retention program.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At December 31, 2006, the reserves associated with these reinsurance arrangements totaled $1.8 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see
Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

VULNERABILITY FROM CONCENTRATIONS

At December 31, 2006, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2006, 34% of such mortgages, or $1.2 billion, involved properties located in California,

Pennsylvania and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $28 million. Also at December 31, 2006, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 49%, 48% and 45% of Individual Markets Annuities deposits in 2006, 2005 and 2004, respectively and represented approximately 67% of our total Individual Markets Annuities variable annuity product account values at December 31, 2006, 2005 and 2004. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets Individual Annuity segment include American Fund Insurance Seriessm ("AFIS") funds. For the Individual Markets Individual Annuity segment, AFIS funds accounted for 60%, 57% and 56% of variable annuity product deposits in 2006, 2005 and 2004 respectively and represented 57%, 52% and 51% of the segment's total variable annuity product account values at December 31, 2006, 2005 and 2004, respectively.

OTHER CONTINGENCY MATTERS

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $3 million and $4 million at December 31, 2006 and 2005, respectively, whose contractual amounts represent credit exposure.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

By using derivative instruments, we are exposed to credit risk (our counterparty fails to make payment) and market risk (the value of the instrument falls and we are required to make a payment). When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes us and, therefore, creates a credit risk for us equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is negative, this generally indicates we owe the counterparty and therefore we have no credit risk, but have been affected by market risk. We minimize the credit risk in derivative instruments by entering into transactions with high quality counterparties with minimum credit ratings that are reviewed regularly by us, by limiting the amount of credit exposure to any one counterparty, and by requiring certain counterparties to post collateral if our credit risk exceeds certain limits. We also maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We do not believe that the credit or market risks associated with derivative instruments are material to any insurance subsidiary or the Company.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                     ASSETS (LIABILITIES)
                                                   NOTIONAL OR CONTRACT AMOUNTS   CARRYING VALUE/FAIR VALUE
                                                   ----------------------------   -------------------------
                                                           2006     2005                 2006    2005
                                                          ------   ------               -----   -----
                                                                         (IN MILLIONS)
                                                   --------------------------------------------------------
Interest rate derivative instruments:
   Interest rate cap agreements                           $5,950   $5,450               $   3   $   5
   Interest rate swap agreements                             563      463                   4       9
                                                          ------   ------               -----   -----
      Total interest rate derivative instruments           6,513    5,913                   7      14
                                                          ======   ======               =====   =====
Foreign currency derivative instruments:
   Foreign currency swaps                                     86       58                  (7)     (5)
Credit derivative instruments:
   Credit default swaps                                       20       20                  --      --
Equity indexed derivative instruments:
   Call options (based on LNC stock)                           1        1                  22      16
   Embedded derivatives per SFAS 133                          --       --                (139)   (268)
                                                          ------   ------               -----   -----
      Total derivative instruments *                      $6,620   $5,992               $(117)  $(243)
                                                          ======   ======               =====   =====

----------
* Total derivative instruments for 2006 are composed of an asset of $49 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                 INTEREST RATE    INTEREST RATE    FOREIGN CURRENCY
                                CAP AGREEMENTS   SWAP AGREEMENTS    SWAP AGREEMENTS
                               ---------------   ---------------   ---------------
                                2006     2005       2006   2005      2006   2005
                               ------   ------     -----   ----      ----   ----
                                                   (IN MILLIONS)
                               ---------------------------------------------------
Balance at beginning-of-year   $5,450   $4,000     $ 463   $446       $58   $ 42
New contracts                     750    1,450       130     37        30     30
Terminations and maturities      (250)      --       (30)   (20)       (2)   (14)
                               ------   ------     -----   ----       ---   ----
   Balance at end-of-year      $5,950   $5,450     $ 563   $463       $86   $ 58
                               ======   ======     =====   ====       ===   ====

                               CREDIT DEFAULT       CALL OPTIONS
                                    SWAPS       (BASED ON LNC STOCK)
                               --------------   --------------------
                                           (IN MILLIONS)
                               -------------------------------------
                                 2006   2005         2006   2005
                                 ----   ----         ----   ----
Balance at beginning-of-year     $ 20   $ 13          $ 1    $ 1
New contracts                      10     20           --     --
Terminations and maturities       (10)  $(13)          --     --
                                  ---   ----          ---    ---
   Balance at end-of-year        $ 20   $ 20          $ 1    $ 1
                                 ====   ====          ===    ===

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2006, 2005 and 2004, we recognized after tax after-DAC net losses of $1 million, $0 and $7 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain (loss) on swap terminations. For the years ended December 31, 2006, 2005 and 2004, we recognized after-tax after-DAC losses of $16 million, $7 million and $10 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

DERIVATIVE INSTRUMENTS DESIGNATED IN CASH FLOW HEDGES

INTEREST RATE SWAP AGREEMENTS.

We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2006, there were no interest rate swaps hedging forecasted asset purchases.

FOREIGN CURRENCY SWAPS.

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2014 through 2016.

CALL OPTIONS ON LNC STOCK.

We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in net income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

FORWARD STARTING INTEREST RATE SWAP AGREEMENTS.

We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in return, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain (loss) on investments and derivative instruments. As of December 31, 2006, there were no forward starting interest rate swap agreements.

INTEREST RATE CAP AGREEMENTS.

The interest rate cap agreements, which expire in 2007 through 2011, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

SWAPTIONS.

Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2006, there were no outstanding swaptions.

CREDIT DEFAULT SWAPS.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2006, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2006, we had credit swaps with a notional amount of $20 million, which expire in 2010.

CALL OPTIONS ON LNC STOCK.

As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN DEFERRED COMPENSATION PLAN.

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN MODIFIED COINSURANCE AGREEMENTS WITH FUNDS WITHHELD ARRANGEMENTS.

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

DERIVATIVE INSTRUMENT EMBEDDED IN VARIABLE ANNUITY PRODUCTS.

We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS EMBEDDED IN AVAILABLE-FOR-SALE SECURITIES.

We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2006 are not discussed in this disclosure.

ADDITIONAL DERIVATIVE INFORMATION.

Income other than realized gains and losses for the agreements and contracts described above amounted to $13 million, $14 million and $26 million in 2006, 2005 and 2004, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2006, the exposure was $24 million.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES -- AVAILABLE-FOR-SALE AND TRADING
SECURITIES.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or;
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS.

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

DERIVATIVE INSTRUMENTS.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS, AND CASH AND INVESTED CASH.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

INVESTMENT TYPE INSURANCE CONTRACTS.

The balance sheet captions, "Insurance policy and claims reserves" and "Investment contract and policyholder funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance policy and claims reserves" and "Investment contract and policyholder funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. Along with other companies in the insurance industry, we are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM AND LONG-TERM DEBT.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

GUARANTEES.

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS.

We report assets held in separate accounts at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                               2006                  2005
                                       -------------------   --------------------
                                       CARRYING     FAIR     CARRYING      FAIR
                                         VALUE     VALUE       VALUE      VALUE
                                       --------   --------   --------   ---------
                                                      (IN MILLIONS)
                                       ------------------------------------------
Assets (liabilities):
Securities available-for-sale
   Fixed maturities                    $ 31,840   $ 31,840   $ 32,245   $ 32,245
   Equity                                   203        203        101        101
Trading securities                        2,820      2,820      2,985      2,985
Mortgage loans on real estate             3,571      3,687      3,662      3,859
Policy loans                              1,898      2,044      1,858      2,004
Derivatives Instruments *                  (117)      (117)      (243)      (243)
Other investments                           657        657        423        423
Cash and invested cash                    1,308      1,308      1,962      1,962
Investment type insurance contracts:
   Deposit contracts and certain
      guaranteed interest contracts     (20,233)   (20,235)   (21,270)   (21,273)
   Remaining guaranteed interest and
      similar contracts                     (12)       (12)       (13)       (13)
Short-term debt                             (21)       (21)       (34)       (34)
Long-term debt                           (1,390)    (1,345)    (1,250)    (1,325)
Guarantees                                   --         --         --         --
Investment commitments                       --         (2)        --         --

----------
* Total derivative instruments for 2006 are composed of an asset of $49 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

As of December 31, 2006 and 2005, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $304 million and $383 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

11. SEGMENT INFORMATION

In the quarter ended June 30, 2006, LNC completed its merger with Jefferson-Pilot and changed its management organization. LNC also realigned its reporting segments, which included those of LNL to reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. As a result of these changes, we provide products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets, and report results through three business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Various insurance and investment products are currently marketed to individuals and businesses in the United States. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through the Retirement Products segment, which consists of its Defined Contribution business. Employer Markets provides employer-sponsored variable and fixed annuities, mutual-fund based programs in the 401(k), 403(b), and 457 marketplaces and corporate/bank owned life insurance.

We also have Other Operations which includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus in our insurance subsidiaries that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses) and the historical results of the former reinsurance segment, which was sold to Swiss Re in the fourth quarter of 2001, along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re.

Financial data by segment for 2004 through 2006 is as follows:

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
   Individual Annuities                   $1,428   $1,308   $1,278
   Life Insurance                          1,946    1,841    1,847
                                          ------   ------   ------
      Individual Markets  Total            3,374    3,149    3,125
                                          ------   ------   ------
   Employer Markets:
   Retirement Products                     1,212    1,168    1,125
                                          ------   ------   ------
      Employer Markets  Total              1,212    1,168    1,125
                                          ------   ------   ------
   Other Operations                          236      309      267
   Net realized investment results(1)          2      (16)     (45)
   Reserve development net of related
      amortization on business sold
      through reinsurance                      1        1        1
                                          ------   ------   ------
      Total                               $4,825   $4,611   $4,473
                                          ======   ======   ======
NET INCOME:
Segment Operating Income:
   Individual Markets:
   Individual Annuities                   $  265   $  197   $  169
   Life Insurance                            257      238      252
                                          ------   ------   ------
      Individual Markets  Total              522      435      421
                                          ------   ------   ------
   Employer Markets:
   Retirement Products                       226      206      181
                                          ------   ------   ------
      Employer Markets  Total                226      206      181
                                          ------   ------   ------
Other Operations                              (8)      12        9
Net realized investment results(2)             2      (10)     (29)
   Reserve development net of related
      amortization on business sold
      through reinsurance                      1        1        1
                                          ------   ------   ------
   Income before cumulative effect of
      accounting changes                     743      644      583
   Cumulative effect of accounting
      changes                                 --       --      (26)
                                          ------   ------   ------
Net Income                                $  743   $  644   $  557
                                          ======   ======   ======

----------
(1) Includes realized losses on investments of $2 million, $20 million and $47 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, $(1) million and $(12) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $4 million, $5 million and $(1) million in 2006, 2005 and 2004, respectively; and gain on sale of subsidiaries/businesses of $14 million for 2004.

(2) Includes realized losses on investments of less than $1 million, $13 million and $21 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of $1 million, less than $(1) million and $(7) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $2 million, $3 million and $(1) million for 2006, 2005 and 2004, respectively.

                                 2006       2005
                               --------   --------
                                  (IN MILLIONS)
                               -------------------
ASSETS:
   Individual Annuities        $ 58,995   $ 48,250
   Life Insurance                24,238     21,795
   Retirement Products           34,218     33,478
   Other Operations               6,685      6,649
   Consolidating adjustments      1,932      3,882
                               --------   --------
Total                          $126,068   $114,054
                               ========   ========

12. SHAREHOLDER'S EQUITY

All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                          2006      2005
                                                        -------   -------
                                                          (IN MILLIONS)
                                                        -----------------
Fair value of securities  available-for-sale            $32,043   $32,346
Cost of securities  available-for-sale                   31,395    31,362
                                                        -------   -------
Unrealized gain                                             648       984
Adjustments to DAC and VOBA                                (175)     (266)
Amounts required to satisfy  policyholder commitments       (20)      (31)
Foreign currency exchange  rate adjustment                   28        16
Deferred income taxes                                      (166)     (251)
                                                        -------   -------
Net unrealized gain on  securities available-for-sale   $   315   $   452
                                                        =======   =======

Adjustments to DAC and VOBA and amounts required to satisfy policyholder commitments are netted against the DAC and VOBA asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                                  2006    2005   2004
                                                 -----   -----   ----
                                                     (IN MILLIONS)
                                                 --------------------
Unrealized gains (losses) on securities
   available-for-sale arising during the year    $(157)  $(479)  $116
Less: Reclassification adjustment for gains
   on disposals of prior year inventory
   included in net income(1)                        65      39     82
Less: Federal income tax expense (benefit) on
   reclassification                                (85)   (189)    11
                                                 -----   -----   ----
Net unrealized gain (loss) on securities
   available-for-sale, net of
   reclassifications and federal income tax
   expense (benefit)                             $(137)  $(329)  $ 23
                                                 =====   =====   ====

(1) The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and VOBA and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $3 million, $5 million, $3 million for 2006, 2005, 2004 respectively, and net of adjustments to DAC and VOBA of less than $1 million, $(7) million, $(8) million for 2006, 2005, 2004 respectively.

13. RESTRUCTURING CHARGES

The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of IncomeConsolidated Statements of Income in the year incurred and are included in the Other Operations segment.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

The following details LNL's restructuring charges associated with this integration plan:

                                                     TOTAL
                                                 -------------
                                                 (IN MILLIONS)
                                                 -------------
Amounts incurred in 2006
   Employee severance and termination benefits        $12
   Abandoned office space                               1
                                                      ---
   Total 2006 restructuring charges                    13
Amounts expended in 2006
Restructuring reserve at December 31, 2006             (6)
                                                      ---
                                                      $ 7
                                                      ===
Additional amounts expended that do not
   qualify as restructuring charges                   $14

Expected completion date                          4th Quarter
                                                      2009

2005 RESTRUCTURING PLAN

During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $7 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4 million and rent on abandoned office space of $3 million. The remaining reserves totaled $1 million at December 31, 2006. The plan was completed by year end 2006, except for lease payments on vacated space which run through 2008.

2003 RESTRUCTURING PLANS

In January 2003, we realigned the operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning us for future growth. In February 2003, we announced plans to consolidate our fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities.

The total pre-tax restructuring charges recorded in 2005 and 2004 were $23 million and $20 million, respectively. Pre-tax amounts reversed in restructuring charges in 2006 and 2004 were $1 million in each year. Additional pre-tax amounts expended that do not qualify as restructuring charges in 2005 and 2004 were $7 million and $15 million, respectively. These plans were completed in 2006.

14. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2006 and 2005 include our participation in a cash management agreement with LNC of $389 million and $227 million, respectively. Related investment income was $14 million, $6 million and $3 million in 2006, 2005 and 2004, respectively. Short-term debt represents notes payable to LNC of $21 million and $34 million at December 31, 2006 and 2005, respectively. Total interest expense for this short-term debt was $1 million per year in 2006, 2005 and 2004. As shown in Note 5, LNC supplied funding to us totaling $1.390 billion in 2006 and $1.250 billion in 2005, in exchange for notes. The interest expense on these notes was $78 million per year in 2006, 2005 and 2004.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $36 million, $41 million, and $32 million from DMH for transfer pricing in 2006, 2005, and 2004. We also received fees of $4 million in 2006, from the Jefferson-Pilot Companies, for distributing Variable Universal Life products.

We paid fees of $57 million, $72 million and $79 million to DMH for investment management services in 2006, 2005 and 2004, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $59 million, $122 million and $101 million in 2006, 2005 and 2004, respectively.

We cede and accept reinsurance from affiliated companies. As discussed in Note 6, we cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. As of December 31, 2006, 2005 and 2004, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                         2006    2005    2004
                                        -----   -----   -----
                                            (IN MILLIONS)
                                        ---------------------
Insurance assumed                       $  25   $  --   $  --
Insurance ceded                          (238)   (219)   (116)
                                        -----   -----   -----
   Net reinsurance premiums and fees    $(213)  $(219)  $(116)
                                        =====   =====   =====

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                                 2006    2005
                                                                 ----   ------
                                                                 (IN MILLIONS)
                                                                 -------------
Future policy benefits and claims assumed                        $141   $    3
Future policy benefits and claims ceded                           951    1,052
Amounts recoverable from reinsurers on paid and unpaid losses      16       16
Reinsurance payable on paid losses                                 11        3
Funds held under reinsurance  treaties-net liability              702      718

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1,153 million and $751 million at December 31, 2006 and 2005, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other postretirement plans. Also, as discussed in Note 2 to the financial statements, in 2004 the Corporation changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 19, 2007

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Jefferson-Pilot Life Insurance Company and Subsidiary
As of December 31, 2006 and 2005 and For the Periods April 3 Through December 31, 2006 and January 1 Through April 2, 2006 and For the Years Ended December 31, 2005 and 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                   AUDITED CONSOLIDATED FINANCIAL STATEMENTS

      AS OF DECEMBER 31, 2006 AND 2005 AND FOR THE PERIODS APRIL 3 THROUGH DECEMBER 31, 2006 AND JANUARY 1 THROUGH APRIL 2, 2006 AND FOR THE YEARS ENDED
                           DECEMBER 31, 2005 AND 2004

CONTENTS

Report of Independent Registered Public Accounting Firm                      F-1
Audited Consolidated Financial Statements
   Consolidated Balance Sheets as of December 31, 2006 and 2005              F-2
Consolidated Statements of Income for the periods April 3 through
   December 31, 2006  and January 1 through April 2, 2006 and the years
   ended December 31, 2005 and 2004                                          F-4
Consolidated Statements of Stockholder's Equity for the periods April 3 through December 31, 2006 and  January 1 through April 2, 2006 and for
   the years ended December 31, 2005 and 2004                                F-5
Consolidated Statements of Cash Flows for the periods April 3 through
   December 31, 2006 and  January 1 through April 2, 2006 and for the
   years ended December 31, 2005 and 2004                                    F-6
Notes to Consolidated Financial Statements                                   F-7

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson-Pilot Life Insurance Company and Subsidiary

We have audited the consolidated balance sheets of Jefferson-Pilot Life Insurance Company and Subsidiary as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson-Pilot Life Insurance Company and Subsidiary at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for each of the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004 in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Greensboro, North Carolina
March 19, 2007

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                 (IN THOUSANDS)

                                                                                    DECEMBER 31,
                                                                              -------------------------
                                                                                  2006          2005
                                                                              -----------   -----------
ASSETS
Investments:
   Debt securities available-for-sale, at fair value (amortized cost
      $13,115,270 and $11,163,632)                                            $13,243,588   $11,340,518
   Debt securities held-to-maturity, at amortized cost (fair value
      $0 and $1,378,716)                                                               --     1,325,157
   Equity securities available-for-sale, at fair value (cost $534 and $286)           549           427
   Mortgage loans on real estate                                                2,376,014     2,417,618
   Policy loans                                                                   279,686       258,362
   Real estate                                                                    165,871        81,261
   Other investments                                                              341,981       242,024
                                                                              -----------   -----------
Total investments                                                              16,407,689    15,665,367
Cash and cash equivalents                                                         359,425        41,392
Accrued investment income                                                         210,965       195,845
Due from reinsurers                                                               160,911       153,060
Deferred policy acquisition costs                                                 306,873     1,671,492
Value of business acquired                                                      1,363,401            --
Goodwill                                                                        1,358,027            --
Property and equipment, net of accumulated depreciation                           118,022        79,585
Cash surrender value of life insurance                                            147,884       140,730
Assets held in separate accounts                                                  510,411       491,697
Other assets                                                                      305,752       238,129
                                                                              -----------   -----------
Total assets                                                                  $21,249,360   $18,677,297
                                                                              ===========   ===========

See accompanying notes.

                                                                              DECEMBER 31,
                                                                       -------------------------
                                                                           2006          2005
                                                                       -----------   -----------
LIABILITIES
Policy liabilities:
   Future policy benefits                                              $ 1,231,397   $ 1,244,257
   Policyholder contract deposits                                       13,686,716    13,067,520
   Policy and contract claims                                               41,981        46,425
   Funding agreements                                                      300,000       300,000
   Other policy liabilities                                                560,144       773,986
                                                                       -----------   -----------
Total policy liabilities                                                15,820,238    15,432,188
Deferred income tax liabilities                                            302,722       183,773
Currently payable (recoverable) income tax                                     193        (2,786)
Securities sold under repurchase agreements                                     --       300,835
Accounts payable, accruals and other liabilities                           915,218       237,604
Liabilities related to separate accounts                                   510,411       491,697
                                                                       -----------   -----------
Total liabilities                                                       17,548,782    16,643,311
Commitments and contingent liabilities (see Note 14)
STOCKHOLDER'S EQUITY
   Common stock, par value $100 per share, 50,000 shares authorized,
      issued and outstanding                                                 5,000         5,000
   Paid in capital                                                       3,428,755        31,570
   Retained earnings                                                       195,927     1,894,678
   Accumulated other comprehensive income                                   70,896       102,738
                                                                       -----------   -----------
Total stockholder's equity                                               3,700,578     2,033,986
                                                                       -----------   -----------
Total liabilities and stockholder's equity                             $21,249,360   $18,677,297
                                                                       ===========   ===========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                         PERIOD FROM   PERIOD FROM
                                                           APRIL 3      JANUARY 1           YEAR ENDED
                                                           THROUGH       THROUGH           DECEMBER 31,
                                                        DECEMBER 31,     APRIL 2,    -----------------------
                                                           2006            2006         2005         2004
                                                        ------------   -----------   ----------   ----------
REVENUE
Premiums and other considerations                        $   79,279      $ 25,426    $  102,926   $  105,084
Universal life and investment product charges               298,891        94,593       363,239      304,670
Net investment income                                       760,258       253,520       935,300      906,750
Realized investment losses                                   (4,446)       (4,046)       (4,529)     (12,218)
                                                         ----------      --------    ----------   ----------
Total revenues                                            1,133,982       369,493     1,396,936    1,304,286
BENEFITS AND EXPENSES
Insurance and annuity benefits                              671,705       228,655       826,230      782,345
Insurance commissions, net of deferrals                       8,139         1,844         9,230       15,422
General and administrative expenses, net of deferrals        24,845        16,705        17,597       27,519
Insurance taxes, licenses and fees                           26,020         8,496        29,607       29,730
Amortization of policy acquisition costs and value of
   business acquired                                        110,901        38,620       162,403      130,022
Interest expense                                                 28         1,121         3,173        1,413
                                                         ----------      --------    ----------   ----------
Total benefits and expenses                                 841,638       295,441     1,048,240      986,451
                                                         ----------      --------    ----------   ----------
Income before income taxes and cumulative effect of
   change in accounting principle                           292,344        74,052       348,696      317,835
INCOME TAXES:
   Current                                                    8,572        12,939        63,307      116,239
   Deferred                                                  85,645         1,833        48,565      (14,370)
                                                         ----------      --------    ----------   ----------
Total income taxes                                           94,217        14,772       111,872      101,869
                                                         ----------      --------    ----------   ----------
Income before cumulative effect of change in
   accounting principle                                     198,127        59,280       236,824      215,966
Cumulative effect of change in accounting for long
   duration contracts, net of taxes                              --            --            --       (9,356)
                                                         ----------      --------    ----------   ----------
Net income                                               $  198,127      $ 59,280    $  236,824   $  206,610
                                                         ==========      ========    ==========   ==========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                ACCUMULATED
                                                                                   OTHER           TOTAL
                                          COMMON      PAID IN      RETAINED    COMPREHENSIVE   STOCKHOLDER'S
                                           STOCK      CAPITAL      EARNINGS        INCOME          EQUITY
                                         --------   ----------   -----------   -------------   -------------
BALANCE, JANUARY 1, 2004                 $  5,000   $   30,567   $ 1,550,244     $ 243,943      $ 1,829,754
Net income                                     --           --       206,610            --          206,610
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --        (1,426)          (1,426)
Unrealized gain on available-for-sale
   securities, net of taxes                    --           --            --         9,668            9,668
                                                                                                -----------
   Comprehensive income                        --           --            --            --          214,852
Dividends paid                                 --           --       (10,000)           --          (10,000)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2004                  5,000       30,567     1,746,854       252,185        2,034,606
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --       236,824            --          236,824
Parent company capital contribution
   for stock option expense                    --        1,003            --            --            1,003
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --          (222)            (222)
Unrealized loss on available-for-sale
   securities, net of taxes                    --           --            --      (149,225)        (149,225)
                                                                                                -----------
   Comprehensive income                        --           --            --            --           88,380
Dividends paid                                 --           --       (89,000)           --          (89,000)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2005                  5,000       31,570     1,894,678       102,738        2,033,986
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --        59,280            --           59,280
Parent company capital contribution
   for stock option expense                    --        6,312            --            --            6,312
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --         1,116            1,116
Unrealized loss on available-for-sale
   securities, net of taxes                    --           --            --      (165,416)        (165,416)
                                                                                                -----------
   Comprehensive loss                                                                               (98,708)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, APRIL 2, 2006                      5,000       37,882     1,953,958       (61,562)       1,935,278
                                         ========   ==========   ===========     =========      ===========
Acquisition by Lincoln National
   Corporation:
Sale of stockholder's equity               (5,000)     (37,882)   (1,953,958)       61,562       (1,935,278)
Lincoln National Corporation
   purchase price                           5,000    3,424,337            --            --        3,429,337
                                         --------   ----------   -----------     ---------      -----------
BALANCE, APRIL 3, 2006                      5,000    3,424,337            --            --        3,429,337
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --       198,127            --          198,127
Parent company capital contribution
   for stock option expense                    --        4,418            --            --            4,418
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --          (498)            (498)
Unrealized gain on available-for-sale
   securities, net of taxes                    --           --            --        61,522           61,522
Adjustment to initially apply SFAS 158         --           --            --         9,872            9,872
                                                                                                -----------
   Comprehensive income                        --           --            --            --          273,441
Dividends paid                                 --           --        (2,200)           --           (2,200)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2006               $  5,000   $3,428,755   $   195,927     $  70,896      $ 3,700,578
                                         ========   ==========   ===========     =========      ===========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                PERIOD FROM   PERIOD FROM
                                                                  APRIL 3      JANUARY 1            YEAR ENDED
                                                                  THROUGH       THROUGH            DECEMBER 31,
                                                               DECEMBER 31,     APRIL 2,    --------------------------
                                                                   2006           2006          2005          2004
                                                               ------------   -----------   -----------   ------------
OPERATING ACTIVITIES
Net income                                                      $   198,127    $  59,280    $   236,824   $    206,610
Adjustments to reconcile net income to net cash  provided by operating activities:
   Change in policy liabilities other than deposits                 105,528       44,278        124,430         88,040
   Credits to policyholder accounts, net                             24,786       11,987         19,287        124,462
   Deferral of policy acquisition costs and sales
      inducements, net of amortization                             (325,455)     (57,454)      (254,854)      (204,708)
   Change in receivables and asset accruals                         (34,537)       1,546        (59,379)        (7,712)
   Change in payables and expense accruals                          248,905       12,170         29,919          6,707
   Realized investment losses                                         4,446        4,046          4,529         12,218
   Depreciation and amortization (accretion)                         33,343        5,806         23,885         15,554
   Amortization (accretions) and additions to
      value of business acquired, net                                25,317           --             --             --
   Stock compensation                                                 4,418        6,312             --             --
   Other                                                            (61,290)     (53,438)       (33,997)       (52,507)
                                                                -----------    ---------    -----------   ------------
Net cash provided by operating activities                           223,588       34,533         90,644        188,664
                                                                -----------    ---------    -----------   ------------
INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                            860,105       13,155        654,846        278,986
   Maturities, calls and redemptions                                444,018       79,191        685,550        890,400
   Purchases                                                     (1,886,375)    (312,008)    (2,339,164)    (2,602,618)
Securities held-to-maturity:
   Sales                                                                 --           --          2,524         19,252
   Maturities, calls and redemptions                                     --       81,971        250,224        239,750
   Purchases                                                             --       (8,570)          (127)            (5)
Repayments of mortgage loans                                        332,041       43,720        480,466        236,541
Mortgage loans originated                                          (247,888)     (30,025)      (693,507)      (321,250)
Increase in policy loans, net                                       (18,191)      (3,133)        (1,770)       (12,683)
Securities lending                                                  166,080           --             --             --
Other investing activities, net                                     (16,207)      (4,196)       (46,267)      (110,740)
                                                                -----------    ---------    -----------   ------------
Net cash used in investing activities                              (366,417)    (139,895)    (1,007,225)    (1,382,367)
                                                                -----------    ---------    -----------   ------------
FINANCING ACTIVITIES
Policyholder contract deposits                                    2,034,751      508,510      2,130,934      2,146,513
Withdrawals of policyholder contract deposits                    (1,593,526)    (411,286)    (1,373,497)    (1,025,468)
Funding agreements issuance                                              --           --        300,000             --
Net proceeds (payments) from securities sold
   under repurchase agreements                                       49,447      (19,472)       (16,905)        72,395
Cash dividends paid                                                  (2,200)          --        (89,000)       (10,000)
                                                                -----------    ---------    -----------   ------------
Net cash provided by financing activities                           488,472       77,752        951,532      1,183,440
                                                                -----------    ---------    -----------   ------------
Net increase (decrease) in cash and cash equivalents                345,643      (27,610)        34,951        (10,263)
Cash and cash equivalents, beginning                                 13,782       41,392          6,441         16,704
                                                                -----------    ---------    -----------   ------------
Cash and cash equivalents, ending                               $   359,425    $  13,782    $    41,392   $      6,441
                                                                ===========    =========    ===========   ============
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                                   $     1,211    $   1,304    $     8,028   $      2,806
                                                                ===========    =========    ===========   ============

See accompanying notes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                         (DOLLAR AMOUNTS IN THOUSANDS)
                               DECEMBER 31, 2006

1. NATURE OF OPERATIONS

Prior to April 3, 2006, Jefferson-Pilot Life Insurance Company (JP Life or the Company) was wholly-owned by Jefferson-Pilot Corporation (Jefferson-Pilot). JP Life and its subsidiary, Jefferson Standard Life Insurance Company (the subsidiary), collectively referred to as (the Company), are principally engaged in the sale of individual life insurance, annuity and investment products, and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

On April 3, 2006, Lincoln National Corporation (LNC or the Parent) completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard (SFAS) No. 141, "Business Combinations" (SFAS 141) and JP Life became wholly-owned by LNC. On February 15, 2007, the North Carolina Department of Insurance approved the merger of the Company into Lincoln National Life Insurance Company (LNL), an Indiana domiciled affiliate. The effective date of the merger will be April 2, 2007. LNL is a subsidiary of LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JP Life were "pushed down" to the Company's financial statements in accordance with push down accounting rules. LNC is in the process of finalizing its internal studies of the fair value of the net assets acquired including investments, value of business acquired (VOBA), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained, which may result in adjustments to goodwill, which the Company does not expect to be material.

The fair value of JP Life's net assets assumed in the merger was $3.4 billion. Goodwill of $1.4 billion resulted from the excess of purchase price over the fair value of JP Life's net assets. The parent paid a premium over the fair value of JP Life's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with the adjustments that were made to the Company's Balance Sheet to get to the fair value of net assets:

                                                    PRELIMINARY    FAIR VALUE
                                                    FAIR VALUE    ADJUSTMENTS
                                                                      (1)
                                                   ------------   -----------
Investments                                        $ 15,728,254   $   203,199
Due from reinsurers                                     159,155            --
Deferred policy acquisition costs                            --    (1,767,553)
Value of business acquired                            1,422,208     1,422,208
Goodwill                                              1,358,027     1,358,027
Other assets                                            739,114        67,110
Assets held in separate accounts                        500,016            --
Policy liabilities                                  (15,254,983)      329,285
Income tax liabilities                                 (161,413)      (76,646)
Accounts payable, accruals and other liabilities       (561,025)      (41,572)
Liabilities related to separate accounts               (500,016)           --
                                                   ------------   -----------
   Total net assets acquired                       $  3,429,337   $ 1,494,058
                                                   ============   ===========

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                                              PRELIMINARY
                                               FAIR VALUE
                                              -----------
                       Individual Markets:
                          Life Insurance       $  795,829
                          Annuities               562,198
                                               ----------
                             Total Goodwill    $1,358,027
                                               ==========

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting principles (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements presented herein include the accounts of JP Life and Jefferson Standard Life Insurance Company. All material intercompany accounts and transactions have been eliminated.

An affiliated trust, Jefferson-Pilot Life Funding Trust I, is a variable interest entity (VIE). VIEs are defined by the Financial Accounting Standards Board's Interpretation (FIN) No. 46 (Revised), "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51", (FIN 46-R). The Company is not the primary beneficiary of this affiliated trust and does not have a controlling financial interest. Accordingly, under FIN 46-R, the accounts of this entity are not included in the Company's consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, policy liabilities, unearned revenue, pension plan and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES

Debt and equity securities are classified as either securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity, or securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data, or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, the Company applies professional judgment and makes adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at the unpaid balances adjusted for amortization of premiums and discounts, and are net of estimated unrecoverable amounts. An allowance for unrecoverable amounts is provided for when a mortgage loan becomes impaired. Changes in the allowance are reported as realized investment gains (losses) within the consolidated statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to the contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS

Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value less estimated costs to sell. Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $2,131 and $31,115 at December 31, 2006 and 2005. Other investments, which consist primarily of S&P 500 Index(R) options and affordable housing tax credit investments, are stated at equity, fair value or the lower of cost or market, as appropriate.

Cost of real estate is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives to help manage exposure to certain equity and interest rate risks. Statement of Financial Accounting Standard (SFAS) No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, (SFAS 133), requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value, which the Company classifies within its investments on its consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, the Company designates the hedging instrument, based upon the exposure being hedged, as a fair value hedge or cash flow hedge. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through investment income during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in investment income during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies, and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

The Company's traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized incorporating the assumptions listed above for fixed products, except for interest spreads. In calculating the estimated gross profits for these products, the Company utilizes a long-term total gross return on assets of 8.0%.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of credit and non-credit related realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs are evaluated in relation to emerging experience. When actual experience varies from the assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs, referred to as unlockings, are reflected in amortization expense within the consolidated statements of income.

Deferred policy acquisition costs are periodically reviewed to determine that the unamortized portion does not exceed expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

GOODWILL

Goodwill (purchase price in excess of net assets acquired in a business combination) resulted from the merger with LNC on April 3, 2006 and will be regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts would be written down using a combination of fair value and discounted cash flows. No impairments occurred during the year ending December 31, 2006.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent variable annuity and variable universal life funds segregated for the benefit of the related policyholders who bear the investment risk of their account balances. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the consolidated statements of income. Fees charged on separate account policyholder account balances are included in universal life and investment product charges in the consolidated statements of income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives of 30 to 50 years for buildings, approximately 10 years for other property and equipment and 3 to 5 years for computer hardware and software. Accumulated depreciation was $13,873 and $105,185 at December 31, 2006 and 2005. Property and equipment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. In such cases, the cost basis of the property and equipment is reduced to fair value with the impairment loss being included in realized gains and losses.

DEFERRED SALES INDUCEMENTS

The Company has policies in force containing two primary types of sales inducements: 1) day-one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest crediting bonuses. These bonuses are accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The unamortized balance of the Company's deferred sales inducement asset is reported in other assets within the consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included in other policy liabilities within the consolidated balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative profits recorded from purchase date for pre-merger issues and from contract inception for post merger issues through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.

If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities other than portions carried in the separate account, discussed above. The liability is determined using the retrospective deposit method and is presented before deduction of potential surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

FUNDING AGREEMENTS

Funding agreements consist of investment contracts, which back medium term notes sold by the Company through investment banks to commercial investors. Accrued interest on the funding agreements is classified within other policy liabilities on the Company's consolidated balance sheets.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy, and surrender of the policy. Revenue from these charges is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross profits. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the consolidated statements of income within universal life and investment product charges in the period such revisions occur.

Dividend and investment income are recognized when earned.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability income, and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

STOCK BASED COMPENSATION

The Company and its subsidiary are included in LNC's consolidated incentive compensation plans. The Company expenses its portion of the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to paid-in capital in shareholder's equity.

INCOME TAXES

On April 3, 2006, the Company's ultimate parent company merged with and into a wholly owned acquisition subsidiary of LNC, a holding company with control over other insurance subsidiaries. As a result, LNC became the ultimate parent after completion of the merger. Prior to the merger, the Company's federal income tax return was consolidated with all companies, which were 80% or more owned by Jefferson-Pilot. Effective as of the merger date, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead the Company will file a separate federal income tax return. Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that the Company expects, more likely than not, will be realized.

NEW ACCOUNTING PRONOUNCEMENTS

THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (SFAS 159), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first re-measurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the potential effects of SFAS 159 on its consolidated financial condition and results of operations.

CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on the Company's consolidated financial statements.

FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements"
(SFAS 157), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the effects of SFAS 157 on its financial condition and results of operations.

EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" (SFAS 158). The guidance requires the Company to recognize on the balance sheet the funded status of its defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. The Company adopted the recognition and disclosure provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in an increase to accumulated other comprehensive income of $9,872.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN
48). FIN 48 establishes criteria that an individual tax position must be met for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. The Company will adopt the provisions of FIN 48 on March 31, 2007 effective January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on the Company's financial condition or results of operations.

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" (SFAS
155), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" (DIG B40). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

The Company will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" (SFAS 123(R)), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" (SFAS 123). SFAS 123(R) requires recognition, at fair value, of all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, the Company adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. Adopting SFAS 123(R) did not have a material effect on the Company's results of operations.

Prior to January 1, 2006, the Company accounted for stock incentive awards in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and accordingly, recognized no compensation expense for stock option awards to employees when the option price was not less than the market value of the stock at the date of award.

See Note 16 for more information regarding stock-based compensation plans.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENTS AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (FSP 115-1). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 - "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments" references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. The Company's existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where the Company does not have the intent to hold the securities until either maturity or recovery. The Company adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on the Company's consolidated financial condition or results of operations. See Note 3 for discussion of investment impairments and related disclosures.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position
(SOP) 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 addresses the accounting for Deferred Acquisition Costs (DAC) on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

The Company will adopt this new accounting guidance effective January 1, 2007. The adoption of this new guidance impacts the Company's assumptions for lapsation used in the amortization of DAC and Value of Business Acquired
(VOBA). The Company estimates that its adoption will result in an immaterial adjustment to DAC and VOBA balances upon adoption and an immaterial increase to amortization in 2007. The Company's preliminary estimates are based upon its interpretation of SOP 05-1 and the proposed implementation guidance. The Company continues to analyze the impact on DAC and VOBA amortization and is currently evaluating the effect of a Technical Practice Aide (TPA) issued in February 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ significantly from the Company's preliminary estimates as the issuance of new implementation guidance and evolving industry practice may affect its interpretation and implementation.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities are as follows:

                                                                          DECEMBER 31, 2006
                                                       ---------------------------------------------------
                                                         COST OR       GROSS         GROSS
                                                        AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                           COST         GAINS      (LOSSES)       VALUE
                                                       -----------   ----------   ----------   -----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $    18,351    $     15     $    (30)   $    18,336
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)         754,025       5,475         (620)       758,880
Obligations of states and political subdivisions            41,314         478           (7)        41,785
Corporate obligations                                   11,712,212     144,810      (29,434)    11,827,588
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)         485,516       8,054         (421)       493,149
Affiliate bonds                                            103,852          --           (2)       103,850
                                                       -----------    --------     --------    -----------
Subtotal, debt securities                               13,115,270     158,832      (30,514)    13,243,588
Equity securities                                              534          16           (1)           549
                                                       -----------    --------     --------    -----------
Securities available-for-sale                          $13,115,804    $158,848     $(30,515)   $13,244,137
                                                       ===========    ========     ========    ===========

                                                                          DECEMBER 31, 2005
                                                       ----------------------------------------------------
                                                         COST OR        GROSS         GROSS
                                                        AMORTIZED     UNREALIZED   UNREALIZED
                                                           COST         GAINS       (LOSSES)     FAIR VALUE
                                                       -----------   -----------   ----------   -----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $   137,433     $  3,109     $    (187)  $   140,355
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)         664,964       17,347        (5,906)      676,405
Obligations of states and political subdivisions            42,232        3,485           (88)       45,629
Corporate obligations                                    9,752,029      280,720      (116,716)    9,916,033
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)         474,873        3,068        (6,959)      470,982
Affiliate bonds                                             92,000           --          (982)       91,018
Redeemable preferred stocks                                    101           --            (5)           96
                                                       -----------     --------     ---------   -----------
Subtotal, debt securities                               11,163,632      307,729      (130,843)   11,340,518
Equity securities                                              286          141            --           427
                                                       -----------     --------     ---------   -----------
Securities available-for-sale                          $11,163,918     $307,870     $(130,843)  $11,340,945
                                                       ===========     ========     =========   ===========
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions       $     1,001     $     59    $       --   $     1,060
Corporate obligations                                    1,307,910       62,891        (8,949)    1,361,852
Affiliate bonds                                             16,246           98          (540)       15,804
                                                       -----------     --------     ---------   -----------
Debt securities held-to-maturity                       $ 1,325,157     $ 63,048     $  (9,489)  $ 1,378,716
                                                       ===========     ========     =========   ===========

At December 31, 2006, affiliate bonds included in securities available-for-sale consist of securities issued by LNC and Lincoln Financial Media Company. At December 31, 2005, affiliate bonds included in securities available-for-sale consist of securities issued by LNC and affiliate bonds included in securities held-to-maturity consist of securities issued by Lincoln Financial Media Company. See further discussion in Note 12.

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2006, according to maturity date, were as indicated below. Contractual maturity dates were utilized for all securities except for mortgage-backed securities which are based upon estimated maturity dates. Actual future maturities may differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                AVAILABLE-FOR-SALE
                                            -------------------------
                                             AMORTIZED        FAIR
                                                COST         VALUE
                                            -----------   -----------
Due in one year or less                     $   397,476   $   397,250
Due after one year through five years         2,725,267     2,738,543
Due after five years through ten years        5,626,007     5,674,666
Due after ten years                           3,126,980     3,181,100
Amounts not due at a single maturity date     1,239,540     1,252,029
                                            -----------   -----------
                                            $13,115,270   $13,243,588
                                            ===========   ===========

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $159,351 and $166,080 at December 31, 2006, and $152,195 and $156,231 at December 31, 2005.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, were as follows:

                                                                        NET UNREALIZED GAINS (LOSSES)
                                                                   ------------------------------------
                                                                      DEBT        EQUITY
                                                                   SECURITIES   SECURITIES      TOTAL
                                                                   ----------   ----------   ----------
Net unrealized gains on securities available-for-sale as of
   December 31, 2003                                                $ 243,204      $ 32       $ 243,236
Change during year ended December 31, 2004:
   Increase in stated amount of securities                             15,663        52          15,715
   Decrease in deferred policy acquisition costs                         (841)       --            (841)
   Increase in deferred income tax liabilities                         (5,188)      (18)         (5,206)
                                                                    ---------      ----       ---------
Increase in net unrealized gains included in other
   comprehensive income                                                 9,634        34           9,668
                                                                    ---------      ----       ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2004                                                  252,838        66         252,904
Change during year ended December 31, 2005:
   (Decrease) increase in stated amount of securities                (287,631)       30        (287,601)
   Increase in deferred policy acquisition costs                       58,024        --          58,024
   Decrease (increase) in deferred income tax liabilities              80,362       (10)         80,352
                                                                    ---------      ----       ---------
(Decrease) increase in net unrealized gains included in other
   comprehensive income                                              (149,245)       20        (149,225)
                                                                    ---------      ----       ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2005                                                  103,593        86         103,679
Change during period January 1 through April 2, 2006:
   (Decrease) increase in stated amount of securities                (294,722)       19        (294,703)
   Increase in deferred policy acquisition costs and value
      of business acquired                                             40,218        --          40,218
   Decrease (increase) in deferred income tax liabilities              89,076        (7)         89,069
                                                                    ---------      ----       ---------
(Decrease) increase in net unrealized gains included in other
   comprehensive income                                              (165,428)       12        (165,416)
                                                                    ---------      ----       ---------
Net unrealized gains (losses) on securities
   available-for-sale as of April 2, 2006                           $ (61,835)     $ 98       $ (61,737)
                                                                    =========      ====       =========

                                                                   NET UNREALIZED GAINS (LOSSES)
                                                                ----------------------------------
                                                                   DEBT        EQUITY
                                                                SECURITIES   SECURITIES     TOTAL
                                                                ----------   ----------   --------
Net unrealized gains (losses) on securities
   available-for-sale as of April 2, 2006                        $(61,835)      $ 98      $(61,737)
Sale of stockholder's equity                                       61,835        (98)       61,737
                                                                 --------       ----      --------
Net unrealized gains on securities available-for-sale as of
   April 3, 2006                                                       --         --            --
Change during period April 3 through December 31, 2006:
   Increase in stated amount of securities                        128,318         15       128,333
   Decrease in deferred policy acquisition costs and value of
      business acquired                                           (32,337)        --       (32,337)
   Increase in deferred income tax liabilities                    (34,469)        (5)      (34,474)
                                                                 --------       ----      --------
Increase in net unrealized gains included in other
   comprehensive income                                            61,512         10        61,522
                                                                 --------       ----      --------
Net unrealized gains on securities available-for-sale as of
   December 31, 2006                                             $ 61,512       $ 10      $ 61,522
                                                                 ========       ====      ========

NET INVESTMENT INCOME

The details of net investment income follow:

                                          PERIOD FROM   PERIOD FROM
                                            APRIL 3      JANUARY 1         YEAR ENDED
                                            THROUGH       THROUGH         DECEMBER 31,
                                         DECEMBER 31,     APRIL 2,    --------------------
                                             2006           2006        2005        2004
                                         ------------   -----------   --------   ---------
Interest on debt securities                $579,054       $185,283    $737,935    $705,123
Investment income on equity securities           25             --          25          19
Interest on mortgage loans                  122,775         41,105     160,567     160,083
Interest on policy loans                     12,723          4,013      16,676      16,437
Other investment income                      79,406         28,570      44,437      45,201
                                           --------       --------    --------    --------
Gross investment income                     793,983        259,971     959,640     926,863
Investment expenses                         (33,725)        (5,451)    (24,340)    (20,113)
                                           --------       --------    --------    --------
Net investment income                      $760,258       $253,520    $935,300    $906,750
                                           ========       ========    ========    ========

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other-than-temporary impairments, follow:

                                                      PERIOD FROM   PERIOD FROM
                                                        APRIL 3      JANUARY 1        YEAR ENDED
                                                        THROUGH       THROUGH        DECEMBER 31,
                                                     DECEMBER 31,     APRIL 2,    ------------------
                                                         2006           2006        2005      2004
                                                     ------------   -----------   -------   --------
Debt securities                                         $ 1,946       $(3,721)    $(9,454)  $(17,182)
Other                                                    (1,633)         (679)      5,275      6,407
Amortization of deferred policy acquisition costs,
   value of business acquired and deferred
   sales inducements                                     (4,759)          354        (350)    (1,443)
                                                        -------       -------     -------   --------
Realized investment losses                              $(4,446)      $(4,046)    $(4,529)  $(12,218)
                                                        =======       =======     =======   ========

See Note 5 for discussion of amortization of deferred policy acquisition costs, value of business acquired and deferred sales inducements.

Information about total gross realized gains and losses on debt securities, including other-than- temporary impairments, follows:

                                                    PERIOD FROM   PERIOD FROM
                                                      APRIL 3      JANUARY 1         YEAR ENDED
                                                      THROUGH       THROUGH          DECEMBER 31,
                                                   DECEMBER 31,     APRIL 2,    -------------------
                                                       2006           2006        2005       2004
                                                   ------------   -----------   --------   --------
Gross realized:
   Gains                                              $ 9,598       $   246     $ 13,424   $ 26,997
   Losses                                              (7,652)       (3,967)     (22,878)   (44,179)
                                                      -------       -------     --------   --------
Realized gains (losses) on total debt securities      $ 1,946       $(3,721)    $ (9,454)  $(17,182)
                                                      =======       =======     ========   ========

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, follows:

                                                    PERIOD FROM   PERIOD FROM
                                                      APRIL 3      JANUARY 1         YEAR ENDED
                                                      THROUGH       THROUGH         DECEMBER 31,
                                                   DECEMBER 31,     APRIL 2,    -------------------
                                                       2006           2006        2005       2004
                                                   ------------   -----------   --------   --------
Gross realized:
   Gains                                              $ 9,598       $   212     $  9,744   $ 24,211
   Losses                                              (7,652)       (3,933)     (22,623)   (40,712)
                                                      -------       -------     --------   --------
Realized losses on available-for-sale securities      $ 1,946       $(3,721)    $(12,879)  $(16,501)
                                                      =======       =======     ========   ========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT

Investments in debt and equity securities include 980 issuers. Debt securities include investments in Jefferson-Pilot of $92,000 as of December 31, 2006 and 2005. No other corporate issuer represents more than 1% of investments. Debt securities considered less than investment grade approximated 5% of the total debt securities portfolio as of December 31, 2006 and 2005.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2006 and 2005, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $341,429 and $311,054.

As of December 31, 2006, the Company's commercial mortgage loan portfolio was comprised of conventional real estate mortgages collateralized primarily by retail (31%), office (26%), industrial (21%), apartment (10%), hotel (11%), and other (1%) properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 30% of stated mortgage loan balances as of December 31, 2006 are for properties located in South Atlantic states, approximately 24% are for properties located in Pacific states, approximately 10% are for properties located in West South Central states and approximately 12% are for properties located in the Mountain states. No other geographic region represents as much as 10% of December 31, 2006 mortgage loans.

At December 31, 2006 and 2005, the recorded investment in mortgage loans that were considered to be impaired was $597 and $2,313. There was one delinquent loan outstanding as of December 31, 2006 and none outstanding as of December 31, 2005. The related allowance for credit losses on all mortgage loans was $610 and $9,563 at December 31, 2006 and 2005. The average recorded investment in impaired loans was $599 from April 3 through December 31, 2006, $2,282 from January 1 through April 2, 2006, and $4,379 and $31,602 during the years ended December 31, 2005 and 2004, on which interest income of $0 from April 3 through

December 31, 2006, $73 from January 1 through April 2, 2006, and $198 and $223 during the years ended December 31, 2005 and 2004, was recognized.

During 2005 and 2004 the Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized costs of sold securities were $891 and $12,090 for 2005 and 2004. The realized gains on the sales of these securities, some of which were previously impaired, were $0 and $416 for 2005 and 2004.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. The tables below summarize unrealized losses on all securities held by both asset class and length of time that a security has been in an unrealized loss position:

                                                                       DECEMBER 31, 2006
                                           -----------------------------------------------------------------------
                                             LESS THAN 12 MONTHS     12 MONTHS OR LONGER            TOTAL
                                           -----------------------   -------------------   -----------------------
                                                           GROSS                 GROSS                     GROSS
                                              FAIR      UNREALIZED    FAIR    UNREALIZED                UNREALIZED
                                              VALUE       LOSSES      VALUE      LOSSES     FAIR VALUE     LOSSES
                                           ----------   ----------   ------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. government
   agencies                                $   15,666    $    (30)     $--        $--       $   15,666    $    (30)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                      145,044        (620)      --         --          145,044        (620)
Obligations of state and political
   subdivisions                                 4,023          (7)      --         --            4,023          (7)
Corporate obligations                       2,481,092     (29,434)      --         --        2,481,092     (29,434)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)        40,840        (421)      --         --           40,840        (421)
Affiliated bonds                                4,167          (2)      --         --            4,167          (2)
Equity securities                                  83          (1)      --         --               83          (1)
                                           ----------    --------      ---        ---       ----------    --------
Total temporarily impaired securities      $2,690,915    $(30,515)     $--        $--       $2,690,915    $(30,515)
                                           ==========    ========      ===        ===       ==========    ========

                                                                          DECEMBER 31, 2005
                                             ---------------------------------------------------------------------------
                                               LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                             -----------------------   -----------------------   -----------------------
                                                             GROSS                     GROSS                    GROSS
                                                FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                                VALUE       LOSSES       VALUE        LOSSES        VALUE       LOSSES
                                             ----------   ----------   ----------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. government agencies   $   15,276    $   (187)   $       --    $     --    $   15,276    $    (187)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                         97,310      (1,502)      120,255      (4,404)      217,565       (5,906)
Obligations of state and political
   subdivisions                                   4,964         (60)        1,404         (28)        6,368          (88)
Corporate obligations                         4,716,660     (87,389)      948,837     (38,276)    5,665,497     (125,665)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)         345,748      (6,457)       12,782        (502)      358,530       (6,959)
Redeemable preferred stock                           --          --            96          (5)           96           (5)
Affiliated bonds                                 91,018        (982)       12,595        (540)      103,613       (1,522)
                                             ----------    --------    ----------    --------    ----------    ---------
Total temporarily impaired securities        $5,270,976    $(96,577)   $1,095,969    $(43,755)   $6,366,945    $(140,332)
                                             ==========    ========    ==========    ========    ==========    =========

One statistic to which the Company pays particular attention with respect to debt securities is the fair value to amortized cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less than 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuation of assets specifically pledged to support the credit, the overall financial condition of the insurer, past due interest or principal payments, and the Company's intent and ability to hold the security for a sufficient time to allow for recovery in value.

The table below summarizes the securities with unrealized losses in the Company's debt portfolio as of December 31, 2006:

             AMORTIZED                UNREALIZED
               COST      FAIR VALUE     LOSSES     PERCENTAGE
            ----------   ----------   ----------   ----------
90% - 99%   $2,671,563   $2,647,612    $(23,951)        78%
80% - 89%       49,781       43,220      (6,561)        22
Below 80%            2           --          (2)        --
            ----------   ----------    --------        ---
            $2,721,346   $2,690,832    $(30,514)       100%
            ==========   ==========    ========        ===

As of December 31, 2006, the Company had one security that was "potentially distressed."

4. DERIVATIVE FINANCIAL INSTRUMENTS

The fair values of the Company's derivative instruments were $190,140 and $111,550 at December 31, 2006 and 2005 and are included in other investments in the consolidated balance sheets. At December 31, 2006 and 2005, the Company had no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY

The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the periods ended April 3, 2006 through December 31, 2006 and January 1, 2006 through April 2, 2006, and for the years ended December 31, 2005 and 2004, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2006 and 2005, the maximum term of interest rate swaps that hedge floating rate investments was 20 years.

The Company also converts its floating rate funding agreements to a fixed rate using interest rate swaps. Concurrent with the issuance of its floating rate funding agreements in June 2005, the Company executed an interest rate swap for a notional amount equal to the proceeds of the funding agreements. The swap qualifies for cash flow hedge accounting treatment and converts the variable rate of the funding agreements to a fixed rate of 4.28%.

The Company recognized other comprehensive income related to cash flow hedges, net of taxes, of $(498) from April 3 through December 31, 2006, $1,116 from January 1 through April 2, 2006, and $(222) and $(1,426) for the years ended December 31, 2005 and 2004. The Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during 2007.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked-to-market through realized gains. The Company realized investment gains (losses) from these swaps of $386 from April 3 through December 31, 2006, $(198) from January 1 through April 2, 2006, and $(317) and $(382) for the years ended December 31, 2005 and 2004.

The Company recognized gains (losses) of $0 from April 3 through December 31, 2006, $(321) from January 1 through April 2, 2006, and $205 and $362 for the years ended December 31, 2005 and 2004, as a result of the sale of securities purchased through the use of cash flow hedges.

OTHER DERIVATIVES

The Company markets indexed annuities. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, the Company has the opportunity to re-price the equity-indexed component by establishing participation rates, subject to minimum guarantees. The Company purchases options that are highly correlated to the portfolio allocation decisions of its policyholders, such that the Company is economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and interest credited in equal and offsetting amounts. SFAS 133 requires that the Company calculates fair values of index options they will purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options the Company will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are reported in interest credited. Interest credited was decreased by $59,268, $22,700, $17,586 and $20,510 for the periods April 3, 2006 through December 31, 2006 and January 1, 2006 through April 2, 2006 and in 2005 and 2004 for the changes in fair value of these liabilities.

In 2006 the Company invested in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133, resulting in realized investment gains of $96. In 2005 and 2004 these derivatives were marked-to-market through realized investment gains, but had an insignificant effect for these years.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings. The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation.

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET

DEFERRED POLICY ACQUISITION COSTS

The following table rolls forward the Company's deferred policy acquisition costs asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                                       PERIOD FROM   PERIOD FROM
                                                         APRIL 3      JANUARY 1             YEAR ENDED
                                                         THROUGH       THROUGH             DECEMBER 31,
                                                      DECEMBER 31,     APRIL 2,    ------------------------
                                                          2006           2006          2005         2004
                                                      ------------   -----------   -----------   ----------
Beginning balance                                      $ 1,767,553    $1,671,492    $1,370,443   $1,205,748
Purchase accounting fair value adjustment               (1,767,553)           --            --           --
Cumulative effect of change in accounting principle             --            --            --      (25,296)
Deferral:
   Commissions                                             225,712        69,567       324,639      256,344
   Other                                                    93,733        24,607        81,089       65,770
                                                       -----------    ----------    ----------   ----------
                                                           319,445        94,174       405,728      322,114
Amortization                                                (8,966)      (38,620)     (162,403)    (130,022)
Adjustment related to realized losses (gains)
   on debt securities                                           87           289          (300)      (1,260)
Adjustment related to unrealized losses (gains)
   on securities available-for-sale                         (3,693)       40,218        58,024         (841)
                                                       -----------    ----------    ----------   ----------
Ending balance                                         $   306,873    $1,767,553    $1,671,492   $1,370,443
                                                       ===========    ==========    ==========   ==========

VALUE OF BUSINESS ACQUIRED

The following table rolls forward the Company's value of business acquired asset for the periods April 3 through December 31, 2006, and January 1 through April 2, 2006:

                                                                                   PERIOD FROM   PERIOD FROM
                                                                                     APRIL 3      JANUARY 1
                                                                                     THROUGH       THROUGH
                                                                                  DECEMBER 31,     APRIL 2,
                                                                                      2006           2006
                                                                                  ------------   -----------
Beginning balance                                                                  $       --        $--
Purchase accounting fair value adjustment                                           1,422,208         --
Adjustments:
   Deferral of commissions and accretion of interest                                   76,618
   Amortization                                                                      (101,935)        --
   Adjustment related to realized gains on debt securities                             (4,846)        --
   Adjustment related to unrealized gains on debt securities available-for-sale       (28,644)        --
                                                                                   ----------        ---
Total adjustments                                                                     (58,807)        --
                                                                                   ----------        ---
Ending balance                                                                     $1,363,401        $--
                                                                                   ==========        ===

Expected approximate amortization percentages relating to the value of business acquired for the next five years are as follows:

2007   10.4%
2008    8.8%
2009    8.2%
2010    7.5%
2011    7.1%

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET--CONTINUED

DEFERRED SALES INDUCEMENT ASSET

The deferred sales inducement asset is included within other assets in the consolidated balance sheets. The following table rolls forward the Company's deferred sales inducement asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and the years ended December 31, 2005 and 2004:

                                                          PERIOD FROM   PERIOD FROM
                                                            APRIL 3      JANUARY 1      YEAR ENDED
                                                            THROUGH       THROUGH       DECEMBER 31,
                                                         DECEMBER 31,     APRIL 2,    -----------------
                                                             2006           2006        2005      2004
                                                         ------------   -----------   -------   -------
Beginning balance                                          $ 51,173       $49,208     $37,729   $    --
Purchase accounting fair value adjustment                   (51,173)           --          --        --
Cumulative impact of adoption, including $25,296
   reclassified from deferred policy acquisition costs           --            --          --    25,296
Additional amounts deferred                                  15,644         3,700      17,683    14,748
Amortization                                                   (668)       (1,800)     (6,154)   (2,132)
Adjustment related to realized losses (gains)
   on debt securities                                            --            65         (50)     (183)
                                                           --------       -------     -------   -------
Ending balance                                             $ 14,976       $51,173     $49,208   $37,729
                                                           ========       =======     =======   =======

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies was determined using initial interest rate assumptions ranging from 2.0% to 11.5% and, when applicable, uniform grading over 20 to 30 years to ultimate rates ranging from 2.0% to 6.0%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 3.0% to 5.75% in 2006, 3.0% to 6.3% in 2005, and 3.0% to 6.5% in 2004. The average credited interest rates for universal life-type products were 4.2%, 4.3% and 4.7% for 2006, 2005, and 2004. For annuity products, credited interest rates generally ranged from 3.0% to 9.4% in 2006, 2.8% to 8.8% in 2005, and 3.0% to 8.0% in 2004. The average credited interest rates for annuity products including the SFAS 133 impact were 3.9%, 4.1% and 4.4% for 2006, 2005, and 2004.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, was as follows:

                                              PERIOD FROM   PERIOD FROM
                                                APRIL 3      JANUARY 1           YEAR ENDED
                                                THROUGH       THROUGH           DECEMBER 31,
                                             DECEMBER 31,     APRIL 2,    -----------------------
                                                 2006           2006         2005         2004
                                             ------------   -----------   ----------   ----------
Beginning Balance                             $  111,737     $  113,027   $  118,591   $  123,006
Less reinsurance recoverables                     42,266         42,277       40,771       35,959
                                              ----------     ----------   ----------   ----------
Net balance as of beginning of period             69,471         70,750       77,820       87,047
                                              ----------     ----------   ----------   ----------
Amount incurred:
   Current year                                    6,159          5,216        7,081        7,386
   Prior years                                    (1,712)        (3,122)        (480)      (2,007)
                                              ----------     ----------   ----------   ----------
                                                   4,447          2,094        6,601        5,379
                                              ----------     ----------   ----------   ----------
Less amount paid:
   Current year                                      644            199        1,189          333
   Prior years                                     8,132          3,174       12,482       14,273
                                              ----------     ----------   ----------   ----------
                                                   8,776          3,373       13,671       14,606
                                              ----------     ----------   ----------   ----------
Net balance as of end of period                   65,142         69,471       70,750       77,820
Plus reinsurance recoverables                     43,936         42,266       42,277       40,771
                                              ----------     ----------   ----------   ----------
Balance as of end of period                   $  109,078     $  111,737   $  113,027   $  118,591
                                              ==========     ==========   ==========   ==========
Balance as of end of period included with:
   Total future policy benefits               $1,231,397     $1,255,767   $1,244,257   $1,273,249
   Less: Other future policy benefits          1,123,751      1,145,467    1,132,729    1,156,365
                                              ----------     ----------   ----------   ----------
      A&H future policy benefits                 107,646        110,300      111,528      116,884
                                              ----------     ----------   ----------   ----------
   Total policy and contract claims               41,981         58,442       46,425       37,644
   Less: Other policy and contract claims         40,549         57,005       44,926       35,937
                                              ----------     ----------   ----------   ----------
      A&H policy and contract claims               1,432          1,437        1,499        1,707
                                              ----------     ----------   ----------   ----------
      Total A&H reserves                      $  109,078     $  111,737   $  113,027   $  118,591
                                              ==========     ==========   ==========   ==========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. Lower than anticipated claims resulted in favorable adjustments to the liabilities in each year. In 2005, claims incurred increased due to a reduction in valuation interest rates and revision of termination factors which offset the normal decline in claims incurred for this closed block of business. In 2006, incurred and paid amounts have declined due to this being a closed block of business.

SOP 03-1 POLICY LIABILITIES

At December 31, 2006 and 2005, the amount of SOP 03-1 policy liabilities included within other policy liabilities on the consolidated balance sheets were $142,476 and $88,587.

FUNDING AGREEMENTS

In June 2005, the Company established a program for an unconsolidated special purpose entity, Jefferson Pilot Life Funding Trust I (the Trust), to sell medium-term notes through investment banks to commercial investors. The notes are backed by funding agreements issued by the Company. The funding agreements are investment contracts that do not subject the Company to mortality or morbidity risk. The medium-term notes issued by the Trust are exposed to all the risks and rewards of owning the funding agreements that collateralize them. The funding agreements issued to the Trust are classified as a component of policy liabilities within the consolidated balance sheets. As spread products, funding agreements generate profit to the extent that the rate of return on the investments earned exceeds the interest credited and other expenses.

The Company issued $300,000 of funding agreements in June 2005. The initial funding agreements were issued at a variable rate and provide for quarterly interest payments, indexed to the 3-month LIBOR plus 7 basis points, with principal due at maturity on June 2, 2008. Concurrent with this issuance, the Company executed an interest rate swap for a notional amount equal to the proceeds of the funding agreements. The swap qualifies for cash flow hedge accounting treatment and converts the variable rate of the funding agreements to a fixed rate of 4.28%.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of SAP prescribed or permitted by the North Carolina Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of its statutory financial statements.

The principal differences between SAP and GAAP are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
(2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, (6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2006 and 2005 was $772,868 and $867,421. Reported statutory net income (loss) for the years ended December 31, 2006, 2005, and 2004 was $(109,001), $89,986 and $93,599.

Risk-Based Capital (RBC) requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2006, the Company and its subsidiary's adjusted capital and surplus exceeded their authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $6,773 and $6,924 on deposit with various states in 2006 and 2005.

The General Statues of North Carolina require the Company to maintain capital of $1,200 and minimum unassigned surplus of $300. Additionally, North Carolina limits the amount of dividends that the Company and its insurance subsidiary may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of payments, the Company could pay approximately $76,787 in dividends to the Parent in 2007 without approval by North Carolina.

8. FEDERAL INCOME TAXES

The Federal income tax expense (benefit) is as follows:

                            PERIOD FROM   PERIOD FROM
                              APRIL 3      JANUARY 1
                              THROUGH       THROUGH     YEAR ENDED DECEMBER 31,
                           DECEMBER 31,     APRIL 2,    -----------------------
                               2006           2006           2005     2004
                           ------------   -----------     --------   --------
Current                       $ 8,572       $12,939       $ 63,307   $116,239
Deferred                       85,645         1,833         48,565    (14,370)
                              -------       -------       --------   --------
Total tax expense             $94,217       $14,772       $111,872   $101,869
                              =======       =======       ========   ========

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                        PERIOD FROM   PERIOD FROM
                                          APRIL 3      JANUARY 1
                                          THROUGH       THROUGH         DECEMBER 31,
                                       DECEMBER 31,     APRIL 2,    -------------------
                                           2006           2006        2005       2004
                                       ------------   -----------   --------   --------
Tax rate of 35% times pre-tax income     $102,320       $25,919     $122,044   $111,243
Effect of:
   Tax-preferred investment income         (4,995)       (2,878)      (5,363)    (6,289)
   Release of prior year overaccrual           --        (6,546)          --         --
   Tax credits                             (5,025)       (1,642)      (5,375)    (3,055)
   Other items                              1,917           (81)         566        (30)
                                         --------       -------     --------   --------
      Provision for income taxes         $ 94,217       $14,772     $111,872   $101,869
                                         ========       =======     ========   ========
      Effective tax rate                     32.2%         19.9%        32.1%      32.1%
                                         ========       =======     ========   ========

The Federal income tax asset (liability) is as follows:

                                     YEAR ENDED DECEMBER 31,
                                     -----------------------
                                        2006         2005
                                     ---------     ---------
Current                              $    (193)    $   2,786
Deferred                              (302,722)     (183,773)
                                     ---------     ---------
Total federal income tax liability   $(302,915)    $(180,987)
                                     =========     =========

Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                               DECEMBER 31,
                                                          ---------------------
                                                             2006        2005
                                                          ---------   ---------
Deferred income tax assets:
   Differences in policy liabilities                      $ 229,410   $ 377,924
   Deferred compensation                                     21,811      17,438
   Net operating loss carryforward                           21,220          --
   Affordable housing tax credit carryforward                17,730          --
   Other deferred tax assets                                 12,086       7,350
                                                          ---------   ---------
Total deferred tax assets                                   302,257     402,712
Deferred income tax liabilities:
   Deferral of policy acquisition costs                    (447,770)   (467,086)
   Present value in force                                   (21,128)         --
   Net unrealized gains on securities                       (44,645)    (55,320)
   Deferred gain recognition for income tax purposes        (14,262)    (32,268)
   Differences in investment basis                             (639)     (1,110)
   Depreciation differences                                 (59,367)    (19,164)
   Pension costs                                             (7,862)     (9,029)
   Other deferred tax liabilities                            (9,306)     (2,508)
                                                          ---------   ---------
Total deferred tax liabilities                             (604,979)   (586,485)
                                                          ---------   ---------
Net deferred income tax liabilities                       $(302,722)  $(183,773)
                                                          =========   =========

Prior to April 3, 2006, the Company and its affiliates were part of a consolidated Federal income tax filing with Jefferson-Pilot. Effective April 3, 2006, as a result of the merger with LNC, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead, the Company will file a separate federal income tax return. Cash paid (received) for income taxes in 2006, 2005, and 2004 was ($14.7) million, $72.7 million, and $35.8 million, respectively.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 or 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. The 2005 and 2006 dividend activity of the Company eliminated the account balance during the suspension period.

The Jefferson-Pilot consolidated return group is subject to annual examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 2000-2003, with assessments resulting in refunds that are not material to the consolidated results of operations. Jefferson-Pilot and its affiliates are currently under examination by the IRS for years 2004 and 2005. The Company does not anticipate that any adjustments which might result from such audits would be material to its consolidated results of operations or financial condition.

9. RETIREMENT BENEFIT PLANS

PENSIONS

The Company's employees participate in the Parent's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The tax-qualified plan is funded through group annuity contracts issued by the Company. The assets of the tax-qualified plan are those of the related contracts, and are primarily held in the separate accounts of the Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Parent. Pension expense for all years presented was not significant.

Additionally the Company sponsors a non-contributory defined benefit pension plan covering full-time agents. No participants are accruing defined benefits under the plan. All participants with a defined benefit are vested and are either in pay status or have a frozen accrued benefit.

DEFINED BENEFIT PLAN

Information regarding the Company's pension plans covering full-time agents is as follows:

                                                          PERIOD FROM   PERIOD FROM
                                                            APRIL 3      JANUARY 1
                                                            THROUGH       THROUGH      YEAR ENDED
                                                         DECEMBER 31,     APRIL 2,    DECEMBER 31,
                                                             2006           2006          2005
                                                         ------------   -----------   ------------
Change in projected benefit obligation:
   Projected benefit obligation at beginning of period      $28,445       $28,067        $27,202
   Interest cost                                              1,151           383          1,572
   Actuarial loss                                                92         1,068          2,523
   Benefits paid                                             (2,144)       (1,073)        (3,230)
                                                            -------       -------        -------
Projected benefit obligation at end of period                27,544        28,445         28,067
                                                            =======       =======        =======
Change in plan assets:
   Fair value of assets at beginning of period               39,570        39,485         40,630
   Actual return on plan assets                               3,763         1,418          1,871
   Transfer in (out) and (expenses)                             122          (260)           214
   Benefits paid                                             (2,144)       (1,073)        (3,230)
                                                            -------       -------        -------
Fair value of assets at end of period                        41,311        39,570         39,485
                                                            =======       =======        =======
Funded status of the plan                                    13,767        11,125         11,418
Unamortized prior service cost                                   --            15             16
Unrecognized net (gain) loss                                 (1,786)        2,733          2,150
                                                            -------       -------        -------
Net amount recognized                                       $11,981       $13,873        $13,584
                                                            =======       =======        =======
Amounts recognized consist of:
Prepaid benefit cost                                        $11,981       $13,873        $13,584
                                                            =======       =======        =======

The accumulated benefit obligation for the Company's defined benefit pension plan was $27,544 and $28,067 at December 31, 2006 and 2005.

The Company uses a December 31 measurement date for its pension and post-retirement plans. Because no employees are accruing defined benefits under the pension plan, past service costs and unrecognized gains and losses are amortized over the average remaining life expectancy of plan participants.

As discussed in Note 2, the Company applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on the Company's Consolidated Balance Sheet at December 31, 2006 is as follows:

                                                      BEFORE                      AFTER
                                                   APPLICATION     SFAS 158    APPLICATION
                                                   OF SFAS 158   ADJUSTMENTS   OF SFAS 158
                                                   -----------   -----------   -----------
Other assets                                       $   278,531     $27,221     $   305,752
Total assets                                        21,222,139      27,221      21,249,360
Accounts payable, accruals and other liabilities       897,869      17,349         915,218
Total liabilities                                   17,531,433      17,349      17,548,782
Accumulated other comprehensive income                  61,024       9,872          70,896
Total stockholder's equity                           3,690,706       9,872       3,700,578

COMPONENTS OF NET PERIODIC BENEFIT COST

                                       PERIOD FROM   PERIOD FROM
                                         APRIL 3      JANUARY 1        YEAR ENDED
                                         THROUGH       THROUGH        DECEMBER 31,
                                      DECEMBER 31,     APRIL 2,    -----------------
                                          2006           2006        2005      2004
                                      ------------   -----------   -------   -------
Interest cost                            $ 1,151        $ 383      $ 1,572   $ 1,661
Expected return on plan assets            (2,260)        (757)      (3,180)   (3,331)
Amortization of prior service cost            --           --            2        86
                                         -------        -----      -------   -------
Net periodic benefit cost (benefit)      $(1,109)       $(374)     $(1,606)  $(1,584)
                                         =======        =====      =======   =======

ASSUMPTIONS

                                                              2006   2005   2004
                                                              ----   ----   ----
Weighted-average assumptions used to determine benefit
   obligations at December 31:
   Discount rate                                              5.75%  5.50%  6.00%
Weighted-average assumptions used to determine net cost for
   years ended December 31:
   Discount rate, January 1 through April 2                   5.50%   N/A    N/A
   Discount rate                                              5.69%  6.00%  6.25%
   Expected return on plan assets                             8.00%  8.00%  8.00%

The assumption for long-term rate of return on assets is derived from historical returns on investments of the types in which pension assets are invested. A range of assumptions for long-term rate of return is projected for benchmarks representing each asset class. The upper and lower range limits are based on optimistic and pessimistic assumptions, respectively, and reflect historical returns that are adjusted to reflect factors that might cause future experience to differ from the past, differences between the benchmarks and the plan's assets, and the effects of asset smoothing. The adjusted rates of return are weighted by target allocations for each asset class to derive limits for a range of overall long-term gross rates of return. Within this range, one rate of return is selected as the best estimate. From that rate the Company subtracts an estimate of expenses, and the result is the basis for the assumed long-term rate of return on assets.

The assumption for discount rate is based upon an evaluation of specific plan attributes using cash flow analysis. The weighted average duration of the projected cash flows for the plans was used to select an appropriate AA-rated bond interest rate for disclosure at year ends 2005 and 2006. Upon acquisition of the Company in April 2006, the discount rate assumption increased due to the secular increase in interest rates from year end 2005 through the date of acquisition.

PLAN ASSETS

The Company's pension plan weighted-average asset allocation by asset category was as follows based on fair value:

                                             DECEMBER 31,
                                             ------------
                                             2006    2005
                                             ----    ----
                      Asset category
                         Equity securities     75%     72%
                         Debt securities       25      27
                         Other                 --       1
                                              ---     ---
                         Total                100%    100%
                                              ===     ===

The overall investment objective of the plan is to meet or exceed the actuarial assumptions. The plan is assumed to exist in perpetuity; therefore, the investment portfolio is managed to provide stable and growing income, as well as to achieve growth in principal equal to the rate of inflation. Allocation of plan assets is reviewed at least annually. Investment guidelines are: equity securities, a range of 35% to 75% of the total portfolio's value, with no more than 20% of the total equity exposure in non-U.S. equities; fixed income, a range of 25% to 65% of the total portfolio's value; cash, up to 5% of the portfolio's value. The portfolio may be invested in individual securities, mutual funds or co-mingled funds of various kinds. In order to achieve a prudent level of portfolio diversification, the securities of any one company or issuer, other than the U.S. Treasury, should not exceed 5% of the portfolio's value and no more than 20% of the fund should be invested in any one industry. Without specific written instructions from the Plan Administrator, the plan will not be invested in short sales of individual securities, put or call options on individual securities or commodities, or commodity futures.

CONTRIBUTIONS

The Company is not expected to make a contribution to the pension plan during 2007.

BENEFIT PAYMENTS

The expected benefit payments from the Company's pension plan for the years indicated are as follows:

                            2007                $ 3,136
                            2008                  2,997
                            2009                  2,880
                            2010                  2,763
                            2011                  2,635
                            2012 through 2016    11,040

OTHER POSTRETIREMENT BENEFITS

The Parent sponsors contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In accordance with FSP 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003," the Company re-measured its plan assets and Accumulated Postretirement Benefit Obligation (APBO) as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

DEFINED CONTRIBUTION PLANS

Through May 31, 2006, the Company participated in Jefferson-Pilot's defined contribution retirement plan covering most employees and fulltime agents. The Company matched a portion of participant contributions and made profit sharing contributions to a fund that acquired and held Jefferson-Pilot shares through April 2, 2006 and as of April 3, 2006 those shares were converted to shares of the Parent's common stock and going forward shares of the Parent were acquired and held. Plan assets are invested in a trust and under a group variable annuity contract issued by the Company. Plan expense for all years presented was not significant.

Effective June 1, 2006, the Jefferson-Pilot defined contribution retirement plan was merged into the LNC defined contribution retirement plan. The Company matches a portion of participant contributions. Plan assets are invested in a trust.

10. REINSURANCE

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of individual life insurance risks in excess of its retention, which ranges from $400 to $2,100 for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No credit losses have resulted from the Company's reinsurance activities for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges and total benefits were as follows:

                                            PERIOD FROM   PERIOD FROM
                                              APRIL 3      JANUARY 1         YEAR ENDED
                                              THROUGH       THROUGH         DECEMBER 31,
                                           DECEMBER 31,     APRIL 2,    -------------------
                                               2006           2006        2005       2004
                                           ------------   -----------   --------   --------
Premiums and other considerations direct     $ 84,920       $ 26,197    $118,353   $121,194
Premiums and other considerations
   assumed                                         27              7          (8)        (8)
Less premiums and other considerations
   ceded                                        5,668            778      15,419     16,102
                                             --------       --------    --------   --------
Net premiums and other considerations        $ 79,279       $ 25,426    $102,926   $105,084
                                             ========       ========    ========   ========
Universal life and investment product
   charges, direct and assumed               $393,232       $118,297    $441,894   $377,000
Less universal life and investment
   product charges ceded                       94,341         23,704      78,655     72,330
                                             --------       --------    --------   --------
Net universal life and investment
   product charges                           $298,891       $ 94,593    $363,239   $304,670
                                             ========       ========    ========   ========
Benefits direct                              $752,376       $265,136    $908,226   $872,540
Benefits assumed                                  192            210         952        350
Less reinsurance recoveries                    80,863         36,691      82,948     90,545
                                             --------       --------    --------   --------
Net benefits                                 $671,705       $228,655    $826,230   $782,345
                                             ========       ========    ========   ========

11. OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income, along with related tax effects, were as follows:

                                                  UNREALIZED
                                                   GAINS ON      DERIVATIVE      ADJUSTMENT
                                                  AVAILABLE-     FINANCIAL      TO INITIALLY
                                                   FOR-SALE     INSTRUMENTS        APPLY
                                                  SECURITIES   GAINS/(LOSSES)     SFAS 158       TOTAL
                                                  ----------   --------------   ------------   ---------
BALANCE AT JANUARY 1, 2004                         $ 243,236       $   707         $   --      $ 243,943
Unrealized holding losses arising during
   period, net of $568 tax benefit                    (1,058)           --             --         (1,058)
Change in fair value of derivatives, net of
   $768 tax benefit                                       --        (1,426)            --         (1,426)
Less: reclassification adjustment
   Losses realized in net income, net of $5,775
      tax benefit                                    (10,726)           --             --        (10,726)
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2004                         252,904          (719)            --        252,185
Unrealized holding losses arising during
   period, net of $84,860 tax benefit               (157,596)           --             --       (157,596)
Change in fair value of derivatives, net of
   $120 tax benefit                                       --          (222)            --           (222)
Less: reclassification adjustment
   Losses realized in net income, net of $4,508
      tax benefit                                     (8,371)           --             --         (8,371)
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2005                         103,679          (941)            --        102,738
Unrealized holding losses arising during
   period, net of $90,373 tax benefit               (167,835)           --             --       (167,835)
Change in fair value of derivatives, net of
   $600 tax benefit                                       --         1,116             --          1,116
Less: reclassification adjustment
   Losses realized in net income, net of $1,302
      tax benefit                                     (2,419)           --             --         (2,419)
                                                   ---------       -------         ------      ---------
Balance at April 2, 2006                             (61,737)          175             --        (61,562)
Acquisition by Lincoln National Corporation:
Purchase accounting elimination of AOCI               61,737          (175)            --         61,562
                                                   ---------       -------         ------      ---------
Balance at April 3, 2006                                  --            --             --             --
Unrealized holding gains arising during
   period, net of $33,808 tax benefit                 62,787            --             --         62,787
Change in fair value of derivatives, net of
   $273 tax benefit                                       --          (498)            --           (498)
Less: Adjustment to initially apply SFAS 158              --            --          9,872          9,872
Gains realized in net income, net of
   $681 tax                                            1,265            --             --          1,265
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2006                       $  61,522       $  (498)        $9,872      $  70,896
                                                   =========       =======         ======      =========

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with the Parent and other subsidiaries of the Parent for personnel and facilities usage, general management services and investment management services. The Company was reimbursed $199,010, $235,596 and $202,368 in 2006, 2005 and 2004, for general management and investment services provided by the Company, of which $45,885 and $24,911 remained receivable as of December 31, 2006 and 2005, related to these agreements. The Company also made various disbursements to its affiliates, of which $8,068 and $6,292 remained payable as of December 31, 2006 and 2005. These balances are included in other assets on the consolidated balance sheets.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31:

                                                                                  2006      2005
                                                                                -------   -------
Lincoln Financial Media Company (affiliate) Senior Promissory Notes due 2005
   through 2013, interest ranging from 4.2% to 7.7%                             $11,852   $16,246
Lincoln National Corporation (Parent) Senior Notes Series due 2008 interest
   4.6%                                                                          92,000    92,000

The Company recognized interest income totaling $3,667 from April 3 through December 31, 2006, $1,317 from January 1 through April 2, 2006, and $5,117 and $5,601 for the years ended December 31, 2005 and 2004, related to the preceding assets.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity contracts. The amount paid is based on sales during the period and contracts in force. The Company recorded expense of $11 from April 3 through December 31, 2006, $3 from January 1 through April 2, 2006, and $20 and $30 for the years ended December 31, 2005 and 2004, related to this agreement.

During 1999, the Company paid an affiliate, Jefferson Pilot Financial Life Insurance Company (JPFIC) $100,000 in premiums for a company owned life insurance policy on certain of its employees. At December 31, 2006 and 2005, the cash surrender value of this policy totaled approximately $147,884 and $140,730.

The Company paid dividends to the Parent of $2,200 from April 3 through December 31, 2006, $0 from January 1 through April 2, 2006, and $89,000 and $10,000 for the years ended December 31, 2005 and 2004.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and fair values of financial instruments as of December 31 were as follows:

                                                                 2006                        2005
                                                      -------------------------   -------------------------
                                                        CARRYING        FAIR        CARRYING        FAIR
                                                          VALUE        VALUE          VALUE        VALUE
                                                      -----------   -----------   -----------   -----------
FINANCIAL ASSETS
Debt securities available-for-sale                    $13,243,588   $13,243,588   $11,340,518   $11,340,518
Debt securities held-to-maturity                               --            --     1,325,157     1,378,716
Equity securities available-for-sale                          549           549           427           427
Mortgage loans on real estate                           2,376,014     2,421,664     2,417,618     2,553,161
Policy loans                                              279,686       305,635       258,362       289,140
Derivative financial instruments                          190,594       190,594       111,550       111,550
FINANCIAL LIABILITIES
Annuity contract liabilities in  accumulation phase     6,935,423     6,149,237     7,001,788     6,295,549
Funding agreements                                        301,405       301,405       301,157       301,157
Securities sold under repurchase agreements                    --            --       300,835       300,835

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the funding agreements approximates the carrying value since interest is based on a variable rate. The above carrying and fair value amounts at December 31, 2006 include $1,405 in accrued interest.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheets, approximated $203,570 as of December 31, 2006.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company and its subsidiary are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

15. SEGMENT INFORMATION

The Company's reporting segments reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. The Company provides products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets and report results through four business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through two segments, Retirement Products and Group Protection, formerly referred to as Benefit Partners. Through its Retirement Products segment, Employer Markets provides employer-sponsored corporate/bank owned life insurance. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans. Most of the Company's group contracts are sold to employers with fewer than 500 employees. The Company also has "Other Operations", which includes the financial data for operations that are not directly related to the business segments, unallocated items (such as corporate investment income on assets not allocated to its business units, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses).

Segment operating revenue and income (loss) from operations are internal measures used by the Company's management and Board of Directors to evaluate and assess the results of its segments. Operating revenue is GAAP revenue excluding realized gains and losses on investments. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses. The Company's management and Board of Directors believe that operating revenue and income
(loss) from operations explain the results of its ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current businesses because net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

Operating revenue and income (loss) from operations do not replace revenues and net income as the GAAP measure of the Company' consolidated results of operations.

The following tables show financial data by segment:

                                           PERIOD FROM   PERIOD FROM
                                            APRIL 3       JANUARY 1          YEAR ENDED
                                            THROUGH        THROUGH          DECEMBER 31,
                                          DECEMBER 31,     APRIL 2,    -----------------------
                                              2006           2006         2005         2004
                                          ------------   -----------   ----------   ----------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
      Individual Annuities                 $  384,340      $134,073    $  453,326   $  440,099
      Life Insurance                          624,443       197,345       767,528      691,642
                                           ----------      --------    ----------   ----------
         Individual Markets Total           1,008,783       331,418     1,220,854    1,131,741
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement Products                      77,804        25,935       103,581      106,806
      Group Protection                          8,089         3,069         9,919       11,774
                                           ----------      --------    ----------   ----------
         Employer Markets Total                85,893        29,004       113,500      118,580
                                           ----------      --------    ----------   ----------
Other Operations                               43,752        13,117        67,111       66,183
Net realized gain (loss) on investments        (4,446)       (4,046)       (4,529)     (12,218)
                                           ----------      --------    ----------   ----------
   Total                                   $1,133,982      $369,493    $1,396,936   $1,304,286
                                           ==========      ========    ==========   ==========
NET INCOME:
Segment Operating Income:
   Individual Markets:
      Individual Annuities                 $   45,787      $ 16,640    $   56,758   $   53,464
      Life Insurance                          122,583        32,792       136,346      124,656
                                           ----------      --------    ----------   ----------
         Individual Markets Total             168,370        49,432       193,104      178,120
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement Products                      12,549         3,675        12,090       11,256
      Group Protection                          3,241         1,322         2,995        5,143
                                           ----------      --------    ----------   ----------
         Employer Markets Total                15,790         4,997        15,085       16,399
                                           ----------      --------    ----------   ----------
Other Operations                               16,857         7,481        31,579       29,389
Cumulative effect of change                        --            --            --       (9,356)
Net realized gain (loss) on investments        (2,890)       (2,630)       (2,944)      (7,942)
                                           ----------      --------    ----------   ----------
NET INCOME                                 $  198,127      $ 59,280    $  236,824   $  206,610
                                           ==========      ========    ==========   ==========

                                     DECEMBER 31,
                             -------------------------
                                2006          2005
                             -----------   -----------
ASSETS:
   Individual Markets:
      Individual Annuities   $ 8,612,968   $ 8,068,493
      Life Insurance           9,146,659     9,126,790
   Employer Markets:
      Retirement Products      1,683,445     1,660,498
      Group Protection           134,449       150,219
   Other Operations            1,671,839      (328,703)
                             -----------   -----------
      Total                  $21,249,360   $18,677,297
                             ===========   ===========

16. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123(R) under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement. Total stock-based compensation expense allocated to the Company for the period April 3 through December 31, 2006 was $4,418 related to the various LNC stock incentive plans. Total stock-based compensation expense allocated to the Company for the period January 1 through April 2, 2006 was $6,312. The compensation cost is included in the general and administrative expenses, net of deferrals, line item on the Company's consolidated statements of income.

Excluding the option grants made in February 2006, outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to the same terms and conditions that existed, except that each of these stock options is now exercisable for LNC common stock. Grants of Jefferson-Pilot stock options in February 2006 will generally continue to vest in one-third annual increments. All employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon closing the merger resulting in an expense of $3,401 on April 2, 2006.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS

                                                                DECEMBER 31,   DECEMBER 31,
                                                                    2006           2005
                                                                ------------   ------------
                                                                        (IN MILLIONS)
                                                                ---------------------------
ASSETS
Investments:
   Securities available-for sale, at fair value:
      Fixed Maturity (cost: 2006 -- $45,559, 2005 -- $31,267)   $ 46,331       $ 32,245
      Equity (cost: 2006 -- $193, 2005 -- $95)                       205            101
   Trading Securities                                              2,820          2,985
   Mortgage loans on real estate                                   6,024          3,662
   Real Estate                                                       341            182
   Policy loans                                                    2,209          1,858
   Derivative investments                                            240             41
   Other investments                                                 808            423
                                                                --------       --------
         Total Investments                                        58,978         41,497
Cash and invested cash                                             1,676          1,962
Deferred acquisition costs and value of business acquired          6,618          4,418
Premiums and fees receivable                                         282            285
Accrued investment income                                            707            500
Amounts recoverable from reinsurers                                6,970          6,955
Goodwill                                                           2,331            919
Other assets                                                       1,688          1,091
Assets held in separate accounts                                  69,634         56,427
                                                                --------       --------
         Total Assets                                           $148,884       $114,054
                                                                ========       ========
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
   Insurance policy and claim reserves                          $ 11,786       $ 10,384
   Investment contractholder and policyholder funds               50,402         35,273
                                                                --------       --------
         Total Insurance and Investment Contract Liabilities      62,188         45,657
Short-term debt                                                       21             34
Long-term debt and senior notes                                    1,390          1,250
Reinsurance related derivative liability                             218            278
Funds withheld reinsurance liabilities                             1,816          1,711
Deferred gain on indemnity reinsurance                               759            835
Other liabilities                                                  3,312          2,536
Liabilities related to separate accounts                          69,634         56,427
                                                                --------       --------
         Total Liabilities                                       139,338        108,728
                                                                --------       --------
Commitments and Contingencies (See Note 9)
SHAREHOLDER'S EQUITY
Common stock                                                       3,691             25
Retained earnings                                                  5,480          4,848
Accumulated other comprehensive income:
   Net unrealized gain on securities available-for-sale              380            452
   Net unrealized gain on derivative instruments                      (9)             7
   Minimum pension liability adjustment                               --             (6)
                                                                --------       --------
      Net other comprehensive income adjustments, net of tax         371            453
      Adjustment to initially apply SFAS 158                           4             --
                                                                --------       --------
         Total accumulated other comprehensive income                375            453
                                                                --------       --------
         Total Shareholder's Equity                                9,546          5,326
                                                                --------       --------
         Total Liabilities and Shareholder's Equity             $148,884       $114,054
                                                                ========       ========

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME

                                                                         2006     2005     2004
                                                                        ------   ------   ------
                                                                               (IN MILLIONS)
                                                                        ------------------------
REVENUE:
Insurance premiums                                                      $  151   $   67   $  158
Insurance fees                                                           2,157    1,575    1,405
Net investment income                                                    3,411    2,592    2,593
Realized (loss) on investments                                              (2)     (16)     (45)
Amortization of deferred gain on indemnity insurance                        76       77       87
Other revenue and fees                                                     259      316      275
                                                                        ------   ------   ------
   Total Revenue                                                         6,052    4,611    4,473
                                                                        ------   ------   ------
BENEFITS AND EXPENSES:
Benefits                                                                 2,899    2,122    2,143
Underwriting, acquisition, insurance and other expenses                  1,766    1,544    1,475
Interest and debt expense                                                   80       78       79
                                                                        ------   ------   ------
   Total Benefits and Expenses                                           4,745    3,744    3,697
                                                                        ------   ------   ------
Income before Federal income taxes and cumulative effect of
   accounting changes                                                    1,307      867      776
Federal income taxes                                                       350      223      193
                                                                        ------   ------   ------
Income before cumulative effect of accounting changes                      957      644      583
Cumulative effect of accounting changes (net of Federal income taxes)       --       --      (26)
                                                                        ------   ------   ------
   Net Income                                                           $  957   $  644   $  557
                                                                        ======   ======   ======

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                            2006     2005     2004
                                                                           ------   ------   ------
                                                                                 (IN MILLIONS)
                                                                           ------------------------
COMMON STOCK:
Balance at beginning of year                                               $   25   $   25   $   25
Merger: Jefferson-Pilot Life and Jefferson-Pilot LifeAmerica                3,666       --       --
                                                                           ------   ------   ------
   Balance at the end of year                                               3,691       25       25
                                                                           ------   ------   ------
RETAINED EARNINGS:
Balance at the beginning of the year                                        4,848    4,385    3,856
Comprehensive income                                                          875      315      566
Less other comprehensive income (loss) (net of federal income tax):
   Net unrealized gain (loss) on securities available-for-sale, net of
      reclassification adjustment                                             (72)    (329)      23
   Net unrealized gain (loss) on derivative instruments                       (16)      (7)     (10)
   Minimum pension liability adjustment                                         6        7       (4)
                                                                           ------   ------   ------
Net income                                                                    957      644      557
Additional investment by Lincoln National Corporation/Stock Compensation       27       19      122
Dividends declared                                                           (352)    (200)    (150)
                                                                           ------   ------   ------
      Balance at the end of year                                            5,480    4,848    4,385
                                                                           ------   ------   ------
NET UNREALIZED GAIN ON SECURITIES AVAILABLE-FOR-SALE:
Balance at the beginning of the year                                          452      781      758
Change during the year                                                        (72)    (329)      23
                                                                           ------   ------   ------
      Balance at the end of year                                              380      452      781
                                                                           ------   ------   ------
NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS:
Balance at the beginning of the year                                            7       14       24
Change during the year                                                        (16)      (7)     (10)
                                                                           ------   ------   ------
      Balance at the end of year                                               (9)       7       14
                                                                           ------   ------   ------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at the beginning of the year                                           (6)     (13)      (9)
Change during the year                                                          6        7       (4)
                                                                           ------   ------   ------
      Balance at the end of year                                               --       (6)     (13)
                                                                           ------   ------   ------
ADJUSTMENT FOR ADOPTION OF SFAS 158                                             4       --       --
                                                                           ------   ------   ------
Total Shareholder's Equity                                                 $9,546   $5,326   $5,192
                                                                           ======   ======   ======

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOW

                                                                          2006      2005      2004
                                                                        -------   -------   -------
                                                                               (IN MILLIONS)
                                                                        ---------------------------
OPERATING ACTIVITIES
Net income                                                              $   957   $   644   $   557
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs and value of business acquired               (701)     (430)     (350)
   Premiums and fees receivable                                              15        54       112
   Accrued investment income                                                 14        (4)       (5)
   Policy liabilities and accruals                                          114    (1,082)   (1,347)
   Net trading securities, purchases, sales and maturities                  165       (72)      (99)
   Cumulative effect of accounting change                                    --        --        39
   Contractholder funds                                                     796     1,893     1,536
   Amounts recoverable from reinsurers                                      153       101       375
   Federal income taxes                                                     160       144       121
   Stock-based compensation expense                                           4        18        19
   Depreciation                                                              52        64        48
   Realized loss on investments and derivative instruments                    5        16        59
   Gain on sale of subsidiaries/business                                     (4)       --       (14)
   Amortization of deferred gain                                            (76)      (77)      (87)
   Other                                                                   (168)     (607)     (275)
                                                                        -------   -------   -------
      Net adjustments                                                       529        18       132
                                                                        -------   -------   -------
      Net cash provided by operating activities                           1,486       662       689
                                                                        -------   -------   -------
INVESTING ACTIVITIES
Securities available-for-sale:
   Purchases                                                             (8,567)   (5,725)   (9,001)
   Sales                                                                  5,094     3,767     4,740
   Maturities                                                             2,822     2,392     2,468
Purchase of other investments                                              (656)   (1,008)   (1,938)
Sale or maturity of other investments                                       442     1,151     2,187
Proceeds from disposition of business                                        --        --        10
Cash acquired from merger of Jefferson-Pilot Life Insurance Company
   and Jefferson-Pilot LifeAmerica Insurance Company                         14        --        --
Other                                                                       (23)        9       146
                                                                        -------   -------   -------
      Net cash provided by (used in) investing activities                  (874)      586    (1,388)
                                                                        -------   -------   -------
FINANCING ACTIVITIES
Issuance of long-term debt                                                  140        --        47
Payment of long-term debt                                                    --       (47)       --
Net decrease in short-term debt                                             (13)        2       (10)
Universal life and investment contract deposits                           6,998     4,783     4,928
Universal life and investment contract withdrawals                       (6,004)   (3,755)   (3,353)
Investment contract transfers                                            (1,821)   (1,483)   (1,336)
Increase in collateral on loaned securities                                  --        45       181
Increase in funds withheld liability                                        105       131        87
Net proceeds from securities sold under repurchase agreements                49        --        --
Capital contribution from shareholder                                        --        --       100
Dividends paid to shareholders                                             (352)     (200)     (150)
                                                                        -------   -------   -------
      Net cash provided by (used in) financing activities                  (898)     (524)      494
                                                                        -------   -------   -------
      Net increase (decrease) in cash and invested cash                    (286)      724      (205)
                                                                        -------   -------   -------
Cash and invested cash at beginning of year                               1,962     1,238     1,443
                                                                        -------   -------   -------
      Cash and invested cash at end of year                             $ 1,676   $ 1,962   $ 1,238
                                                                        =======   =======   =======

See accompanying notes to the Supplemental Consolidated Financial Statements.

NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION.

The accompanying Supplemental Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries (LNL or The Company which may be referred to as we or us). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively throughout business segments. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 11). These Supplemental Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP").

On February 15, 2007, the North Carolina Department of Insurance approved the merger of the Jefferson Pilot Life Insurance Company and Jefferson-Pilot LifeAmerica Insurance Company, both affiliates, into the Company with the Company being the survivor and the Parent Company, respectively. The effective date of these transactions is expected to be April 2, 2007. These financial statements are prepared as if on April 3, 2006, the Company completed the merger with Jefferson-Pilot Life Insurance Company ("JPL") and Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), and has included the results of operations and financial condition of JPL and JPLA in our Supplemental Consolidated Financial Statements beginning on April 3, 2006. The Supplemental Consolidated Financial Statements for the years ended December 31, 2005 and 2004 exclude the results of operations and financial condition of JPL and JPLA. The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 9. Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

BUSINESS COMBINATIONS.

On April 3, 2006, LNC completed its merger with Jefferson-Pilot ("JP") by acquiring 100% of the outstanding shares of JP in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard (SFAS) No. 141, "Business Combinations" (SFAS 141) and JPL and JPLA became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JPL and JPLA were "pushed down" to the Company's financial statements in accordance with push down accounting rules. We are in the process of finalizing our internal studies of the fair value of the net assets acquired including investments, value of business acquired (VOBA), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained, which may result in adjustments to goodwill, which the Company does not expect to be material.

The fair value of net assets assumed in the merger was $3.7 billion. Goodwill of $1.4 resulted from the excess of purchase price over the fair value of the net assets assumed. The parent paid a premium over the fair value of JP Life's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with adjustments that were made to the Balance Sheet to get to the fair value of net assets:

                                                    PRELIMINARY     FAIR VALUE
                                                     FAIR VALUE   ADJUSTMENTS(1)
                                                    -----------   --------------
                                                           (IN MILLIONS)
                                                    ----------------------------
Investments                                           $ 17,035        $   204
Due from reinsurers                                        169             --
Deferred policy acquisition costs                           --         (1,827)
Value of business acquired                               1,487          1,476
Goodwill                                                 1,412          1,392
Other assets                                               763             72
Assets held in separate accounts                           522             --
Policy liabilities                                     (16,475)           311
Income tax liabilities                                    (164)           (70)
Accounts payable, accruals and  other liabilities         (565)           (42)
Liabilities related to separate  accounts                 (522)            --
                                                      --------        -------
   Total net assets acquired                          $  3,662        $ 1,516
                                                      ========        =======

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                                                                    PRELIMINARY
                                                                     FAIR VALUE
                                                                   -------------
                                                                   (IN MILLIONS)
                                                                   -------------
Individual Markets:
Life Insurance                                                         $  840
Annuities                                                                 572
                                                                       ------
   Total Goodwill                                                      $1,412
                                                                       ======

ACCOUNTING ESTIMATES AND ASSUMPTIONS.

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, derivatives, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, insurance and investment contract liabilities, deferred front end loads, pension plans and the potential effects of resolving litigated matters.

INVESTMENTS.

Securities available-for-sale consist of fixed maturity and equity securities, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, we apply professional judgment and make adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses with a corresponding reduction in the cost of available-for-sale fixed maturity and equity securities.

See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate;
2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses), gains on sale of subsidiaries/business, and net gain (loss) on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs ("DAC") and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

DERIVATIVE INSTRUMENTS.

We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the Supplemental Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in current income during the period of change in the corresponding income statement line as the transaction being hedged.

We have a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with the Lincoln Smart SecuritySM Advantage guaranteed minimum withdrawal benefits ("GMWB") feature and our i4LIFE(R) Advantage guaranteed income benefits ("GIB") feature that is available in our variable annuity products. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at fair value, with changes in fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, policyholder behavior and equity, interest rate, and volatility market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, policyholder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 9 for further discussion of our accounting policy for derivative instruments.

CASH AND INVESTED CASH.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DEFERRED ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, DEFERRED FRONT END LOADS, DEFERRED SALES INDUCEMENTS.

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain
(loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Value of business acquired ("VOBA") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., unit-linked products and variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effects of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

Bonus credits and excess interest for dollar cost averaging ("DCA") contracts are considered sales inducements and are deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI".) DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC. DSI is reported within the other assets caption of the Supplemental Consolidated Balance Sheets.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. DFEL is reported within the investment contract and policyholder funds caption of the Supplemental Consolidated Balance Sheets. The deferral and amortization of DFEL is reported within insurance fees in the Supplemental Consolidated Statements of Income.

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions underlying the amortization of DAC, VOBA, DSI and DFEL. We review the various assumptions including investment margins, mortality and retention. These assumptions also impact the reserves for the guarantee features within our variable annuity and life insurance products. In addition to the annual third quarter review of assumptions, if factors or trends indicate that actual experience varies significantly from these assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as prospective unlockings, are reflected in amortization expense within the Consolidated Statements of Income. Prospective unlockings affecting DSI are reflected in benefits expense and affecting DFEL are included in insurance fees within the Consolidated Statements of Income.

DAC and VOBA are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

REINSURANCE.

We enter into reinsurance agreements with other companies in the normal course of our business. Assets/Liabilities and premiums/benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis in the balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.

GOODWILL AND OTHER INTANGIBLE ASSETS.

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

Other intangible assets, which consist of DSI and sales force intangibles, as of December 31, 2006 and 2005, net of accumulated amortization are reported in other assets. DSI is amortized as discussed above, under the heading Deferred Acquisition Costs, Value of Business Acquired, Deferred Front End Loads, Deferred Sales Inducements. Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets -- Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT.

Property and equipment owned for company use is included in other assets in our Supplemental Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS.

We periodically review the carrying value of long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held and used until disposed of.

Long-lived assets to be sold are classified as held for sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held for sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

ASSETS HELD IN SEPARATE ACCOUNTS/LIABILITIES RELATED TO SEPARATE ACCOUNTS.

These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue. Policyholder account deposits and withdrawals. Investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the Supplemental Consolidated Statements of Income.

INSURANCE AND INVESTMENT CONTRACT LIABILITIES.

The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefits ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and
3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2006 and 2005 participating policies comprised 1.4% of the face amount of insurance in-force, and dividend expenses were $81 million, $78 million, and $77 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Universal life and variable life products with secondary guarantees represent approximately 34% of permanent life insurance in-force at December 31, 2006 and approximately 77% of sales of these products in 2006. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI. The risk for the secondary guarantee is ceded to an affiliate of the Company in an arrangement that does not qualify as reinsurance. If the Company incurs a claim under the secondary guarantee benefit, then the affiliate will reimburse the Company for the cost of insurance charges. The reinsurance of the secondary guarantee is considered a derivative as it does not meet the insurance risk transfer requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The fair value of the derivative is determined based on the fair value of the cash flows related to this agreement.

LOANED SECURITIES.

Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Supplemental Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

BORROWED FUNDS.

Short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

COMMITMENTS AND CONTINGENCIES.

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and estimable.

MINORITY INTEREST.

An unconsolidated affiliate of the Company, Jefferson-Pilot Financial Insurance Company ("JPFIC"), owns a minority interest in Lincoln Life New York. JPFIC, which is an entity under common control of LNC, will be merged into the Company on July 1, 2007, in a non-cash transaction. Accordingly, the minority interest has not been reported within the Supplemental Consolidated Financial Statements.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS.

Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS.

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

OTHER REVENUES AND FEES.

Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS AND EXPENSES.

Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2004 through 2006 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed income benefits ("GIB") or guaranteed minimum withdrawal benefits ("GMWB").

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS.

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate, expected return on plan assets and a salary increase assumption to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 7 for more information on our accounting for employee benefit plans.

STOCK BASED COMPENSATION.

We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase in shareholder's equity. For additional information on stock based incentive compensation see Note 8.

INCOME TAXES.

We and our eligible subsidiaries, excluding JPL and JPL, have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

JPL files a separate Federal income tax return. JPLA is part of a consolidated Federal income tax filing with Jefferson Pilot Financial Insurance Company.

2. CHANGES IN ACCOUNTING PRINCIPLES AND CHANGES IN ESTIMATES

SFAS NO. 123(R) -- SHARE-BASED PAYMENT.

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the amount of stock-based compensation expense allocated to the Company in 2006.

See Note 8 for more information regarding our stock-based compensation plans.

FSP 115-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 -- "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments," references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R).

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheet the funded status of our defined benefit pension and other postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. Retroactive application of SFAS 158 is not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in a increase to accumulated other comprehensive income of $4 million.

See Note 7 for more information regarding our adoption of SFAS 158.

SAB NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our Supplemental Consolidated Financial Statements.

STATEMENT OF POSITION 05-1.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for Deferred Acquisition Costs ("DAC") on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We will adopt this new accounting guidance effective January 1, 2007, primarily impacting our Individual Markets Annuities business. The adoption of this new guidance will impact our assumptions for lapsation used in the amortization of DAC and VOBA on certain blocks of our business. Our adoption will result in a reduction to our DAC and VOBA balances between $20 million to $50 million pre-tax, which will be recorded as a reduction to retained earnings with no impact on net income. Our estimates are based upon our interpretation of SOP 05-1 and the proposed implementation guidance and do not consider our interpretations of final implementation guidance that could be issued in 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ from our estimates as the issuance of new implementation guidance and evolving industry practice may affect our interpretation and implementation.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB cleared Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 will not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. We will adopt the provisions of FIN 48 on January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the effects of SFAS 157 on our consolidated financial condition and results of operations.

SOP 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

GUARANTEED MINIMUM DEATH BENEFIT RESERVES. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Individual Annuities segment had been recording a reserve for GMDBs. At December 31, 2003, our GMDB reserve was $46 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $10 million pre-tax. GMDB reserves were $23 million and $15 million at December 31, 2006 and 2005, respectively, of which $21 and $15 million were ceded to an affiliated reinsurance company.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, VOBA, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/VOBA/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35 million pre-tax ($23 million after-tax) in 2004.

SALES INDUCEMENTS. Our Individual Markets -- Annuities segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

UNIVERSAL LIFE CONTRACTS. Our Individual Markets -- Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4 million pre-tax ($3 million after-tax) for the extension of benefit feature in MoneyGuard(R).

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first remeasurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the potential effects of SFAS 159 on our consolidated financial condition and results of operations.

3. INVESTMENTS

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             COST OR       GROSS       GROSS
                                            AMORTIZED   UNREALIZED   UNREALIZED
                                               COST        GAINS      (LOSSES)    FAIR VALUE
                                            ---------   ----------   ----------   ----------
                                                               (IN MILLIONS)
                                            ------------------------------------------------
2006:
AVAILABLE-FOR-SALE
   Corporate bonds                           $37,143      $  960        $(268)      $37,835
   U.S. government bonds                         168           7           --           175
   Foreign government bonds                      689          58           (2)          745
   Asset and mortgage-backed securities        7,310          76          (68)        7,318
   State and municipal bonds                     160           2           (2)          160
   Redeemable preferred stocks                    89           9           --            98
                                             -------      ------        -----       -------
      Total fixed maturities                  45,559       1,112         (340)       46,331
Equity securities                                193          14           (2)          205
                                             -------      ------        -----       -------
      Total securities available-for-sale    $45,752      $1,126        $(342)      $46,536
                                             =======      ======        =====       =======
2005:
AVAILABLE-FOR-SALE
   Corporate bonds                           $24,190      $1,106        $(241)      $25,055
   U.S. government bonds                         143          12           --           155
   Foreign government bonds                      839          62           (3)          898
   Asset and mortgage-backed securities        5,884          85          (60)        5,909
   State and municipal bonds                     123           4           (1)          126
   Redeemable preferred stocks                    88          14           --           102
                                             -------      ------        -----       -------
      Total fixed maturities                  31,267       1,283         (305)       32,245
Equity securities                                 95           6           --           101
                                             -------      ------        -----       -------
      Total securities available-for-sale    $31,362      $1,289        $(305)      $32,346
                                             =======      ======        =====       =======

Future maturities of fixed maturity securities available-for-sale are as follows:

                                                             AMORTIZED     FAIR
                                                                COST      VALUE
                                                             ---------   -------
                                                                (IN MILLIONS)
                                                             -------------------
Due in one year or less                                       $ 1,510    $ 1,513
Due after one year through five  years                          9,874     10,044
Due after five years through ten  years                        14,485     14,628
Due after ten years                                            12,380     12,828
                                                              -------    -------
Subtotal                                                       38,249     39,013
Asset and mortgage-backed  securities                           7,310      7,318
                                                              -------    -------
   Total                                                      $45,559    $46,331
                                                              =======    =======

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The quality ratings of fixed maturity securities available-for-sale are as follows:

                   RATING AGENCY
NAIC RATING   EQUIVALENT DESIGNATION   FAIR VALUE   % OF TOTAL
-----------   ----------------------   ----------   ----------
                                            (IN MILLIONS)
                                       -----------------------
     1        AAA / AA / A               $27,441       59.2%
     2        BBB                         15,879       34.3%
     3        BBB                          1,852        4.0%
     4        BBB                            961        2.1%
     5        CCC and lower                  177        0.4%
     6        In or near default              21        0.0%
                                         -------      -----
                                         $46,331      100.0%
                                         =======      =====

The major categories of net investment income are as follows:

                                                2006     2005     2004
                                               ------   ------   ------
                                                     (IN MILLIONS)
                                               ------------------------
Fixed maturity securities available-for-sale   $2,601   $1,959   $1,932
Equity securities available-for-sale               10        7        8
Trading securities                                181      176      173
Mortgage loans on real estate                     398      288      350
Real estate                                        37       48       25
Policy loans                                      134      118      119
Invested cash                                      53       46       21
Other investments                                 141       61       54
                                               ------   ------   ------
   Investment revenue                           3,555    2,703    2,682
Investment expense                                144      111       89
                                               ------   ------   ------
   Net investment income                       $3,411   $2,592   $2,593
                                               ======   ======   ======

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                 2006     2005
                                                ------   ------
                                                 (IN MILLIONS)
                                                ---------------
Corporate bonds                                 $2,140   $2,283
U.S. Government bonds                              331      322
Foreign government bonds                            45       52
   Asset and mortgage backed-securities             --
   Mortgage pass-through securities                 24       29
   Commercial rortgage obligations                 111      113
   Collateralized Mortgage Backed  Securities      133      148
   Other-asset backed securities                     8        9
State and municipal bonds                           18       19
Redeemable preferred stocks                          8        8
                                                ------   ------
      Total fixed maturities                     2,818    2,983
Equity securities                                    2        2
                                                ------   ------
      Total securities available-for-sale       $2,820   $2,985
                                                ======   ======

The portion of the market adjustment for trading securities still held at December 31, 2006 and 2005 was a loss of $48 million and $70 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                        2006   2005   2004
                                        ----   ----   ----
                                           (IN MILLIONS)
                                        ------------------
Realized loss on investment and
   derivative instruments                $(6)  $(21)  $(58)
Gain (loss) on reinsurance  embedded
   derivative/trading  securities          4      5     (1)
Gain on sale of subsidiaries/business     --     --     14
                                         ---   ----   ----
Net realized (loss) on investments       $(2)  $(16)  $(45)
                                         ===   ====   ====

The detail of the realized loss on investments and derivative instruments is as follows:

                                                 2006   2005    2004
                                                 ----   ----   -----
                                                    (IN MILLIONS)
                                                 -------------------
Fixed maturity securities available-for-sale
   Gross gain                                    $113   $113   $ 107
   Gross loss                                     (90)   (90)   (115)
Equity securities available-for-sale
   Gross gain                                       1      8      19
   Gross loss                                      --     --      (1)
Fixed maturity securities held-to-maturity
   Gross gain                                      --     --      --
   Gross loss                                      --     --      --
Other investments                                   8     10       4
Associated amortization of  deferred
   acquisition costs and  provision for
   policyholder  commitments                      (36)   (52)    (51)
Investment expense                                 (2)    (9)    (10)
                                                 ----   ----   -----
Total investments                                  (6)   (20)    (47)
Derivative instruments of  associated
   amortization of  deferred acquisition costs     --     (1)    (12)
                                                 ----   ----   -----
Total investments and derivative  instruments    $ (6)  $(21)  $ (59)
                                                 ====   ====   =====

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                                2006   2005   2004
                                                ----   ----   ----
                                                   (IN MILLIONS)
                                                ------------------
Fixed maturity securities  available-for-sale    $58    $19    $67
Equity securities available-for-sale              --     --     --
Fixed maturity securities  held-to-maturity       --     --     --
Mortgage loans on real estate                      1     (6)    (2)
Real estate                                       --     --     --
Guarantees                                        --     --     --
                                                 ---    ---    ---
Total                                            $59    $13    $65
                                                 ===    ===    ===

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                                 2006    2005   2004
                                                -----   -----   ----
                                                    (IN MILLIONS)
                                                --------------------
Fixed maturity securities  available-for-sale   $(206)  $(839)   $61
Equity securities available-for-sale                6      (6)    (6)
                                                -----   -----    ---
Total                                           $(200)  $(845)   $55
                                                =====   =====    ===

For fixed maturity and equity securities held by us at December 31, 2006 and 2005 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                               FAIR    % FAIR   AMORTIZED   % AMORTIZED   UNREALIZED   % UNREALIZED
                              VALUE     VALUE      COST         COST         LOSS          LOSS
                             -------   ------   ---------   -----------   ----------   ------------
                                                        (IN MILLIONS)
                             ----------------------------------------------------------------------
2006
 90 Days                     $ 5,926     36.4%   $ 5,968        35.9%        $ (42)         12.3%
greater than 90 days but
 less than or equal to
 180 days                        261      1.6%       272         1.6%          (11)          3.1%
greater than 180 days but
 less than or equal to
 270 days                      1,168      7.2%     1,192         7.2%          (24)          7.0%
greater than 270 days less
 than or equal to 1 year       1,694     10.4%     1,734        10.4%          (40)         11.8%
greater than 1 year            7,226     44.4%     7,451        44.9%         (225)         65.8%
                             -------    -----    -------       -----         -----         -----
   Total                     $16,275    100.0%   $16,617       100.0%        $(342)        100.0%
                             =======    =====    =======       =====         =====         =====
2005
  90 Days                    $ 3,007     27.6%   $ 3,039        27.2%        $ (32)         10.5%
greater than 90 days but less
 than or equal to 180 days     5,152     47.3%     5,258        47.0%         (106)         34.6%
greater than 180 days but
 less than or equal to
 270 days                        374      3.4%       384         3.4%          (10)          3.3%
greater than 270 days but less
 than or equal to 1 year         788      7.3%       822         7.3%          (34)         11.1%
greater than 1 year            1,570     14.4%     1,693        15.1%         (123)         40.5%
                             -------    -----    -------       -----         -----         -----
   Total                     $10,891    100.0%   $11,196       100.0%        $(305)        100.0%
                             =======    =====    =======       =====         =====         =====

For fixed maturity and equity securities with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                            LESS THAN OR EQUAL         GREATER THAN
                                             TO TWELVE MONTHS         TWELVE MONTHS                TOTAL
                                          ---------------------   ---------------------   ---------------------
                                                        GROSS                   GROSS                   GROSS
                                          CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                            VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                          --------   ----------   --------   ----------   --------   ----------
                                                                      (IN MILLIONS)
                                          ---------------------------------------------------------------------
2006
   Corporate bonds                         $7,265       $(102)     $4,892       $(168)     $12,157      $(270)
   U.S. Government bonds                       25          --          --          --           25         --
   Foreign government bonds                    56          (1)         62          (1)         118         (2)
   Asset and mortgage backed-securities     1,633         (11)      2,227         (56)       3,860        (67)
   State and municipal bonds                   20          --          44          (1)          64         (1)
   Redeemable preferred stocks                 --          --           1          --            1         --
                                           ------       -----      ------       -----      -------      -----
      Total fixed maturities                8,999        (114)      7,226        (226)      16,225       (340)
Equity securities                              50          (2)         --          --           50         (2)
                                           ------       -----      ------       -----      -------      -----
      Total securities                     $9,049       $(116)     $7,226       $(226)     $16,275      $(342)
                                           ======       =====      ======       =====      =======      =====

2005
   Corporate bonds                         $6,300       $(132)     $1,235       $(109)     $ 7,535      $(241)
   U.S. Government bonds                       --          --          --          --           --         --
   Foreign government bonds                   169          (3)         38          --          207         (3)
   Asset and mortgage backed-securities     2,820         (47)        284         (13)       3,104        (60)
   State and municipal bonds                   31          --          13          (1)          44         (1)
   Redeemable preferred stocks                  1          --          --          --            1         --
                                           ------       -----      ------       -----      -------      -----
      Total fixed maturities                9,321        (182)      1,570        (123)      10,891       (305)
Equity securities                              --          --          --          --           --         --
                                           ------       -----      ------       -----      -------      -----
      Total securities                     $9,321       $(182)     $1,570       $(123)     $10,891      $(305)
                                           ======       =====      ======       =====      =======      =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 10 to the Supplemental Consolidated Financial Statements -- Fair Value of Financial Instruments for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Other Assets," which includes property and equipment, include accumulated depreciation as follows:

                                           2006     2005
                                           ----     ----
                                           (IN MILLIONS)
                                           -------------
Real estate                                $ 27     $ 19
Property and equipment                      254      255

Impaired mortgage loans along with the related allowance for losses are as follows:

                                           2006    2005
                                           ----    ----
                                           (IN MILLIONS)
                                           -------------
Impaired loans with allowance for losses    $28     $66
Allowance for losses                         (2)     (9)
                                            ---     ---
   Net impaired loans                       $26     $57
                                            ===     ===

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                 2006   2005   2004
                                                 ----   ----   ----
                                                    (IN MILLIONS)
                                                 ------------------
Balance at beginning of year                      $ 9    $16    $18
Provisions for losses                               2      2      5
Release due to principal paydowns                  (9)    (9)    (7)
                                                  ---    ---    ---
   Balance at end of year                         $ 2    $ 9    $16
                                                  ===    ===    ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                 2006   2005   2004
                                                 ----   ----   ----
                                                    (IN MILLIONS)
                                                 ------------------
Average recorded investment in impaired loans     $42    $62   $101
Interest income recognized on impaied loans         4      5      9

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2006 and December 31 2005, we had no mortgage loans on non-accrual status. As of December 31, 2006 and 2005, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2006 and 2005, we had restructured mortgage loans of $19 million and $45 million, respectively. We recorded $1 million and $2 million of interest income on these restructured mortgage loans in 2006 and 2005, respectively. Interest income in the amount of $1 million and $4 million would have been recorded on these mortgage loans according to their original terms in 2006 and 2005, respectively. As of December 31, 2006 and 2005, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2006, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $1,278 million. This includes $283 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $40 million and $67 million at December 31, 2006 and 2005, respectively.

4. FEDERAL INCOME TAXES

The Federal income tax is as follows:

                                       2006   2005   2004
                                       ----   ----   ----
                                          (IN MILLIONS)
                                       ------------------
Current                                $151   $111   $ 98
Deferred                                199    112     95
                                       ----   ----   ----
   Total tax expense                   $350   $223   $193
                                       ====   ====   ====

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                       2006   2005   2004
                                       ----   ----   ----
                                          (IN MILLIONS)
                                       ------------------
Tax rate times pre-tax income          $458   $303   $272
Effect of:
   Tax-preferred investment income      (85)   (63)   (69)
   Tax credits                          (21)   (14)   (14)
   Other                                 (2)    (3)     4
                                       ----   ----   ----
      Provision for income taxes       $350   $223   $193
                                       ====   ====   ====
      Effective tax rate                 27%    26%    25%

The Federal income tax liability included in Other liabilities on the Supplemental Consolidated Balance Sheets is as follows:

                                            2006     2005
                                            ----     ----
                                            (IN MILLIONS)
                                            -------------
Current                                     $ 15     $ 77
Deferred                                     352       24
                                            ----     ----
   Total Federal income tax liability       $367     $101
                                            ====     ====

Significant components of our deferred tax assets and liabilities are as follows:

                                                         2006     2005
                                                        ------   ------
                                                         (IN MILLIONS)
                                                        ---------------
Deferred tax assets:
Insurance and investment contract liabilities           $1,509   $1,206
Deferred gain recognition for income tax purposes          265      291
Modco embedded derivative                                   76       98
Postretirement benefits other than pension                  14       15
Compensation related                                       133      100
Ceding commission asset                                      9       11
Capital loss carryforward                                    1       --
Net operating loss carryforward                             21       --
Affordable housing tax credit carryforward                  18       --
Other deferred tax assets                                  102       53
                                                        ------   ------
   Total deferred tax assets                             2,148    1,774
                                                        ------   ------
Deferred tax liabilities:
Deferred acquisition costs                               1,657      998
Net unrealized gain on securities available-for-sale       277      351
Trading security gains                                      74       91
Present value of business in-force                         284      260
Deferred gain recognition for income tax purposes           14       --
Depreciation differences                                    59       --
Other deferred tax liabilities                             135       98
                                                        ------   ------
   Total deferred tax liabilities                        2,500    1,798
                                                        ------   ------
   Net deferred tax liability                           $  352   $   24
                                                        ======   ======

We and our affiliates, with the exception of JPL and JPLA, are part of a consolidated Federal income tax filing with LNC. Cash paid relating to these consolidated Federal income taxes in 2006, 2005 and 2004 was $208 million, $75 million and $56 million, respectively.

JPL files a separate Federal income tax return. Cash received for income taxes relating to JPL's return in 2006 was $15 million. JPLA is part of a consolidated Federal income tax filing with Jefferson Pilot Financial Insurance Company. Cash received for income taxes relating to the consolidated return in 2006 was $6 million.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, was suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to our consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which we continue to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004.

5. SUPPLEMENTAL FINANCIAL DATA

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                              2006    2005    2004
                                             -----   -----   -----
                                                  (IN MILLIONS)
                                             ---------------------
Insurance assumed                            $  --   $   1   $  --
Insurance ceded                               (938)   (767)   (640)
                                             -----   -----   -----
   Net reinsurance premiums
      and fees                               $(938)  $(766)  $(640)
                                             =====   =====   =====

The income statement caption, "Benefits, " is net of reinsurance recoveries at December 31, 2006, 2005 and 2004 of $0.8 billion, $0.7 billion $0.6 billion, respectively.

A rollforward of Deferred Acquisition Costs is as follows:

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
Balance at beginning of year              $3,676   $2,904   $2,552
Deferral                                   1,409      934      868
Amortization                                (619)    (427)    (415)
Adjustment related to realized gains
   on securities available-for-sale          (38)     (48)     (46)
Adjustment related to unrealized
   gains on securities
   available-for-sale                         86      313      (16)
Cumulative effect of accounting
   change                                     --       --      (39)
                                          ------   ------   ------
Balance at end of year                    $4,514   $3,676   $2,904
                                          ======   ======   ======

A rollforward of Value of Business Acquired is as follows:

                                              2006    2005    2004
                                             ------   ----   -----
                                                 (IN MILLIONS)
                                             ---------------------
Balance at beginning of year                 $  742   $819   $ 922
Merger accounting fair value
   adjustment                                 1,487     --      --
Deferral                                         84     --      --
Amortization                                   (173)   (77)   (103)
Adjustment related to realized
   gains on securities available-for-sale        (6)    --      --
Adjustment related to unrealized
   gains on securities
   available-for-sale                           (30)    --      --
                                             ------   ----   -----
Balance at end of year                       $2,104   $742   $ 819
                                             ======   ====   =====

Future estimated amortization of Value of Business Acquired is as follows:

   2007-$211
   2008-$190
   2009-$180
   2010-$169
   2011-$142
   Thereafter-$1,212

Realized losses on investments and derivative instruments on the Supplemental Consolidated Statements of Income for the year ended December 31, 2006, 2005 and 2004 are net of amounts amortized against DAC of $38 million, $48 million and $46 million, respectively. In addition, realized gains and losses for the year ended December 31, 2006, 2005 and 2004 are net of adjustments made to policyholder reserves of $9 million, $(2) million and $(2) million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of deferred sales inducements, included in Other assets on the Supplemental Consolidated Balance Sheets, is as follows:

                                       2006   2005   2004
                                       ----   ----   ----
                                          (IN MILLIONS)
                                       ------------------
Balance at beginning of year           $129   $ 85   $ 45
   Capitalized                           86     60     50
   Amortization                         (22)   (16)   (10)
                                       ----   ----   ----
Balance at end of year                 $193   $129   $ 85
                                       ====   ====   ====

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                  2006     2005     2004
                                 ------   ------   ------
                                       (IN MILLIONS)
                                 ------------------------
Commissions                      $1,297   $  899   $1,136
General and administrative
   expenses                       1,033      966      604
Deferred acquisition costs and
   value of business acquired,
   net of amortization             (701)    (431)    (350)
Taxes, licenses and fees            124       81       85
Restructuring charges                13       29       --
                                 ------   ------   ------
   Total                         $1,766   $1,544   $1,475
                                 ======   ======   ======

The carrying amount of goodwill by reportable segment is as follows:

                                              2006    2005
                                             ------   ----
                                             (IN MILLIONS)
                                             -------------
Individual Markets
   Life Insurance                            $1,695   $855
   Annuities                                    616     44
Employer Markets
   Retirement Products                           20     20
                                             ------   ----
   Total                                     $2,331   $919
                                             ======   ====

Details underlying the balance sheet caption, "Investment contractholder and policyholder funds," are as follows:

                                           2006      2005
                                         -------   -------
                                           (IN MILLIONS)
                                         -----------------
Premium deposits funds                   $20,500   $21,755
Other policyholder funds                  29,236    12,975
Deferred front end loads                     564       432
Undistributed earnings on
   participating business                    102       111
                                         -------   -------
   Total                                 $50,402   $35,273
                                         =======   =======

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                           2006     2005
                                          ------   ------
                                           (IN MILLIONS)
                                          ---------------
Short-term debt                           $   21   $   34
Long-term debt:
Note due Lincoln National Corporation,
   due September 2008                        140       --
Surplus Notes due Lincoln
   National Corporation:
      6.56% surplus note, due 2028           500      500
      6.03% surplus note, due 2028           750      750
                                          ------   ------
Total Surplus Notes                        1,250    1,250
                                          ------   ------
   Total long-term debt                   $1,390   $1,250
                                          ======   ======

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. As of December 31, 2006, $140 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

Cash paid for interest on both the short-term debt and the surplus notes was $99 million, $59 million and $79 million for 2006, 2005 and 2004, respectively.

6. INSURANCE BENEFIT RESERVES

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2006 and 2005. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date.

                                                 IN EVENT
                                                 OF DEATH
                                               -------------
                                                2006    2005
                                               -----   -----
                                               (IN BILLIONS)
                                               -------------
Return of net deposit
   Account value                               $38.3   $31.9
   Net amount at risk                            0.1     0.1
   Average attained age of contractholders        54      53
Return of net deposits plus a minimum return
   Account value                               $ 0.4   $ 0.3
   Net amount at risk                             --      --
   Average attained age of
      contractholders                             67      66
   Guaranteed minimum return                       5%      5%
Return of net deposit
   Account value                               $22.5   $18.8
   Net amount at risk                            0.2     0.3
   Average attained age of
      contractholders                             64      63

Approximately $13.2 billion and $8.2 billion of separate account values at December 31, 2006 and 2005 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2006 and 2005, we had approximately $2.7 billion and $1.2 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                             2006    2005
                                             ----   ------
                                             (IN BILLIONS)
                                             -------------
Asset Type
Domestic Equity                               $39     $32
International Equity                            6       5
Bonds                                           6       5
                                              ---     ---
   Total                                       51      42
                                              ---     ---
Money Market                                    6       4
                                              ---     ---
   Total                                      $57     $46
                                              ===     ===
Percent of total variable annuity separate
   account values                              87%     87%
                                              ===     ===

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following table summarizes the liabilities for GMDB:

                                                  GMDB
                                              -----------
                                              2006   2005
                                              ----   ----
Total:
   Beginning balance                          $ 15   $ 18
   Changes in reserves                          14      9
   Benefits paid                                (6)   (12)
                                              ----   ----
   Ending balance                             $ 23   $ 15
                                              ====   ====
Ceded:
   Beginning balance                          $(15)  $(18)
   Changes in reserves                         (12)    (9)
   Benefits paid                                 6     12
                                              ----   ----
   Ending balance                             $(21)  $(15)
                                              ====   ====
Net:
   Beginning balance                          $ --   $ --
   Changes in reserves                           2     --
   Benefits paid                                --     --
                                              ----   ----
   Ending balance                             $  2    $--
                                              ====   ====

The offset to the benefit reserve amounts above are reflected in benefits in the Supplemental Consolidated Statements of Income. We have an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we cede a portion of our GMDB, GMWB and GIB risks to LNR Barbados. In connection with this reinsurance agreement, we paid premiums to LNR Barbados totaling $154 million and $109 million in 2006 and 2005, respectively. These reinsurance premiums are reflected as an offset in insurance premiums in the Supplemental Consolidated Statements of Income.

7. RETIREMENT BENEFIT PLANS

The Company's employees, other than its U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans. The Company's insurance agents are included in various benefit plans sponsored by either LNL or LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans.

LNL PENSION AND OTHER POST-RETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who have worked for LNC 10 years and attained age 55 (including those of LNL). LNL sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time agents who have worked for LNL 10 years and attained age 60. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

LNL DEFINED BENEFIT PLAN

LNC sponsors a non-contributory defined benefit pension plan covering its agents. Information with respect to LNL's defined benefit plan asset activity and defined benefit plan obligations for the agent defined benefit and other postretirement benefit plans sponsored by LNL is as follows:

                                                                     OTHER
                                                                     POST-
                                                      PENSION      RETIREMENT
                                                      BENEFITS      BENEFITS
                                                    -----------   -----------
                                                    2006   2005   2006   2005
                                                    ----   ----   ----   ----
                                                          (IN MILLIONS)
                                                    -------------------------
Change in plan assets                               $ 93    $82   $ --   $ --
   Fair value of plan assets at beginning of year     12      6     --     --
   Company contributions                              --     10      2      2
   Benefits paid                                      (5)    (5)    (2)    (2)
                                                    ----   ----   ----   ----
      Fair value of plan assets at end-of-year      $100    $93   $ --   $ --
                                                    ====   ====   ====   ====
Change in benefit obligation:
   Benefit obligation at beginning-of-year          $ 92     87     22     19
   Interest Cost                                       5      5      1      1
   Plan participant's contributions                   --     --      1      1
   Actuarial (gains)/losses                           (2)     4     (3)     3
   Benefits paid                                      (5)    (4)    (2)    (2)
                                                    ----   ----   ----   ----
      Benefits obligation at end-of-year            $ 90    $92   $ 19   $ 22
                                                    ====   ====   ====   ====
   Funded status of the plans                       $ 10    $ 1   $(19)  $(22)
   Unrecognized net actuarial losses                         20            (1)
                                                    ----   ----   ----   ----
   Prepaid (accrued) benefit cost                            21           (23)
   Other Assets                                       11
   Other Liabilities                                  (1)
                                                    ----   ----   ----   ----
Amounts recognized in the Supplemental
   Consolidated Balance Sheets                      $ 10    $21   $(19)  $ (23)
                                                    ====   ====   ====   ====
Amounts recognized in accumulated other
   comprehensive income (net of tax):
   Net loss (gain)                                     8            (2)
                                                    ----   ----   ----   ----
      Total                                         $  8           $(2)
Weighted-average assumptions as of December 31:
   Weighted-average discount rate                   5.75%  6.00%  5.75%  6.00%
   Expected return on plan assets                   8.00%  8.25%    --     --
Rate of increase in compensation                    4.00%  4.00%  4.00%  4.00%

LNC uses December 31 as the measurement date for our pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12.0% for 2006. It further assumes the rate will gradually decrease to 5.0% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                            ONE-        ONE-
                                                         PERCENTAGE  PERCENTAGE
                                                            POINT       POINT
                                                          INCREASE    DECREASE
                                                         ----------  ----------
                                                              (IN MILLIONS)
                                                         ----------------------
Effect on accumulated postretirement benefit obligation      $ 1        $(1)
Effect on total service and interest cost components         ---        ---

     Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                 2006     2005
                                 ----     ----
                                 (IN MILLIONS)
                                 -------------
U.S. PLAN:
Accumulated benefit obligation    $1       $1
Projected benefit obligation       1        1
Fair value of plan assets         --       --

COMPONENTS OF NET PERIODIC PENSION COST

The components of net defined benefit pension plan and postretirement benefit plan expense are as follows:

                                                                       OTHER
                                                                  POSTRETIREMENT
                                            PENSION BENEFITS         BENEFITS
                                           ------------------   ------------------
                                           2006   2005   2004   2006   2005   2004
                                           ----   ----   ----   ----   ----   ----
                                                         (IN MILLIONS)
                                           ---------------------------------------
U.S. PLANS:
Service cost                               $ 18   $ 17   $ 17    $ 1    $ 2    $ 2
Interest cost                                29     29     28      5      5      5
Expected return on plan assets              (38)   (38)   (35)    --     --     --
Amortization of prior service cost           (2)    (2)    (2)    --     --     --
Recognized net actuarial (gains) losses       4      2      1      1     --     (1)
Recognized actuarial loss due to special
   termination benefits                       2     --     --     --     --     --
                                           ----   ----   ----    ---    ---    ---
Net periodic benefit expense               $ 13   $  8   $  9    $ 7    $ 7    $ 6
                                           ====   ====   ====    ===    ===    ===

We maintain a defined contribution plan for our U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3 million each in 2006, 2005 and 2004. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

PLAN ASSETS

Defined benefit pension plan assets allocations at December 31, 2006 and 2005, by asset category are as follows:

                              2006   2005
                              ----   ----
ASSET CATEGORY
U.S. PLANS:
Equity securities               60%    64%
Fixed income securities         40%    34%
Real Estate                     --      1%
Cash and cash equivalents       --      1%
                               ---    ---
   Total                       100%   100%
                               ===    ===

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                                 WEIGHTING RANGE
                                                                 ---------------
ASSET CATEGORY
Cash                                                                       0-20%
Guaranteed Products                                                        0-20%
Fixed Income                                                              20-80%
   Long-term                                                      0-10%
   High-Yield                                                     0-10%
   International/Emerging Markets*                                0-10%
Real Estate                                                                0-20%
Equities                                                                  20-80%
   Small-cap                                                      0-20%
   International                                                  0-20%
   Emerging Markets*                                              0-10%
Other                                                                      0-20%
Total International**                                                      0-25%

----------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.

*    Currency exposure can be hedged up to 100%

**   International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

PLAN CASH FLOWS

The Company does not expect to make a contribution to the defined benefit pension plans in 2007. The Company expects to fund approximately the following amounts for benefit payments for unfunded non-qualified defined benefit plans and postretirement benefit plans:

                           US POST RETIREMENT PLANS
             --------------------------------------------------
             NON-QUALIFIED                               NOT
              U.S. DEFINED   REFLECTING              REFLECTING
                BENEFIT       MEDICARE    MEDICARE    MEDICARE
                PENSION        PART D      PART D      PART D
                 PLANS         SUBSIDY     SUBSIDY     SUBSIDY
             -------------   ----------   --------   ----------
                                (IN MILLIONS)
             --------------------------------------------------
Year
2007               $ 3           $ 5         $(1)       $ 6
2008                 3             5          (1)         6
2009                 3             5          (1)         6
2010                 4             5          (1)         6
2011                 4             5          (1)         6
Thereafter          25            28          (4)        32

JPL DEFINED BENEFIT PLAN

JPL sponsors a non-contributory defined benefit pension plan covering full-time agents. No participants are accruing defined benefits under the plan. All participants with a defined benefit are vested and are either in pay status or have a frozen accrued benefit. Information for the Company's agent pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                      2006
                                                      ----
Change in projected benefit obligation:
Projected benefit obligation at beginning of period    $29
Interest cost                                            1
Actuarial loss                                          --
Benefits paid                                           (2)
                                                       ---
   Projected benefit obligation at end of period       $28
                                                       ===
Change in plan assets:                                  39
Fair value of assets at beginning of period              4
Actual return on plan assets                            --
Transfer out and expense                                (2)
                                                       ---
   Benefits paid                                       $41
                                                       ===
Fair value of assets at end of period
Funded status of the plan                              $14
Unamortized prior service cost                          --
Unrecognized net loss                                   (2)
                                                       ---
   Net amount recognized                               $12
                                                       ===

The accumulated benefit obligation for JPL's defined benefit pension plan was $28 at December 31, 2006.

JPL uses a December 31 measurement date for its pension and post-retirement plans. Because no employees are accruing defined benefits under the pension plan, past service costs and unrecognized gains and losses are amortized over the average remaining life expectancy of plan participants.

COMPONENTS OF NET PERIODIC BENEFIT COST

                                                      2006
                                                      ----
Interest cost                                           1
Expected return on plan assets                         (2)
Amortization of prior service cost                     --
                                                      ---
   Net periodic benefit benefit                        (1)
                                                      ===

ASSUMPTIONS

                                                      2006
                                                      ----
Weighted-average assumptions used to determine
benefit obligations at December 31:
   Discount rate                                      5.75%
Weighted-average assumptions used to determine
net cost for years ended December 31:
   Discount rate                                      5.69%
   Expected return on plan assets                     8.00%

The assumption for long-term rate of return on assets is derived from historical returns on investments of the types in which pension assets are invested. A range of assumptions for long-term rate of return is projected for benchmarks representing each asset class. The upper and lower range limits are based on optimistic and pessimistic assumptions, respectively, and reflect historical returns that are adjusted to reflect factors that might cause future experience to differ from the past, differences between the benchmarks and the plan's assets, and the effects of asset smoothing. The adjusted rates of return are weighted by target allocations for each asset class to derive limits for a range of overall long-term gross rates of return. Within this range, one rate of return is selected as the best estimate. From that rate JPL subtracts an estimate of expenses, and the result is the basis for the assumed long-term rate of return on assets.

The assumption for discount rate is based upon an evaluation of specific plan attributes using cash flow analysis. The weighted average duration of the projected cash flows for the plans was used to select an appropriate AA-rated bond interest rate for disclosure at year end 2006.

PLAN ASSETS.

JPL's pension plan weighted-average asset allocation by asset category was as follows based on fair value:

                                                      2006
                                                      ----
ASSET CATEGORY
Equity securities                                       75%
Debt securities                                         25%
                                                       ---
   Total                                               100%
                                                       ===

The overall investment objective of the plan is to meet or exceed the actuarial assumptions. The plan is assumed to exist in perpetuity; therefore, the investment portfolio is managed to provide stable and growing income, as well as to achieve growth in principal equal to the rate of inflation. Allocation of plan assets is reviewed at least annually. Investment guidelines are: equity securities, a range of 35% to 75% of the total portfolio's value, with no more than 20% of the total equity exposure in non-U.S. equities; fixed income, a range of 25% to 65% of the total portfolio's value; cash, up to 5% of the portfolio's value. The portfolio may be invested in individual securities, mutual funds or co-mingled funds of various kinds. In order to achieve a prudent level of portfolio diversification, the securities of any one company or issuer, other than the U.S. Treasury, should not exceed 5% of the portfolio's value and no more than 20% of the fund should be invested in any one industry. Without specific written instructions from the Plan Administrator, the plan will not be invested in short sales of individual securities, put or call options on individual securities or commodities, or commodity futures.

PLAN CASH FLOWS.

JPL is not expected to make a contribution to the pension plan during 2007. The expected benefit payments for JPL's pension plan for the years indicated are as follows:

2007                $ 3
2008                  3
2009                  3
2010                  3
2011                  3
2012 through 2016    11

APPLICATION OF SFAS 158

As discussed in Note 2, the Company applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on our Supplemental Consolidated Balance Sheet at December 31, 2006 is as follows:

                              BEFORE                     AFTER
                           APPLICATION    SFAS 158    APPLICATION
                           OF SFAS 158   ADJUSTMENT   OF SFAS 158
                           -----------   ----------   -----------
                                         (IN MILLIONS)
                           --------------------------------------
Other assets                 $  1,650        $38       $  1,688
Total assets                  148,846         38        148,884
Other Liabilities               3,278         34          3,312
Total Liabilities             139,304         34        139,338
Accumulated other
   comprehensive income           371          4            375
Total shareholder's
   equity                       9,542          4          9,546

401(k).

LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $22 million, $25 million, and $25 million in 2006, 2005 and 2004, respectively.

DEFERRED COMPENSATION PLANS.

LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $17 million, $11 million, and $7 million in 2006, 2005 and 2004, respectively. These expenses reflect both our employer matching contributions of $4 million, $3 million and $2 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $13 million, $8 million and $5 million for 2006, 2005 and 2004, respectively.

Our total liabilities associated with these plans were $158 million and $138 million at December 31, 2006 and 2005, respectively.

8. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black-Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement.

Total pre-tax compensation expense (income) for stock-based awards to employees of the company is as follows:

                          2006   2005   2004
                          ----   ----   ----
                             (IN MILLIONS)
                          ------------------
Stock options              $ 3    $--    $ 1
Shares                      19     13     11
Cash awards                  1      1      1
SARs                        (1)     2      4
Restricted stock             1      1      1
                           ---    ---    ---
Total                      $23    $17    $18
                           ===    ===    ===
Recognized tax benefit     $ 8    $ 6    $ 6

The compensation cost is included in the underwriting, acquisition, insurance, and other expenses line item on the Company's Supplemental Consolidated Statements of Income.

9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

STATUTORY INFORMATION AND RESTRICTIONS -- LNL

Net income as determined in accordance with statutory accounting practices for LNL was $229 million, $544 million and $310 million for 2006, 2005 and 2004, respectively. Statutory surplus as determined in accordance with statutory accounting practices for LNL was $3.0 billion and $3.2 billion for December 31, 2006 and 2005, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect LNL's reported statutory surplus. LNL utilizes the Indiana universal life method to calculate reserves for universal life policies, which increased statutory surplus by $227 million and $210 million at December 31, 2006 and 2005, respectively. LNL also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $14 million and $15 million at December 31, 2006 and 2005, respectively.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

LNL paid dividends of $350 million, $200 million and $150 million to LNC during 2006, 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of $301 million in 2007 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2007 will be constrained as a result of our status in New York.

STATUTORY INFORMATION AND RESTRICTIONS -- JPL AND JPLA

Net loss as determined in accordance with statutory accounting practices for JPL and JPLA for the nine months ending December 31, 2006 was $114 million and $26 million, respectively. Statutory surplus as determined in accordance with statutory accounting practices for JPL and JPLA was $773 million and $69 million for December 31, 2006, respectively.

JPL prepares financial statements on the basis of SAP prescribed or permitted by the North Carolina Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of its statutory financial statements.

The General Statues of North Carolina require JPL to maintain capital of $1.2 million and minimum unassigned surplus of $.3 million. Additionally, North Carolina limits the amount of dividends that the Company and its insurance subsidiary may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. JPL paid dividends of $2 million to LNC during 2006. JPL expects that we could pay dividends of $77 million in 2007 without prior approval from North Carolina.

JPLA prepares financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory financial statements.

The New Jersey statutes require the Company to maintain minimum capital of $1.5 million and minimum unassigned surplus of $6.1 million. Additionally, the New Jersey statutes limit the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Payments of dividends to the stockholder generally are restricted to the greater of 10% of policyholders' surplus of the previous year or the previous year's net income. JPL expects that we could pay dividends of $7 million in 2007 without prior approval from the New Jersey Commissioner of Banking and Insurance.

REINSURANCE CONTINGENCIES

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Swiss Re Life & Health America, Inc. ("Swiss Re") represents our largest reinsurance exposure. In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Supplemental Consolidated Balance Sheets in accordance with the requirements of SFAS 113. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2006 and 2005 we amortized $49 million after-tax ($76 million pre-tax) per year and in 2004 we amortized $57 million after-tax ($87 million pre-tax) of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, we adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9 million after-tax.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2006 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2006 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Supplemental Consolidated Balance Sheets with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $3.8 billion at December 31, 2006, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.9 billion at December 31, 2006, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivative liabilities at December 31, 2006 included $1.8 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

MARKETING AND COMPLIANCE ISSUES

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, National Association of Securities Dealers ("NASD"), and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, certain of these inquiries. We continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. Our management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

LEASES

Significant leases include the lease for our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining options for extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases in 2006, 2005 and 2004 was $47 million, $55 million and $55 million, respectively. Future minimum rental commitments are as follows (in millions):

      2007-$45
      2008-$40
      2009-$28
      2010-$17
      2011-$13
Thereafter-$40

In addition, the Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

INSURANCE CEDED AND ASSUMED

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy is to retain no more than $5 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At December 31, 2006, the reserves associated with these reinsurance arrangements totaled $1.8 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see
Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

VULNERABILITY FROM CONCENTRATIONS

At December 31, 2006, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2006, 31% of such mortgages, or $1.9 billion, involved properties located in California, Pennsylvania and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $28 million. Also at December 31, 2006, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 49%, 48% and 45% of Individual Markets Annuities deposits in 2006, 2005 and 2004, respectively and represented approximately 67% of our total Individual Markets Annuities variable annuity product account values at December 31, 2006, 2005 and 2004. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets Individual Annuity segment include American Fund Insurance SeriesSM ("AFIS") funds. For the Individual Markets Individual Annuity segment, AFIS funds accounted for 60%, 57% and 56% of variable annuity product deposits in 2006, 2005 and 2004 respectively and represented 57%, 52% and 51% of the segment's total variable annuity product account values at December 31, 2006, 2005 and 2004, respectively.

OTHER CONTINGENCY MATTERS

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $3 million and $4 million at December 31, 2006 and 2005, respectively, whose contractual amounts represent credit exposure.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As a result of our merger with JPL, we now distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500(R) index call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to policyholders' within insurance benefits. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. Interest credited was decreased by $59 million in 2006 for the changes in the fair value of these liabilities. The notional amounts of policyholder fund balances allocated to the equity-index options were $2.4 billion at December 31, 2006.

By using derivative instruments, we are exposed to credit risk (our counterparty fails to make payment) and market risk (the value of the instrument falls and we are required to make a payment). When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes us and, therefore, creates a credit risk for us equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is negative, this generally indicates we owe the counterparty and therefore we have no credit risk, but have been affected by market risk. We minimize the credit risk in derivative instruments by entering into transactions with high quality counterparties with minimum credit ratings that are reviewed regularly by us, by limiting the amount of credit exposure to any one counterparty, and by requiring certain counterparties to post collateral if our credit risk exceeds certain limits. We also maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We do not believe that the credit or market risks associated with derivative instruments are material to any insurance subsidiary or the Company.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                     ASSETS (LIABILITIES)
                                                   NOTIONAL OR CONTRACT AMOUNTS   CARRYING VALUE/FAIR VALUE
                                                   ----------------------------   -------------------------
                                                           2006     2005                 2006    2005
                                                          ------   ------               -----   -----
                                                                        (IN MILLIONS)
                                                   --------------------------------------------------------
Interest rate derivative instruments:
   Interest rate cap agreements                           $5,950   $5,450               $   3   $   5
   Interest rate swap agreements                           1,064      462                   9       9
                                                          ------   ------               -----   -----
      Total interest rate derivative instruments           7,014    5,912                  12      14
                                                          ======   ======               =====   =====
Foreign currency derivative instruments:
   Foreign currency swaps                                     86       58                  (7)     (5)
Credit derivative instruments:
   Credit default swaps                                       20       20                  --      --
Equity indexed derivative instruments:
   Call options (based on LNC stock)                           1        1                  22      17
   Call options (based on SPX Index)                       2,357       --                 185      --
   Embedded derivatives per SFAS 133                          --       --                (138)   (268)
                                                          ------   ------               -----   -----
      Total derivative instruments *                      $9,478   $5,991               $  74   $(242)
                                                          ======   ======               =====   =====

----------
* Total derivative instruments for 2006 are composed of an asset of $240 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability on the Supplemental Consolidated Balance Sheet. Total derivative instruments for 2005 are composed of an asset of $41 and liabilities of $6 million and $278 million on the Supplemental Consolidated Balance Sheet in derivative instruments, insurance policy and claim reserves and reinsurance related derivative liability, respectively.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                INTEREST RATE     INTEREST RATE    FOREIGN CURRENCY
                                CAP AGREEMENTS   SWAP AGREEMENTS    SWAP AGREEMENTS
                               ----------------------------------------------------
                                2006     2005      2006    2005       2006   2005
                               ------   ------    ------   ----       ----   ----
                                                   (IN MILLIONS)
                               ----------------------------------------------------
Balance at beginning of year   $5,450   $4,000    $  462   $446        $58   $ 42
New contracts                     750    1,450       634     36         30     30
Terminations and maturities      (250)      --       (32)   (20)        (2)   (14)
                               ------   ------    ------   ----        ---   ----
   Balance at end of year      $5,950   $5,450    $1,064   $462        $86   $ 58
                               ======   ======    ======   ====        ===   ====

                                                          CALL OPTIONS           CALL OPTIONS
                               CREDIT DEFAULT SWAPS   (BASED ON LNC STOCK)   (BASED ON SPX INDEX)
                               ------------------------------------------------------------------
                                    2006   2005             2006   2005           2006    2005
                                    ----   ----             ----   ----         -------   ----
                                                          (IN MILLIONS)
                               ------------------------------------------------------------------
Balance at beginning of year         $20    $13              $ 1    $ 1         $    --    $--
New contracts                         10     20               --     --           3,377     --
Terminations and maturities          (10)   (13)              --     --          (1,020)    --
                                     ---    ---              ---    ---         -------    ---
   Balance at end of year            $20    $20              $ 1    $ 1         $ 2,357    $--
                                     ===    ===              ===    ===         =======    ===

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2006, 2005 and 2004, we recognized after tax after-DAC net losses of $1 million, less than $1 million and $7 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the years ended December 31, 2006, 2005 and 2004, we recognized after-tax after-DAC losses of $16 million, $7 million and $10 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

DERIVATIVE INSTRUMENTS DESIGNATED IN CASH FLOW HEDGES

INTEREST RATE SWAP AGREEMENTS.

We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income.

Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The open positions at December 31, 2006, expire in 2007 through 2026.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2006, there were no interest rate swaps hedging forecasted asset purchases.

FOREIGN CURRENCY SWAPS.

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2014 through 2016.

CALL OPTIONS ON LNC STOCK.

We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time as the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in net income during the period of change (reported as realized gain (loss) on investments in the Supplemental Consolidated Statements of Income except where otherwise noted below).

FORWARD STARTING INTEREST RATE SWAP AGREEMENTS.

We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in return, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain (loss) on investments and derivative instruments. As of December 31, 2006, there were no forward starting interest rate swap agreements.

INTEREST RATE CAP AGREEMENTS.

The interest rate cap agreements, which expire in 2007 through 2011, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

SWAPTIONS.

Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2006, there were no outstanding swaptions.

CREDIT DEFAULT SWAPS.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2006, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2006, we had credit swaps with a notional amount of $20 million, which expire in 2010.

CALL OPTIONS ON LNC STOCK.

As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN DEFERRED COMPENSATION PLAN.

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN MODIFIED COINSURANCE AGREEMENTS WITH FUNDS WITHHELD ARRANGEMENTS.

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

DERIVATIVE INSTRUMENT EMBEDDED IN VARIABLE ANNUITY PRODUCTS.

We have certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Supplemental Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS EMBEDDED IN AVAILABLE-FOR-SALE SECURITIES.

We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2006 are not discussed in this disclosure.

ADDITIONAL DERIVATIVE INFORMATION.

Income other than realized gains and losses for the agreements and contracts described above amounted to $77 million, $14 million and $26 million in 2006, 2005 and 2004, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2006, the exposure was $176 million.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES -- AVAILABLE-FOR-SALE, HELD-TO-MATURITY AND TRADING SECURITIES.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or;
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS.

The fair value of policy loans outstanding has been estimated using a current risk-free interest rate applied to expect future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

DERIVATIVE INSTRUMENTS.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS, AND CASH AND INVESTED CASH.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

INVESTMENT TYPE INSURANCE CONTRACTS.

The balance sheet captions, "Insurance Policy and Claims Reserves" and "Investment Contractholder and Policyholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Investment Contractholder and Policyholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. We and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM AND LONG-TERM DEBT.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

GUARANTEES.

Our guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS.

Assets held in separate accounts are reported at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                                                         2006                  2005
                                                                 -------------------   --------------------
                                                                 CARRYING     FAIR     CARRYING      FAIR
                                                                   VALUE      VALUE      VALUE      VALUE
                                                                 --------   --------   --------   ---------
                                                                                 (IN MILLIONS)
                                                                 ------------------------------------------
Assets (liabilities):
Securities available-for-sale
   Fixed maturies                                                $ 46,331   $ 46,331   $ 32,245   $ 32,245
   Equity                                                             205        205        101        101
Trading securities                                                  2,820      2,820      2,985      2,985
Mortgage loans on real estate                                       6,024      6,187      3,662      3,859
Policy loans                                                        2,209      2,385      1,858      2,003
Derivative instruments *                                               74         74       (243)      (243)
Other investments                                                     808        808        423        423
Cash and invested cash                                              1,676      1,676      1,962      1,962
Investment type insurance contracts:                                   --         --
   Deposit contracts and certain guaranteed interest contracts    (27,422)   (27,392)   (21,270)   (21,273)
   Remaining guaranteed interest and similar contracts                (12)       (12)       (13)       (13)
Short-term debt                                                       (21)       (21)       (34)       (34)
Long-term debt                                                     (1,390)    (1,345)    (1,250)    (1,324)
Guarantees                                                             --         --         --         --
Investment commitments                                                 --       (208)        --         --

----------
* Total derivative instruments for 2006 are composed of an asset of $240 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

As of December 31, 2006 and 2005, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $780 million and $383 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

11. SEGMENT INFORMATION

In the quarter ended June 30, 2006, LNC completed its merger with Jefferson-Pilot and changed its management organization. LNC also realigned its reporting segments, which included those of LNL to reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. As a result of these changes, we provide products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets, and report results through three business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Various insurance and investment products are currently marketed to individuals and businesses in the United States. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through two segments, Retirement Products and Group Protection. The Employer Markets business provides its products through the Retirement Products segment, which consists of its Defined Contribution business. Employer Markets provides employer-sponsored variable and fixed annuities, mutual-fund based programs in the 401(k), 403(b), and 457 marketplaces and corporate/bank owned life insurance. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans.

We also have Other Operations which includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus in our insurance subsidiaries that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses) and the historical results of the former reinsurance segment, which was sold to Swiss Re Life & Health America Inc. ("Swiss Re") in the fourth quarter of 2001, along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re.

Financial data by segment is as follows:

                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                   (IN MILLIONS)
                                                             ------------------------
REVENUE:
Segment Operating
   Revenue:
   Individual Markets:
      Individual Annuities                                   $1,849   $1,309   $1,278
      Life Insurance                                          2,611    1,840    1,847
                                                             ------   ------   ------
      Individual Markets Total                                4,460    3,149    3,125
                                                             ------   ------   ------
   Employer Markets:
      Retirement Products                                     1,290    1,168    1,125
      Group Protection                                           22       --       --
                                                             ------   ------   ------
      Employer Markets Total                                  1,312    1,168    1,125
                                                             ------   ------   ------
   Other Operations                                             445      309      621
   Consolidating adjustments                                   (164)      --     (354)
   Net realized investment results(1)                            (2)     (16)     (45)
   Reserve development net of related amortization
      on business sold  through reinsurance                       1        1        1
                                                             ------   ------   ------
      Total                                                  $6,052   $4,611   $4,473
                                                             ------   ------   ------
NET INCOME:
Segment net income:
   Individual Markets:
      Individual Annuities                                   $  317   $  197   $  169
      Life Insurance                                            386      238      252
                                                             ------   ------   ------
      Individual Markets Total                                  703      435      421
                                                             ------   ------   ------
   Employer Markets:
      Retirement Products                                       239      206      181
      Group Protection                                            5       --       --
                                                             ------   ------   ------
      Employer Markets Total                                    244      206      181
                                                             ------   ------   ------
   Other Operations                                              10       12        9
   Net realized investment results(2)                            (1)     (10)     (29)
   Reserve development net of related amortization
      on business sold through reinsurance                        1        1        1
                                                             ------   ------   ------
   Income before cumulative effect of accounting changes        957      644      583
   Cumulative effect of  accounting changes                      --       --      (26)
                                                             ------   ------   ------
Net Income                                                   $  957   $  644   $  557
                                                             ------   ------   ------

----------
(1) Includes realized losses on investments of $6 million, $20 million and $47 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, $(1) million and $(12) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $4 million, $5 million and $(1) million in 2006, 2005 and 2004, respectively; and gain on sale of subsidiaries/businesses of $14 million for 2004.

(2) Includes realized losses on investments of $4 million $13 million and $21 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, less than $(1) million and $(7) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $2 million, $3 million and $(1) million for 2006, 2005 and 2004, respectively.

                                                   2006       2005
                                                 --------   --------
                                                    (IN MILLIONS)
                                                 -------------------
ASSETS:
   Annuities                                     $ 68,530   $ 48,250
   Life Insurance                                  34,006     21,795
   Retirement Products                             35,901     33,478
   Group Protection                                   160         --
   Other Operations                                 8,355      6,649
   Consolidating adjustments                        1,932      3,882
Total                                            $148,884   $114,054

12. SHAREHOLDER'S EQUITY

All authorized and issued shares of LNL, JPL and JPLA, issues are owned by LNC.

Details underlying the supplemental consolidated balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                     2006      2005
                                                   -------   -------
                                                     (IN MILLIONS)
                                                   -----------------
Fair value of securities
   available-for-sale                              $46,536   $32,346
Cost of securities
   available-for-sale                               45,752    31,362
                                                   -------   -------
Unrealized gain                                        784       984
Adjustments to deferred acquisition
   costs and value of business acquired               (211)     (266)
Amounts required to satisfy
   policyholder commitments                            (20)      (31)
Foreign currency exchange rate
   adjustment                                           28        16
Deferred income taxes                                 (201)     (251)
                                                   -------   -------
Net unrealized gain on securities
   available-for-sale                              $   380   $   452
                                                   =======   =======

Adjustments to DAC and amounts required to satisfy policyholder commitments are netted against the DAC asset line and included within the insurance policy and claim reserve line on the Supplemental Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Supplemental Consolidated Statements of Shareholder's Equity are as follows:

                                                 2006    2005   2004
                                                 ----   -----   ----
                                                    (IN MILLIONS)
                                                 -------------------
Unrealized gains (losses) on
   securities available-for-sale
   arising during the year                       $(91)  $(479)  $116
Less: Reclassification adjustment
   for gains on disposals of prior
   year inventory included in net income (1)       67      39     82
Less: Federal income tax expense
   (benefit) on reclassification                  (86)   (189)    11
                                                 ----   -----   ----
Net change in unrealized gain on
   securities available-for-sale, net
   of reclassifications and federal
   income tax expense                            $(72)  $(329)  $ 23
                                                 ====   =====   ====

----------
(1) The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Supplemental Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $3 million, $5 million and $3 million for 2006, 2005 and 2004, respectively, and net of adjustments to DAC of less than $1 million, $(7) million and $(8) million for 2006, 2005 and 2004, respectively.

13. RESTRUCTURING CHARGES

The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Supplemental Consolidated Statements of Income in the year incurred and are included in the Other Operations segment.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

The following details LNL's restructuring charges associated with this integration plan:

                                                       TOTAL
                                                 ----------------
                                                   (IN MILLIONS)
                                                 ----------------
Amounts incurred in 2006
   Employee severance and termination benefits          $12
   Abandoned office space                                 1
                                                        ---
Total 2006 restructuring charges                         13
Amounts expended in 2006                                 (6)
                                                        ---
Restructuring reserve at December 31, 2006              $ 7
                                                        ===
Additional amounts expended that do not
qualify as restructuring charges                        $14
Expected completion date                         4th Quarter 2009

2005 RESTRUCTURING PLAN

During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $7 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4 million and rent on abandoned office space of $3 million. The remaining reserves totaled $1 million at December 31, 2006. The plan was completed by year end 2006, except for lease payments on vacated space which run through 2008.

2003 RESTRUCTURING PLANS

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities.

The total pre-tax restructuring charges recorded in 2005 and 2004 were $23 million and $20 million, respectively. Pre-tax amounts reversed in restructuring charges in 2006 and 2004 were $1 million in each year. Additional pre-tax amounts expended that do not qualify as restructuring charges in 2005 and 2004 were $7 million and $15 million, respectively. These plans were completed in 2006.

14. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2006 and 2005 include our participation in a cash management agreement with LNC of $389 million and $227 million, respectively. Related investment income was $14 million, $6 million and $3 million in 2006, 2005 and 2004, respectively. Short-term debt represents notes payable to LNC of $21 million and $34 million at December 31, 2006 and 2005, respectively. Total interest expense for this short-term debt was $1 million per year in 2006, 2005 and 2004. As shown in Note 5, LNC supplied funding to us totaling $1.390 billion in 2006 and $1.250 billion in 2005, in exchange for notes. The interest expense on these notes was $78 million per year in 2006, 2005 and 2004.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $36 million, $41 million, and $32 million from DMH for transfer pricing in 2006, 2005, and 2004. We also received fees of $4 million in 2006, from the Jefferson-Pilot Companies, for distributing Variable Universal Life products.

We paid fees of $57 million, $72 million and $79 million to DMH for investment management services in 2006, 2005 and 2004, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $59 million, $122 million and $101 million in 2006, 2005 and 2004, respectively.

We cede and accept reinsurance from affiliated companies. As discussed in Note 6, we cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. As of December 31, 2006, 2005 and 2004, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Supplemental Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                                   2006    2005    2004
                                                  -----   -----   -----
                                                      (IN MILLIONS)
                                                  ---------------------
Insurance assumed                                 $  25   $  --   $  --
Insurance ceded                                    (238)   (219)   (116)
                                                  -----   -----   -----
Net reinsurance premiums and fees                 $(213)  $(219)  $(116)
                                                  =====   =====   =====

The Supplemental Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                        2006     2005
                                                       ------   ------
                                                        (IN MILLIONS)
                                                       ---------------
Future policy benefits and claims assumed              $  141   $    3
Future policy benefits and claims ceded                   951    1,052
Amounts recoverable from reinsurers on
   paid and unpaid losses                                  16       16
Reinsurance payable on paid losses                         11        3
Funds held under reinsurance treaties-net liability       702      718

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1,153 million and $751 million at December 31, 2006 and 2005, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

The Company has entered into service agreements with the Parent and other subsidiaries of the Parent for personnel and facilities usage, general management services and investment management services. The Company was reimbursed $199 million in for general management and investment services provided by the Company, of which $46 million remained receivable as of December 31, 2006, related to these agreements. The Company also made various disbursements to its affiliates, of which $8 million remained payable as of December 31, 2006. These balances are included in other assets on the Supplemental Consolidated Balance Sheets.

The Company owns the following securities of Jefferson-Pilot affiliates. Amounts are reflected at the carrying amounts in the Supplemental Consolidated Balance Sheets as of December 31.

                                                            2006   2005
                                                            ----   ----
Lincoln Financial Media Company
   (affiliate) Senior Promissory Notes
   due 2005 through 2013, interest
   ranging from 4.2% to 7.7%                                 $12    $16
Lincoln National Corporation (Parent)
   Senior Notes Series due 2008
   interest 4.6%                                              92     92
Lincoln National Corporation Senior
   Promissory Notes due 2007, interest
   rate of 5.25%                                               6     --

The Company recognized interest income totaling $4 million as of December 31, 2006.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity contracts. The amount paid is based on sales during the period and contracts in force. The Company recorded expenses of less than $1 million at December 31, 2006 related to this agreement.

During 1999, JPLA paid an affiliate, Jefferson Pilot Financial Life Insurance Company (JPFIC) $100 million in premiums for a company owned life insurance policy on certain of its employees. At December 31, 2006, the cash surrender value of this policy totaled approximately $148 million.

The Company has entered into service agreements with JPL and certain of its affiliates for personnel and facilities usage, general management services, and investment management services. The Company expensed, prior to deferrals, $17 million as of December 31, 2006 for general management and investment services provided by JPL. At December 31, 2006, the Company had $5 million payable to JPL related to these service contracts. These balances are included in other assets on the Supplemental Consolidated Balance Sheets.

Report of Independent Registered Public Accounting Firm

The Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying supplemental consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2006 and 2005, and the related supplemental consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These supplemental financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these supplemental financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The supplemental consolidated financial statements give retroactive effect to the merger of the Company with Jefferson-Pilot Life Insurance Company ("JPL"), which occurred on April 2, 2007, and which has been accounted for in a manner similar to a pooling-of-interests as described in Note 1 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated acquisition accounted for by the pooling-of-interests method in the financial statements that do not include the date of consummation. These supplemental financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of The Lincoln National Life Insurance Company after financial statements covering the date of consummation of the merger are issued.

In our opinion, the supplemental financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles applicable after financial statements are issued for a period which includes the date of the consummation of the business combination.

As discussed in Note 2 to the supplemental consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other postretirement plans. Also, as discussed in Note 2 to the supplemental consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2007

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                                                                       GUARANTEE
                                                             CONTRACT                    CONTRACT       CHARGES
                                                            PURCHASES                   REDEMPTIONS    PAYABLE TO
                                                            DUE FROM                     DUE TO THE   THE LINCOLN
                                                           THE LINCOLN                    LINCOLN       NATIONAL
                                                          NATIONAL LIFE                NATIONAL LIFE      LIFE
                                                            INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                                   INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY       COMPANY     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation             $ 13,755,699     $    --     $ 13,755,699     $  2,070       $  907    $ 13,752,722
American Funds Bond                            2,222,204       2,992        2,225,196           --          146       2,225,050
American Funds Cash Management                 2,598,132          --        2,598,132           --          171       2,597,961
American Funds Global Growth                   6,448,080         525        6,448,605           --          424       6,448,181
American Funds Global Small Capitalization    14,675,993          --       14,675,993          200          967      14,674,826
American Funds Growth                        118,252,592          --      118,252,592      123,353        7,810     118,121,429
American Funds Growth-Income                  63,086,597          --       63,086,597      101,913        4,164      62,980,520
American Funds High-Income Bond                9,616,387          --        9,616,387       92,905          632       9,522,850
American Funds International                  48,422,747      10,572       48,433,319           --        3,180      48,430,139
American Funds U.S. Government/
   AAA-Rated Securities                        5,132,059          --        5,132,059          802          337       5,130,920
Lincoln VIPT Growth and Income                20,294,465          --       20,294,465        9,138        1,342      20,283,985
Lincoln VIPT Special Opportunities            31,789,417         681       31,790,098           --        2,102      31,787,996

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006

                                                         DIVIDENDS
                                                           FROM       MORTALITY AND         NET
                                                        INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                                INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
   American Funds Asset Allocation                      $  257,820     $ (98,168)        $ 159,652
   American Funds Bond                                      95,797       (19,732)           76,065
   American Funds Cash Management                           27,590       (27,488)              102
   American Funds Global Growth                             26,360       (36,572)          (10,212)
   American Funds Global Small Capitalization                   --       (64,999)          (64,999)
   American Funds Growth                                   401,965      (893,229)         (491,264)
   American Funds Growth-Income                            657,556      (503,300)          154,256
   American Funds High-Income Bond                         676,984       (86,003)          590,981
   American Funds International                            522,655      (281,727)          240,928
   American Funds U.S. Government/AAA-Rated Securities     310,969       (53,613)          257,356
   Lincoln VIPT Growth and Income                          259,820      (161,246)           98,574
   Lincoln VIPT Special Opportunities                      295,436      (197,919)           97,517
YEAR ENDED DECEMBER 31, 2005
   American Funds Asset Allocation                      $  297,224     $ (99,226)        $ 197,998
   American Funds Bond                                      91,127       (18,732)           72,395
   American Funds Cash Management                           27,745       (21,693)            6,052
   American Funds Global Growth                             41,475       (39,742)            1,733
   American Funds Global Small Capitalization              111,146       (81,060)           30,086
   American Funds Growth                                 1,013,768      (912,404)          101,364
   American Funds Growth-Income                            913,789      (486,874)          426,915
   American Funds High-Income Bond                         630,411       (83,451)          546,960
   American Funds International                            658,247      (311,673)          346,574
   American Funds U.S. Government/AAA-Rated Securities     242,437       (49,531)          192,906
   Lincoln VIPT Growth and Income                          266,408      (163,943)          102,465
   Lincoln VIPT Special Opportunities                      341,948      (233,933)          108,015
YEAR ENDED DECEMBER 31, 2006
   American Funds Asset Allocation                      $  317,995     $(105,184)        $ 212,811
   American Funds Bond                                      80,730       (16,585)           64,145
   American Funds Cash Management                           60,480       (22,308)           38,172
   American Funds Global Growth                             56,606       (45,239)           11,367
   American Funds Global Small Capitalization               81,587      (107,218)          (25,631)
   American Funds Growth                                 1,160,418      (942,831)          217,587
   American Funds Growth-Income                          1,056,179      (485,617)          570,562
   American Funds High-Income Bond                         588,379       (76,358)          512,021
   American Funds International                            830,645      (361,942)          468,703
   American Funds U.S. Government/AAA-Rated Securities     211,327       (42,289)          169,038
   Lincoln VIPT Growth and Income                          242,081      (158,663)           83,418
   Lincoln VIPT Special Opportunities                      388,686      (245,192)          143,494

See accompanying notes.

                                                                          DIVIDENDS
                                                                            FROM           TOTAL
                                                         NET REALIZED   NET REALIZED   NET REALIZED
                                                          GAIN (LOSS)      GAIN ON      GAIN (LOSS)
SUBACCOUNT                                              ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS
----------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
   American Funds Asset Allocation                        $   67,154     $       --     $   67,154
   American Funds Bond                                        57,854             --         57,854
   American Funds Cash Management                            (23,576)            --        (23,576)
   American Funds Global Growth                              (16,168)            --        (16,168)
   American Funds Global Small Capitalization                101,878             --        101,878
   American Funds Growth                                     (86,544)            --        (86,544)
   American Funds Growth-Income                              548,151             --        548,151
   American Funds High-Income Bond                           (30,709)            --        (30,709)
   American Funds International                             (301,226)            --       (301,226)
   American Funds U.S. Government/AAA-Rated Securities        82,841             --         82,841
   Lincoln VIPT Growth and Income                           (360,174)            --       (360,174)
   Lincoln VIPT Special Opportunities                        448,948             --        448,948
YEAR ENDED DECEMBER 31, 2005
   American Funds Asset Allocation                        $  158,187     $       --     $  158,187
   American Funds Bond                                        54,974             --         54,974
   American Funds Cash Management                             16,053             --         16,053
   American Funds Global Growth                               63,644             --         63,644
   American Funds Global Small Capitalization                327,843             --        327,843
   American Funds Growth                                   1,520,618             --      1,520,618
   American Funds Growth-Income                            1,092,385        245,550      1,337,935
   American Funds High-Income Bond                           (17,569)            --        (17,569)
   American Funds International                              255,664             --        255,664
   American Funds U.S. Government/AAA-Rated Securities        26,042             --         26,042
   Lincoln VIPT Growth and Income                           (102,268)            --       (102,268)
   Lincoln VIPT Special Opportunities                      1,205,101        966,335      2,171,436
YEAR ENDED DECEMBER 31, 2006
   American Funds Asset Allocation                        $  266,434     $  169,354     $  435,788
   American Funds Bond                                        20,403             --         20,403
   American Funds Cash Management                             38,986             --         38,986
   American Funds Global Growth                              192,289             --        192,289
   American Funds Global Small Capitalization                581,662        683,858      1,265,520
   American Funds Growth                                   3,332,664        728,412      4,061,076
   American Funds Growth-Income                            1,351,665      1,430,832      2,782,497
   American Funds High-Income Bond                            (3,210)            --         (3,210)
   American Funds International                            1,025,145        410,548      1,435,693
   American Funds U.S. Government/AAA-Rated Securities        (6,953)            --         (6,953)
   Lincoln VIPT Growth and Income                             59,299             --         59,299
   Lincoln VIPT Special Opportunities                      1,207,388      1,111,114      2,318,502

                                                          NET CHANGE
                                                         IN UNREALIZED    NET INCREASE
                                                         APPRECIATION     IN NET ASSETS
                                                        OR DEPRECIATION     RESULTING
SUBACCOUNT                                              ON INVESTMENTS   FROM OPERATIONS
----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
   American Funds Asset Allocation                        $   661,961      $   888,767
   American Funds Bond                                        (13,742)         120,177
   American Funds Cash Management                              28,962            5,488
   American Funds Global Growth                               590,831          564,451
   American Funds Global Small Capitalization               1,451,339        1,488,218
   American Funds Growth                                   13,147,065       12,569,257
   American Funds Growth-Income                             5,061,728        5,764,135
   American Funds High-Income Bond                            355,709          915,981
   American Funds International                             6,208,547        6,148,249
   American Funds U.S. Government/AAA-Rated Securities       (150,986)         189,211
   Lincoln VIPT Growth and Income                           2,423,621        2,162,021
   Lincoln VIPT Special Opportunities                       4,482,976        5,029,441
YEAR ENDED DECEMBER 31, 2005
   American Funds Asset Allocation                        $   670,846      $ 1,027,031
   American Funds Bond                                       (111,637)          15,732
   American Funds Cash Management                              35,376           57,481
   American Funds Global Growth                               585,179          650,556
   American Funds Global Small Capitalization               1,950,875        2,308,804
   American Funds Growth                                   14,979,016       16,600,998
   American Funds Growth-Income                             1,226,150        2,991,000
   American Funds High-Income Bond                           (370,093)         159,298
   American Funds International                             6,957,960        7,560,198
   American Funds U.S. Government/AAA-Rated Securities       (106,616)         112,332
   Lincoln VIPT Growth and Income                             925,884          926,081
   Lincoln VIPT Special Opportunities                       1,783,637        4,063,088
YEAR ENDED DECEMBER 31, 2006
   American Funds Asset Allocation                        $ 1,078,932      $ 1,727,531
   American Funds Bond                                         49,612          134,160
   American Funds Cash Management                              32,177          109,335
   American Funds Global Growth                               845,829        1,049,485
   American Funds Global Small Capitalization               1,538,362        2,778,251
   American Funds Growth                                    6,543,482       10,822,145
   American Funds Growth-Income                             4,934,822        8,287,881
   American Funds High-Income Bond                            402,821          911,632
   American Funds International                             5,763,507        7,667,903
   American Funds U.S. Government/AAA-Rated Securities         (2,921)         159,164
   Lincoln VIPT Growth and Income                           2,012,207        2,154,924
   Lincoln VIPT Special Opportunities                       1,876,700        4,338,696

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2006



                                                 AMERICAN                    AMERICAN      AMERICAN
                                               FUNDS ASSET     AMERICAN     FUNDS CASH   FUNDS GLOBAL
                                                ALLOCATION    FUNDS BOND    MANAGEMENT      GROWTH
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                  $12,286,644   $ 2,748,160   $ 3,010,646   $ 4,514,790
Changes From Operations:
   - Net investment income (loss)                  159,652        76,065           102       (10,212)
   - Net realized gain (loss) on investments        67,154        57,854       (23,576)      (16,168)
   - Net change in unrealized appreciation
     or depreciation on investments                661,961       (13,742)       28,962       590,831
                                               -----------   -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      888,767       120,177         5,488       564,451
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                          1,368,489       458,585     7,010,539       766,667
   - Contract withdawals                        (2,097,050)   (1,002,202)   (7,677,379)     (913,094)
                                               -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (728,561)     (543,617)     (666,840)     (146,427)
                                               -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            160,206      (423,440)     (661,352)      418,024
                                               -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2004                 12,446,850     2,324,720     2,349,294     4,932,814
Changes From Operations:
   - Net investment income                         197,998        72,395         6,052         1,733
   - Net realized gain (loss) on investments       158,187        54,974        16,053        63,644
   - Net change in unrealized appreciation
     or depreciation on investments                670,846      (111,637)       35,376       585,179
                                               -----------   -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                    1,027,031        15,732        57,481       650,556
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                          1,412,189     1,011,490     3,370,051     1,027,447
   - Contract withdawals                        (2,128,564)   (1,372,885)   (3,284,645)   (1,117,856)
                                               -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (716,375)     (361,395)       85,406       (90,409)
                                               -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            310,656      (345,663)      142,887       560,147
                                               -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2005                 12,757,506     1,979,057     2,492,181     5,492,961
Changes From Operations:
   - Net investment income (loss)                  212,811        64,145        38,172        11,367
   - Net realized gain (loss) on investments       435,788        20,403        38,986       192,289
   - Net change in unrealized appreciation
     or depreciation on investments              1,078,932        49,612        32,177       845,829
                                               -----------   -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                    1,727,531       134,160       109,335     1,049,485
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                          1,420,533       646,549     2,546,880     1,232,265
   - Contract withdawals                        (2,152,848)     (534,716)   (2,550,435)   (1,326,530)
                                               -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (732,315)      111,833        (3,555)      (94,265)
                                               -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            995,216       245,993       105,780       955,220
                                               -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                $13,752,722   $ 2,225,050   $ 2,597,961   $ 6,448,181
                                               ===========   ===========   ===========   ===========

See accompanying notes.


                                                                                                 AMERICAN
                                               AMERICAN FUNDS     AMERICAN        AMERICAN        FUNDS
                                                GLOBAL SMALL        FUNDS          FUNDS       HIGH-INCOME
                                               CAPITALIZATION      GROWTH      GROWTH-INCOME       BOND
                                                 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                    $ 7,560,895    $114,011,554   $ 63,299,812    $10,904,962
Changes From Operations:
   - Net investment income (loss)                    (64,999)       (491,264)       154,256        590,981
   - Net realized gain (loss) on investments         101,878         (86,544)       548,151        (30,709)
   - Net change in unrealized appreciation
     or depreciation on investments                1,451,339      13,147,065      5,061,728        355,709
                                                 -----------    ------------   ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      1,488,218      12,569,257      5,764,135        915,981
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                            2,698,709      10,165,449      8,687,139      1,191,812
   - Contract withdawals                          (2,546,926)    (20,217,159)   (13,078,557)    (2,130,868)
                                                 -----------    ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  151,783     (10,051,710)    (4,391,418)      (939,056)
                                                 -----------    ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,640,001       2,517,547      1,372,717        (23,075)
                                                 -----------    ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2004                    9,200,896     116,529,101     64,672,529     10,881,887
Changes From Operations:
   - Net investment income                            30,086         101,364        426,915        546,960
   - Net realized gain (loss) on investments         327,843       1,520,618      1,337,935        (17,569)
   - Net change in unrealized appreciation
     or depreciation on investments                1,950,875      14,979,016      1,226,150       (370,093)
                                                 -----------    ------------   ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      2,308,804      16,600,998      2,991,000        159,298
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                            2,580,345       8,773,177      5,291,637      1,033,756
   - Contract withdawals                          (2,195,781)    (21,055,443)   (12,292,471)    (2,169,924)
                                                 -----------    ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  384,564     (12,282,266)    (7,000,834)    (1,136,168)
                                                 -----------    ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,693,368       4,318,732     (4,009,834)      (976,870)
                                                 -----------    ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2005                   11,894,264     120,847,833     60,662,695      9,905,017
Changes From Operations:
   - Net investment income (loss)                    (25,631)        217,587        570,562        512,021
   - Net realized gain (loss) on investments       1,265,520       4,061,076      2,782,497         (3,210)
   - Net change in unrealized appreciation
     or depreciation on investments                1,538,362       6,543,482      4,934,822        402,821
                                                 -----------    ------------   ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      2,778,251      10,822,145      8,287,881        911,632
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                            2,789,705       7,002,342      4,956,387        741,099
   - Contract withdawals                          (2,787,394)    (20,550,891)   (10,926,443)    (2,034,898)
                                                 -----------    ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    2,311     (13,548,549)    (5,970,056)    (1,293,799)
                                                 -----------    ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,780,562      (2,726,404)     2,317,825       (382,167)
                                                 -----------    ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2006                  $14,674,826    $118,121,429   $ 62,980,520    $ 9,522,850
                                                 ===========    ============   ============    ===========

                                                                 AMERICAN
                                                                FUNDS U.S.
                                                  AMERICAN     GOVERNMENT/     LINCOLN        LINCOLN
                                                   FUNDS        AAA-RATED    VIPT GROWTH    VIPT SPECIAL
                                               INTERNATIONAL    SECURITIES    AND INCOME   OPPORTUNITIES
                                                 SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                   $34,203,891    $ 8,193,599   $20,600,817    $23,846,348
Changes From Operations:
   - Net investment income (loss)                   240,928        257,356        98,574         97,517
   - Net realized gain (loss) on investments       (301,226)        82,841      (360,174)       448,948
   - Net change in unrealized appreciation
     or depreciation on investments               6,208,547       (150,986)    2,423,621      4,482,976
                                                -----------    -----------   -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                     6,148,249        189,211     2,162,021      5,029,441
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                           4,644,798        693,400     2,582,050      3,853,415
   - Contract withdawals                         (6,443,643)    (2,877,690)   (4,016,701)    (4,875,818)
                                                -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,798,845)    (2,184,290)   (1,434,651)    (1,022,403)
                                                -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           4,349,404     (1,995,079)      727,370      4,007,038
                                                -----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2004                  38,553,295      6,198,520    21,328,187     27,853,386
Changes From Operations:
   - Net investment income                          346,574        192,906       102,465        108,015
   - Net realized gain (loss) on investments        255,664         26,042      (102,268)     2,171,436
   - Net change in unrealized appreciation
     or depreciation on investments               6,957,960       (106,616)      925,884      1,783,637
                                                -----------    -----------   -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                     7,560,198        112,332       926,081      4,063,088
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                           4,371,730      1,957,353     1,974,535      4,385,097
   - Contract withdawals                         (7,026,312)    (2,504,149)   (3,844,310)    (6,301,776)
                                                -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (2,654,582)      (546,796)   (1,869,775)    (1,916,679)
                                                -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           4,905,616       (434,464)     (943,694)     2,146,409
                                                -----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2005                  43,458,911      5,764,056    20,384,493     29,999,795
Changes From Operations:
   - Net investment income (loss)                   468,703        169,038        83,418        143,494
   - Net realized gain (loss) on investments      1,435,693         (6,953)       59,299      2,318,502
   - Net change in unrealized appreciation
     or depreciation on investments               5,763,507         (2,921)    2,012,207      1,876,700
                                                -----------    -----------   -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                     7,667,903        159,164     2,154,924      4,338,696
Net Increase (Decrease) From Unit
   Transactions:
   - Contract purchases                           4,698,688        673,250     1,732,256      2,913,830
   - Contract withdawals                         (7,395,363)    (1,465,550)   (3,987,688)    (5,464,325)
                                                -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (2,696,675)      (792,300)   (2,255,432)    (2,550,495)
                                                -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           4,971,228       (633,136)     (100,508)     1,788,201
                                                -----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                 $48,430,139    $ 5,130,920   $20,283,985    $31,787,996
                                                ===========    ===========   ===========    ===========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account G (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission, under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced investment activity on January 23, 1989, are part of the operations of the Company. The Variable Account only offers one product (VUL III) at one fee rate.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company will merge into The Lincoln National Life InsuranceCompany. The merger will not affect the assets and liabilities of Lincoln Life Flexible Premium Variable Life Account G.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of twelve mutual funds (the Funds) of two diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (American Funds):
   American Funds Asset Allocation
   American Funds Bond
   American Funds Cash Management
   American Funds Global Growth
   American Funds Global Small Capitalization
   American Funds Growth
   American Funds Growth-Income
   American Funds High-Income Bond
   American Funds International
   American Funds U.S. Government/AAA-Rated Securities

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Growth and Income
   Lincoln VIPT Special Opportunities

* Denotes an affiliate of the Company.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2006, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are charged daily to the Variable Account by the Company for a mortality and expense risk charge at an annual rate of .80% of the average daily net asset value of the Variable Account. These charges are made in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Prior to allocation of net premiums to the Variable Account, premiums paid are reduced by a percent of premium charge equal to 5.95% of each premium payment to cover the Company's state taxes and federal income tax liabilities. Amounts retained during 2006, 2005 and 2004 by the Company for such charges were $635,704, $642,207 and $838,481, respectively.

Other charges, which are paid to the Company by redeeming Variable Account units are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and contingent surrender charges. These other charges for 2006, 2005 and 2004 amounted to $14,321,110, $14,964,745 and $15,748,433, respectively.

The monthly administrative charge amounts to $6 for each policy in force and is intended to compensate the Company for continuing administration of the policies, premium billings, overhead expenses, and other miscellaneous expenses.

The Company assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus.

A transfer charge of $10 may be assessed each time a policyowner transfers funds from one subaccount to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge of $10 is incurred for each withdrawal from the policy value by the policyowner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges range from approximately 60% of the required base minimum annual premium for surrenders in the first year to approximately 120% in years two through five. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2006 follows.

                                                                              INVESTMENT
                      FEE      UNIT      UNITS                      TOTAL       INCOME
SUBACCOUNT   YEAR   RATE(1)   VALUE   OUTSTANDING    NET ASSETS   RETURN(2)    RATIO(3)
----------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION
             2006    0.80%    $3.94    3,486,568    $13,752,722     14.04%       2.42%
             2005    0.80%     3.46    3,688,353     12,757,506      8.58%       2.40%
             2004    0.80%     3.19    3,907,433     12,446,850      7.64%       2.10%
             2003    0.80%     2.96    4,151,746     12,286,644     21.17%       2.59%
             2002    0.80%     2.44    4,282,402     10,458,852    -12.89%       2.34%
AMERICAN FUNDS BOND
             2006    0.80%     1.83    1,214,526      2,225,050      6.45%       3.89%
             2005    0.80%     1.72    1,149,969      1,979,057      0.96%       3.89%
             2004    0.80%     1.70    1,363,797      2,324,720      5.20%       3.88%
             2003    0.80%     1.62    1,695,968      2,748,160     12.17%       4.43%
             2002    0.80%     1.44    1,756,481      2,537,406      3.43%       3.77%
AMERICAN FUNDS CASH MANAGEMENT
             2006    0.80%     1.87    1,388,294      2,597,961      3.98%       2.17%
             2005    0.80%     1.80    1,384,734      2,492,181      2.15%       1.02%
             2004    0.80%     1.76    1,333,350      2,349,294      0.16%       0.80%
             2003    0.80%     1.76    1,711,415      3,010,646     -0.14%       1.38%
             2002    0.80%     1.76    3,601,381      6,343,976      0.43%       2.99%
AMERICAN FUNDS GLOBAL GROWTH
             2006    0.80%     2.81    2,294,118      6,448,181     19.77%       1.00%
             2005    0.80%     2.35    2,340,573      5,492,961     13.46%       0.83%
             2004    0.80%     2.07    2,384,873      4,932,814     12.89%       0.58%
             2003    0.80%     1.83    2,464,199      4,514,790     34.55%       0.60%
             2002    0.80%     1.36    2,649,767      3,608,277    -15.14%       1.13%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
             2006    0.80%     3.17    4,633,276     14,674,826     23.36%       0.61%
             2005    0.80%     2.57    4,632,683     11,894,264     24.66%       1.10%
             2004    0.80%     2.06    4,467,415      9,200,896     20.17%       0.00%
             2003    0.80%     1.71    4,411,456      7,560,895     52.69%       0.75%
             2002    0.80%     1.12    3,772,948      4,234,951    -19.48%       0.97%

                                                                               INVESTMENT
                      FEE      UNIT      UNITS                       TOTAL       INCOME
SUBACCOUNT   YEAR   RATE(1)   VALUE   OUTSTANDING    NET ASSETS    RETURN(2)    RATIO(3)
-----------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH
             2006    0.80%    $9.97    11,851,787   $118,121,429      9.60%       0.98%
             2005    0.80%     9.09    13,289,003    120,847,833     15.57%       0.89%
             2004    0.80%     7.87    14,809,611    116,529,101     11.85%       0.36%
             2003    0.80%     7.03    16,206,926    114,011,554     36.05%       0.38%
             2002    0.80%     5.17    17,823,161     92,155,691    -24.87%       0.20%
AMERICAN FUNDS GROWTH-INCOME
             2006    0.80%     6.92     9,104,952     62,980,520     14.58%       1.74%
             2005    0.80%     6.04    10,048,839     60,662,695      5.24%       1.50%
             2004    0.80%     5.74    11,274,060     64,672,529      9.78%       1.04%
             2003    0.80%     5.23    12,113,822     63,299,812     31.70%       1.34%
             2002    0.80%     3.97    13,236,786     52,517,288    -18.80%       1.04%
AMERICAN FUNDS HIGH-INCOME BOND
             2006    0.80%     4.23     2,250,402      9,522,850     10.00%       6.16%
             2005    0.80%     3.85     2,574,876      9,905,017      1.64%       6.04%
             2004    0.80%     3.78     2,875,276     10,881,887      8.95%       6.30%
             2003    0.80%     3.47     3,139,398     10,904,962     28.75%       7.82%
             2002    0.80%     2.70     3,165,015      8,538,698     -2.30%       9.95%
AMERICAN FUNDS INTERNATIONAL
             2006    0.80%     4.95     9,787,327     48,430,139     18.38%       1.84%
             2005    0.80%     4.18    10,397,246     43,458,911     20.78%       1.69%
             2004    0.80%     3.46    11,140,186     38,553,295     18.70%       1.48%
             2003    0.80%     2.92    11,731,877     34,203,891     34.04%       1.63%
             2002    0.80%     2.18    12,890,539     28,037,265    -15.26%       1.71%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES
             2006    0.80%     2.86     1,793,160      5,130,920      3.12%       4.00%
             2005    0.80%     2.77     2,077,353      5,764,056      1.88%       3.92%
             2004    0.80%     2.72     2,276,039      6,198,520      2.76%       4.64%
             2003    0.80%     2.65     3,091,614      8,193,599      1.70%       3.73%
             2002    0.80%     2.61     4,161,485     10,845,105      8.58%       3.92%
LINCOLN VIPT GROWTH AND INCOME
             2006    0.80%     5.26     3,858,522     20,283,985     11.47%       1.22%
             2005    0.80%     4.72     4,322,276     20,384,493      4.70%       1.30%
             2004    0.80%     4.50     4,734,978     21,328,187     11.10%       1.29%
             2003    0.80%     4.05     5,081,094     20,600,817     28.68%       1.15%
             2002    0.80%     3.15     5,544,041     17,467,735    -22.67%       1.01%
LINCOLN VIPT SPECIAL OPPORTUNITIES
             2006    0.80%     8.80     3,612,657     31,787,996     15.13%       1.27%
             2005    0.80%     7.64     3,925,189     29,999,795     14.72%       1.17%
             2004    0.80%     6.66     4,180,959     27,853,386     21.79%       1.19%
             2003    0.80%     5.47     4,359,305     23,846,348     32.92%       1.29%
             2002    0.80%     4.12     4,752,641     19,558,953    -12.42%       1.40%

(1) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2006.

                                                         AGGREGATE     AGGREGATE
                                                          COST OF      PROCEEDS
SUBACCOUNT                                               PURCHASES    FROM SALES
--------------------------------------------------------------------------------
American Funds Asset Allocation                         $1,053,937   $ 1,405,109
American Funds Bond                                        613,446       440,401
American Funds Cash Management                           2,427,300     2,392,590
American Funds Global Growth                               819,549       902,757
American Funds Global Small Capitalization               2,395,153     1,733,744
American Funds Growth                                    2,240,149    14,719,536
American Funds Growth-Income                             3,195,932     7,062,675
American Funds High-Income Bond                            714,467     1,402,531
American Funds International                             2,574,828     4,412,674
American Funds U.S. Government/AAA-Rated Securities        557,946     1,186,445
Lincoln VIPT Growth and Income                             416,866     2,577,670
Lincoln VIPT Special Opportunities                       2,446,576     3,741,831

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2006.

                                                                    NET
                                                        SHARES     ASSET     FAIR VALUE
SUBACCOUNT                                              OWNED      VALUE      OF SHARES    COST OF SHARES
--------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                         750,038   $18.34   $ 13,755,699     $10,797,086
American Funds Bond                                     190,911    11.64      2,222,204       2,083,278
American Funds Cash Management                          223,591    11.62      2,598,132       2,527,040
American Funds Global Growth                            275,089    23.44      6,448,080       4,685,149
American Funds Global Small Capitalization              590,108    24.87     14,675,993       9,400,059
American Funds Growth                                 1,833,089    64.51    118,252,592      87,579,246
American Funds Growth-Income                          1,486,839    42.43     63,086,597      48,311,071
American Funds High-Income Bond                         745,456    12.90      9,616,387       9,362,121
American Funds International                          2,200,034    22.01     48,422,747      34,656,345
American Funds U.S. Government/AAA-Rated Securities     432,355    11.87      5,132,059       5,116,956
Lincoln VIPT Growth and Income                          577,252    35.16     20,294,465      18,485,229
Lincoln VIPT Special Opportunities                      721,683    44.05     31,789,417      20,814,438

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                         UNITS       UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED     REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------
American Funds Asset Allocation                         383,353     (585,138)     (201,785)
American Funds Bond                                     367,253     (302,696)       64,557
American Funds Cash Management                        1,400,063   (1,396,503)        3,560
American Funds Global Growth                            480,928     (527,383)      (46,455)
American Funds Global Small Capitalization              972,415     (971,822)          593
American Funds Growth                                   742,214   (2,179,430)   (1,437,216)
American Funds Growth-Income                            772,920   (1,716,807)     (943,887)
American Funds High-Income Bond                         184,674     (509,148)     (324,474)
American Funds International                          1,037,625   (1,647,544)     (609,919)
American Funds U.S. Government/AAA-Rated Securities     242,156     (526,349)     (284,193)
Lincoln VIPT Growth and Income                          355,339     (819,093)     (463,754)
Lincoln VIPT Special Opportunities                      357,024     (669,556)     (312,532)

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                                         UNITS       UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED     REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------
American Funds Asset Allocation                         433,640     (652,720)     (219,080)
American Funds Bond                                     589,532     (803,360)     (213,828)
American Funds Cash Management                        1,899,286   (1,847,902)       51,384
American Funds Global Growth                            485,739     (530,039)      (44,300)
American Funds Global Small Capitalization            1,161,953     (996,685)      165,268
American Funds Growth                                 1,076,425   (2,597,033)   (1,520,608)
American Funds Growth-Income                            925,475   (2,150,696)   (1,225,221)
American Funds High-Income Bond                         273,544     (573,944)     (300,400)
American Funds International                          1,211,391   (1,954,331)     (742,940)
American Funds U.S. Government/AAA-Rated Securities     711,236     (909,922)     (198,686)
Lincoln VIPT Growth and Income                          435,019     (847,721)     (412,702)
Lincoln VIPT Special Opportunities                      627,146     (882,916)     (255,770)

The change in units outstanding for the year ended December 31, 2004 is as follows:

                                                         UNITS       UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED     REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------
American Funds Asset Allocation                         454,632     (698,945)     (244,313)
American Funds Bond                                     278,134     (610,305)     (332,171)
American Funds Cash Management                        3,988,059   (4,366,124)     (378,065)
American Funds Global Growth                            405,743     (485,069)      (79,326)
American Funds Global Small Capitalization            1,493,666   (1,437,707)       55,959
American Funds Growth                                 1,408,699   (2,806,014)   (1,397,315)
American Funds Growth-Income                          1,625,766   (2,465,528)     (839,762)
American Funds High-Income Bond                         335,630     (599,752)     (264,122)
American Funds International                          1,510,175   (2,101,866)     (591,691)
American Funds U.S. Government/AAA-Rated Securities     259,232   (1,074,807)     (815,575)
Lincoln VIPT Growth and Income                          626,663     (972,779)     (346,116)
Lincoln VIPT Special Opportunities                      667,207     (845,553)     (178,346)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account G

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account G ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2006, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account G at December 31, 2006, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2007

                                    PART II

This filing is made pursuant to Rule 6e-3(T).

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                INDEMNIFICATION

(a) Brief description of indemnification provisions. In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

     Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such Issue.

               REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment No. 22 to the Registration Statement comprises the following papers and documents:

-    The facing sheet

-    Reconciliation and Tie-in Sheet

-    The Prospectus consisting of 185 pages

-    Indemnification

-    The undertaking to file reports

- The representations pursuant to Section 26(e) (2) (A) of the Investment Company Act of 1940

-    The signatures

-    The Powers of Attorney

-    The written consents of the following persons:
     Robert A. Picarello, Esq.
     Vaughn W. Robbins, FSA
     Independent Registered Public Accounting Firm
     The following exhibits:

          1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

               (1) Resolution of the Board of Directors of The Lincoln National Life Insurance Co. and related documents authorizing establishment of the Account.(2)

               (2)     Not applicable.

               (3) (a) Selling Agreement between The Lincoln National Life
                       Insurance Company and Lincoln Financial Advisors Corporation.(3)

                   (b) Not applicable.

                   (c) Commission schedule.(2)

               (4)     Not applicable.

               (5) (a) Application.(2)

                   (b) Policy.(2)

               (6) (a) Articles of Incorporation of The Lincoln National Life
                       Insurance Co.(1)

                   (b) Bylaws of The Lincoln National Life Insurance Company(1)

               (7)     Not applicable.

               (8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

                   (a) American Funds Insurance Series.(7)

                   (b) Lincoln VIP Trust.(7)

               (9) (a) Proposed form of Indemnification Agreement related to compliance with IRC Section 817(h) and the regulations thereunder.(4)

               (9) (b) Services Agreement(5), and amendments thereto(6), and additional amendment (7), between The Lincoln National Life Insurance Company (and affiliates) and Delaware Management Holdings, Inc., Delaware Service Company, Inc.
               (10)    See Exhibit 1(5)(a).

          2.   See Exhibit 1(5).

          3. Opinion and consent of Robert A. Picarello, General Counsel of Life Insurance and Retirement Products, The Lincoln National Life Insurance Company as to legality of securities being issued.(8)

          4.   Not applicable.

          5.   Opinion and consent of Vaughn W. Robbins, F.S.A.(8)

          6.   Consent of Independent Registered Public Accounting Firm.

          7.   Not applicable.

----------
*    To be filed by amendment.

(1) Incorporated by reference to registration statement filed on Form S-6 (File No. 333-40745) filed on November 21, 1997.

(2) Incorporated by reference to registration statement Post-Effective Amendment No. 13 filed on April 20, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 1 (File No. 333-82663) filed on April 13, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 1 (File No. 333-72875) filed on October 15, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N1-A (File No. 2-80741, 811-3211) filed on April 10, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-43373) filed on April 4, 2002.

(7) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(8) Incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-22740) filed on April 26, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account G has caused this Post-Effective Amendment No. 22 to the Registration Statement (File No. 033-22740; 811-05585; CIK: 0000835414) on Form S-6, to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina on the 24th day of April, 2007. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                           LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G (REGISTRANT)


                           By /s/ Mark E. Konen
                              -------------------------------------------
                              Mark E. Konen
                              Senior Vice President and Director
                              The Lincoln National Life Insurance Company




                           THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (DEPOSITOR)


                           By /s/ Mark E. Konen
                              -------------------------------------------
                              Mark E. Konen
                              Senior Vice President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to this Registration Statement (File No. 033-22740; 811-05585; CIK: 0000835414) on Form S-6, has been signed below on
April 24, 2007 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                   TITLE
---------                                   ------

/s/ Dennis R. Glass        *
-----------------------------               President and Director
Dennis R. Glass                             (Principal Executive Officer)

/s/ Frederick J. Crawford  *
-----------------------------               Chief Financial Officer and Director
Frederick J. Crawford                       (Principal Financial Officer)

/s/ Mark E. Konen
-----------------------------               Senor Vice President and Director
Mark E. Konen

/s/ Barbara S. Kowalczyk   *
-----------------------------               Director
Barbara S. Kowalczyk

/s/ See Yeng Quek          *
-----------------------------               Senior Vice President, Chief
See Yeng Quek                               Investment Officer and Director

/s/ Westley V. Thompson    *
-----------------------------               Senior Vice President and Director
Westley V. Thompson


         /s/ Frederick C. Tedeschi
* By -----------------------------
         Frederick C. Tedeschi
         Attorney-in-Fact

                        POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Kelly D. Clevenger, Christine
S. Frederick, John L. Reizian, Robert L. Grubka, Brian A. Kroll and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
------------------------------------------

Lincoln Life Flexible Premium Variable Life Account D: 033-00417

Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745

Lincoln Life Flexible Premium Variable Life Account G: 033-22740

Lincoln Life Flexible Premium Variable Life Account J: 033-76434

Lincoln Life Flexible Premium Variable Life Account K: 033-76432

Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477; 333-63940;
333-82663; 333-139960

Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107

Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790

Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-90438

VARIABLE ANNUITY SEPARATE ACCOUNTS:
-----------------------------------

Lincoln National Variable Annuity Fund A: 002-26342; 002-25618

Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927

Lincoln National Variable Annuity Account E: 033-26032

Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219

Lincoln National Variable Annuity Account L: 333-04999

Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190

Lincoln Life Variable Annuity Account Q: 333-43373

Lincoln Life Variable Annuity Account T: 333-32402; 333-73532

Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

SIGNATURE                                            TITLE
---------                                            ------

/s/ Dennis R. Glass
--------------------------              President and Director
Dennis R. Glass                         (Principal Executive Officer)

/s/ Frederick J. Crawford
--------------------------              Chief Financial Officer and Director
Frederick J. Crawford                   (Principal Financial Officer)

/s/ Mark E. Konen
--------------------------              Senior Vice President and Director
Mark E. Konen

/s/ Barbara S. Kowalczyk
--------------------------                 Director
Barbara S. Kowalczyk

/s/ See Yeng Quek
--------------------------                 Senior Vice President, Chief
See Yeng Quek                              Investment Officer and Director

/s/ Westley V. Thompson
--------------------------                 Senior Vice President and Director
Westley V. Thompson

FOR DENNIS R. GLASS:
--------------------

State of  Pennsylvania    )
                          ) SS.
County of Philadelphia    )

Sworn and subscribed before me this 28th day of March, 2007.

/s/ Sarah A. Hudson
--------------------------
Notary Public
My Commission Expires: December 12, 2009

FOR FREDERICK J. CRAWFORD:
--------------------------

State of  Pennsylvania    )
                          ) SS.
County of Philadelphia    )

Sworn and subscribed before me this 29th day of March, 2007.

/s/ Sara A. Hudson
--------------------------
Notary Public
My Commission Expires: December 12, 2009

FOR MARK E. KONEN:
------------------

State of  NC         )
                     ) SS.
County of Guilford   )

Sworn and subscribed before me this 29 day of March, 2007.

/s/ Debbie B. Marlow
-----------------------------------
Notary Public
My Commission Expires: 6-15-07

FOR BARBARA S. KOWALCZYK:
------------------------

State of  Pennsylvania    )
                          ) SS.
County of Philadelphia    )

Sworn and subscribed before me this 27th day of March, 2007.

/s/ Sara A. Hudson
-----------------------------------
Notary Public
My Commission Expires: December 12, 2009

FOR SEE YENG QUEK:
-----------------

State of  PA              )
                          ) SS.
County of Philadelphia    )

Sworn and subscribed before me this 26th day of March, 2007.

/s/ Joann Murphy
-----------------------------------
Notary Public
My Commission Expires: 10/31/09

FOR WESTLEY V. THOMPSON:
-----------------------

State of  Connecticut     )
                          ) SS.
County of Hartford        )

Sworn and subscribed before me this 26th day of March, 2007.

/s/ Barbara A. Tofield
------------------------------------
Notary Public
My Commission Expires:  2/28/2008